As filed with the Securities and Exchange Commission on March 2, 2026
1933 Act File No. 033‑57986
1940 Act File No. 811‑07470

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre‑Effective Amendment No.	☐
Post-Effective Amendment No. 125	☒
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 126	☒
(Check appropriate box or boxes.)

CARILLON SERIES TRUST
(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway
St. Petersburg, FL 33716
(Address of Principal Executive Office) (Zip Code)
Registrant’s Telephone Number, including Area Code: (727) 567‑3526

SUSAN L. WALZER, PRINCIPAL EXECUTIVE OFFICER
880 Carillon Parkway
St. Petersburg, FL 33716
(Name and Address of Agent for Service)
Copy to:
KATHY KRESCH INGBER, ESQ.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☒	on May 1, 2026 pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CARILLON SERIES TRUST

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement

Prospectus for Carillon ClariVest Capital Appreciation Fund (the “Fund”)

Statement of Additional Information for the Fund

Part C of Form N-1A

Signature Page

Exhibits

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Carillon Mutual Funds
Prospectus | [  ], 2026
Equity Funds	Class A	Class C	Class I	Class R-6
Carillon ClariVest Capital Appreciation Fund	HRCPX	HRCCX	HRCIX	HRCUX

These securities have not been approved or disapproved by the Securities and Exchange Commission (“Commission”), nor has the Commission passed upon the accuracy or adequacy of the fund’s Prospectus. Any representation to the contrary is a criminal offense.

Summary	[ ]
Carillon ClariVest Capital Appreciation Fund	[ ]
Additional Information About the Fund	[ ]
Important Notice Regarding Fund Reorganization	[ ]
Additional Information Regarding Investment Strategies	[ ]
Additional Information About Principal Risk Factors	[ ]
Investment Adviser	[ ]
Subadvisers	[ ]
Portfolio Managers	[ ]
Distributor	[ ]
Rule 12b-1 Distribution Plan	[ ]
Payments to Financial Intermediaries	[ ]
Your Investment	[ ]
Choosing a Share Class	[ ]
Class A Shares	[ ]
Class C Shares	[ ]
Sales Charge Reductions	[ ]
Application of CDSC	[ ]
Reinstatement Privilege	[ ]
Investing in Class A shares and Class C shares	[ ]
Class I Shares	[ ]
Class R-6 Shares	[ ]
How To Invest	[ ]
How To Sell Your Investment	[ ]
How To Exchange Your Shares	[ ]
Valuing Your Shares	[ ]
Account and Transaction Policies	[ ]
Doing Business with the Fund	[ ]
Dividends, Other Distributions and Taxes	[ ]
Description of Indices	[ ]
Financial Highlights	[ ]
For More Information	[ ]

Carillon Mutual Funds
SUMMARY OF CARILLON CLARIVEST CAPITAL APPRECIATION FUND      | [  ] 2026

Investment objective | The Carillon ClariVest Capital Appreciation Fund (“Capital Appreciation Fund” or the “fund”) seeks long-term capital appreciation.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Capital Appreciation Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 147 of the fund’s Prospectus and on page 74 of the fund’s Statement of Additional Information.
Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None
Redemption Fee	None	None	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class C	Class I	Class R-6
Management Fees (b)	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses (c)	0.25%	0.25%	0.23%	0.16%
Total Annual Fund Operating Expenses	1.00%	1.75%	0.73%	0.66%
Fee Waiver and/or Expense Reimbursement (d)	0.00%	0.00%	0.00%	-0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	1.75%	0.73%	0.65%

(a)     If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge (“CDSC”) at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b)     Management Fees have been restated to reflect the current contractual fee rate, which was effective May 1, 2025.
(c)     Other Expenses for the Class A and Class C shares include 0.01% and 0.03%, respectively, of expenses that the fund paid to Carillon Tower Advisers, Inc. (“Carillon”) that were previously waived and/or reimbursed under the contractual fee waiver/expense reimbursement agreement for the fund.
(d)     Carillon has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through April 30, 2027 as follows: Class R-6 – 0.65%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest costs, and extraordinary expenses. The contractual fee waivers can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by Carillon within the following two fiscal years, provided that such recoupment will not cause the fund’s expense ratio to exceed both the expense cap at the time such amounts were waived or reimbursed, or the fund’s then-current expense cap.

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Carillon Mutual Funds
SUMMARY OF CARILLON CLARIVEST CAPITAL APPRECIATION FUND      | [  ] 2026
Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for Class R-6 through April 30, 2027. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$572	$778	$1,001	$1,641
Class C	$278	$551	$949	$2,062
Class I	$77	$235	$408	$908
Class R-6	$66	$210	$367	$822

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 16% of the average value of its portfolio.
Principal investment strategies | During normal market conditions, the Capital Appreciation Fund seeks to achieve its objective by investing at least 65% of its net assets in common stocks of companies that have the potential for attractive long-term growth in earnings, cash flow and total worth of the company. In addition, the portfolio management team prefers to purchase stocks that appear to be underpriced in relation to the company’s long-term growth fundamentals. The strategy of the fund’s portfolio management team is based upon systematic analysis of fundamental and technical factors, significantly aided by a quantitative process. The fund typically invests in the stocks of large- and mid-capitalization companies, but may invest in the stocks of companies of any size without regard to market capitalization. Although the portfolio management team generally does not emphasize investment in any particular investment sector or industry, the fund may invest a significant portion of its assets in the securities of companies in the information technology sector at any given time. The fund may sell securities when they no longer meet the portfolio management team’s investment criteria.
The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.
Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in securities whose values may increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.
•
Equity securities are subject to market risk. In general, the values of stocks and other equity securities fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;
•
Growth stock risk is the risk of a growth company not providing an expected sales or earnings increase or dividend yield. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. If a growth investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a value or other non-growth approach to investing or have a broader investment style;

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Carillon Mutual Funds
SUMMARY OF CARILLON CLARIVEST CAPITAL APPRECIATION FUND      | [  ] 2026
•
Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly.
Moreover, the risks discussed herein associated with an investment in the fund may be increased. Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks subsequently started to lower interest rates in September 2024, though economic or other factors, such as inflation, could lead to the Federal Reserve stopping or reversing these changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.
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Carillon Mutual Funds
SUMMARY OF CARILLON CLARIVEST CAPITAL APPRECIATION FUND      | [  ] 2026
Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the fund and its investments or operations could be negatively impacted.
Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of various newly-adopted regulations is not currently known. Due to the broad scope of the regulations being adopted, certain of these changes to regulations could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the fund.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences, may negatively impact certain issuers, industries and regions;
•
Large cap company risk arises because large-cap companies may be less responsive to competitive challenges and opportunities, and may be unable to attain high growth rates, relative to smaller companies;

•
Micro-capitalization company risk arises because micro-cap companies may have less predictable earnings and revenues; experience significant losses; lack an operating history, product lines, or financial resources; have volatile share prices and less liquid markets; and trade less frequently than larger, more established companies;

•
Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the fund to buy and sell securities of mid-capitalization companies;

•
Quantitative strategy risk is the risk that the success of the fund’s investment strategy may depend in part on the effectiveness of the  quantitative tools for screening securities used by ClariVest Asset Management LLC (“ClariVest”), one of the fund’s subadvisers. These strategies may incorporate factors that may not be predictive of a security’s value. ClariVest’s stock selection can be adversely affected if it relies on insufficient, erroneous or outdated data or flawed models or computer systems. The increased use of artificial intelligence or other evolving or emerging technologies presents significant risks and may exacerbate the aforementioned risks;

•
Sector risk is the risk associated with the fund holding a core portfolio of stocks invested in similar businesses, all of which could be affected by similar economic or market conditions. The prices of securities of issuers in a particular industry or sector may be more

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Carillon Mutual Funds
SUMMARY OF CARILLON CLARIVEST CAPITAL APPRECIATION FUND      | [  ] 2026

susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect the industry or sector more than securities of issuers in other industries and sectors. As the fund’s portfolio changes over time, the fund’s exposure to a particular sector may become higher or lower.

Information technology sector risk is the risk that products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. These companies may be smaller or newer and may have limited product lines, markets, financial resources or personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector also may be subject to increased government scrutiny or adverse government regulatory action. Additionally, companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies. The market prices of information technology-related securities tend to exhibit a greater degree of interest rate risk and market risk and may experience sharper price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices;
•
Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially;

•
Small-cap company risk arises because small-cap companies involve greater risks than investing in large- capitalization companies. Small-cap companies generally have lower volume of shares traded daily, less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and more limited access to capital, compared to larger, more established companies. These factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of the fund’s portfolio and performance. Generally, the smaller the company size, the greater these risks; and

•
Value stock risk arises from the possibility that a stock’s intrinsic value may not be fully realized by the market or that its price may decline. If a value investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a non-value approach to investing or have a broader investment style.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with those of a broad-based securities market index, as well as an additional market index with characteristics that are similar to those of the fund. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses.
The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.
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Carillon Mutual Funds
SUMMARY OF CARILLON CLARIVEST CAPITAL APPRECIATION FUND      | [  ] 2026
During 10 year period (Class I shares):
	Return	Quarter Ended
Best Quarter	27.28%	June 30, 2020
Worst Quarter	(19.92)%	June 30, 2022

Average annual total returns (for the periods ended December 31, 2025):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	10-yr
Class I – Before Taxes	3/21/06	23.31%	16.93%	12.47%
After Taxes on Distributions		22.17%	14.23%	14.59%
After Taxes on Distributions and Sale of Fund Shares		14.64%	12.89%	13.48%
Fund Shares
Class A – Before Taxes	12/12/85	17.16%	14.46%	16.03%
Class C – Before Taxes	4/3/95	22.06%	15.72%	15.72%
Class R-6 – Before Taxes	7/31/15	23.43%	17.12%	17.10%

Index (reflects no deduction for fees, expenses or taxes)
	1-yr	5-yr	10-yr
S&P 500® Index (1)	26.27%	16.02%	15.62%
Russell 1000® Growth Index	18.56%	15.32%	18.13%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

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Carillon Mutual Funds
SUMMARY OF CARILLON CLARIVEST CAPITAL APPRECIATION FUND      | [  ] 2026
Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.
Subadvisers | ClariVest Asset Management LLC and Tidal Investments LLC serve as subadvisers to the fund.
Portfolio Managers | Ed Wagner, CFA®, Amanda Freeman, CFA®, C. Frank Feng, Ph.D., and Todd N. Wolter, CFA®, are Portfolio Co-Managers of the fund. Mr. Wagner, Ms. Freeman, Dr. Feng, and Mr. Wolter are jointly and primarily responsible for the day-to-day management of the fund. Messrs. Wagner and Feng have been Portfolio Co-Managers of the fund since 2013. Ms. Freeman has served as the fund’s Portfolio Co-Manager since April 2024. Mr. Wolter has served as the fund’s Portfolio Co-Manager since February 2019.
Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, and I shares of the fund on any business day through your financial intermediary, by telephone (800.421.4184), or by mail by writing to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 (for regular mail) or 801 Pennsylvania Avenue, Suite 219252, Kansas City, MO, 64105-1307 (for overnight service). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000, while fee-based plan sponsors set their own minimum requirements. For Class R-6 shares, other than those purchased through a participating retirement plan, the minimum initial purchase is $1,000,000. For Class R-6 shares purchased through a participating retirement plan, the minimum initial purchase is set by the plan administrator.
Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Carillon Mutual Funds
PROSPECTUS      | [  ] 2026
Additional Information About the Fund
The fund’s investment objective is non-fundamental and may be changed by its Board of Trustees without shareholder approval.
As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are inconsistent with its principal investment strategies. The fund may also invest its assets in cash, cash equivalent securities, repurchase agreements or money market instruments as a temporary defensive measure. To the extent that the fund takes such a temporary defensive position, its ability to achieve its investment objective may be affected adversely.
Important Notice Regarding Fund Reorganization
At meetings held on February 12-13, 2026, the Board of Trustees (“Board”) of Carillon Series Trust (“Trust”) approved a Plan of Reorganization and Termination (the “Reorganization Plan”) that provides for the reorganization of the fund into the RJ ClariVest Capital Appreciation ETF (the “Acquiring ETF”), a new series of the Trust, effective on or about May [  ], 2026 (the “Conversion”).

Carillon Tower Advisers, Inc. (“Carillon”) serves as the fund’s investment adviser and administrator and will continue to serve as the Acquiring ETF’s investment adviser and administrator. ClariVest Asset Management LLC (“ClariVest”) and Tidal Investments LLC serve as subadvisers to the fund, and will continue to serve as the subadvisers to the Acquiring ETF after the Conversion. After the Conversion, it is anticipated that the Acquiring ETF will continue to have the same portfolio managers and will be managed in the same manner as the fund, except that Tidal will provide additional services to the Acquiring ETF, including assisting in basket creation, reporting and monitoring.
The Reorganization Plan, which sets forth the terms of the Conversion, provides for the fund to transfer all of its assets to the Acquiring ETF in exchange solely for shares of the Acquiring ETF having an aggregate net asset value equal to the fund’s net assets, and the Acquiring ETF’s assumption of all of the fund’s liabilities.
Upon completion of the Conversion, the fund’s shareholders will become shareholders of the Acquiring ETF, which is an exchange-traded fund, commonly referred to as an “ETF.” The Acquiring ETF will not commence investment operations prior to the Conversion, and the Acquiring ETF’s shares are not currently being offered to the public, nor have they been approved for listing on any exchange. However, it is anticipated that the Acquiring ETF’s shares will be listed for trading on NYSE Arca, Inc.
It is anticipated that, prior to the Conversion, all outstanding Class A, Class C and Class R-6 shares of the fund will be converted into Class I shares, and Class A, Class C and Class R-6 shareholders will become Class I shareholders. The fund’s Class I shareholders will then become shareholders of the Acquiring ETF upon the Conversion. It is expected that Class I shares of the fund will remain open to new purchases until shortly before its Conversion. The fund’s shareholders will receive shares of the Acquiring ETF equal in value to the shares of the fund that they held prior to the Conversion (except for the value of any fractional shares which will be distributed in cash to fund shareholders).
Although shareholders will not typically incur any sales loads or other transaction charges in connection with the Conversion, please consult your financial intermediary for additional details on specific fee policies as they may apply to you. The Conversion is intended to qualify as a tax-free reorganization for federal income tax purposes such that fund shareholders will not recognize any gain or loss in connection with the Conversion, except to the extent that fund shareholders receive cash in connection with the liquidation of any fractional shares in the Conversion. Carillon will bear all direct costs of the Conversion, including the costs of preparing the Reorganization Plan and the combined information statement/prospectus for shareholders regarding the Conversion. Shareholders of the fund will receive a combined information statement/prospectus that contains additional information about the Conversion. Shareholders should read these materials carefully, as they will contain a more detailed description of the Conversion.
It is not necessary for shareholders of the fund to approve the Conversion or take any other action.
Additional Information Regarding Investment Strategies
Carillon ClariVest Capital Appreciation Fund | In selecting securities for the fund, ClariVest utilizes quantitative tools to implement a “bottom-up,” fundamentally based, investment process. A bottom-up method of analysis seeks to de-emphasize the significance of economic and market cycles.
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Carillon Mutual Funds
PROSPECTUS      | [  ] 2026
ClariVest constructs a portfolio that seeks to maximize expected return, subject to constraints designed to meet long-run expected active risk goals. This framework builds toward the goal of sustainable performance relative to the Russell 1000® Growth Index, which is a growth-oriented index.
The fund will invest primarily in the common stocks of large- and mid-capitalization U.S. companies that the portfolio management team believes have the potential for earnings growth and improvement in investor sentiment. In addition, as a non-principal investment strategy, the fund may invest in common stocks of foreign companies. The intrinsic worth of the companies’ stocks may not be recognized by the market or the stocks may be currently out of favor with investors. The fund may sell securities when they no longer meet the portfolio managers’ investment criteria and/or to take advantage of more attractive investment opportunities.

10 | rjinvestmentmanagement.com

Carillon Mutual Funds
PROSPECTUS      | [  ] 2026
Additional Information About Principal Risk Factors
The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the fund. Additionally, while the portfolio managers seek to take advantage of investment opportunities that will maximize the fund’s investment returns, there is no guarantee that such opportunities will ultimately benefit the fund. There is no assurance that the portfolio managers’ investment strategy will enable the fund to achieve its investment objective. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The principal risks of investing in the fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears.
Equity securities | The fund’s equity securities investments are subject to market risk. In general, the values of stocks and other equity securities fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The fund may experience a significant or complete loss on its investment in an equity security. In addition, stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:
•
Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. In the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay common stockholders after payments, if any, to bondholders and preferred stockholders have been made.

Growth stocks | Growth companies are expected to increase their sales or earnings, or their dividend yield, at a certain rate. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The price of a growth company’s stock may fail or not approach the value that has been placed on it. If a growth investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a value or other non-growth approach to investing or have a broader investment style.
Large-cap companies | Investments in large-cap companies may underperform other segments of the market, in some cases for extended periods of time, because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes. Large-cap companies generally are expected to be less volatile than companies with smaller market capitalizations. However, large-cap companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion, and may instead focus their competitive efforts on maintaining or expanding their market share.
Market | The fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last 10-15 years, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur.
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Carillon Mutual Funds
PROSPECTUS      | [  ] 2026
The value of a security may decline due to adverse issuer-specific conditions or general market conditions unrelated to a particular issuer, such as real or perceived adverse geopolitical, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest, currency or inflation rates, lack of liquidity in the markets, public perceptions concerning these developments or adverse market sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.
Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity, which may adversely affect the value of your investment. The imposition of tariffs by the U.S. on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Such market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, a reduction in the willingness and ability of some lenders to extend credit, difficulties for some borrowers in obtaining financing on attractive terms, if at all, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Adverse market events may also lead to increased shareholder redemptions, which could cause the fund to sell investments at an inopportune time to meet redemption requests by shareholders and may increase the fund’s portfolio turnover, which could increase the costs that the fund incurs and lower the fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by the fund will increase in value along with the broader market.
Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.
Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, the execution of ransomware and other cyberattacks, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.
Recent Market Events | Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the fund may be increased. Deteriorating economic fundamentals may increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, reduce bank balance sheets and cause unexpected changes in interest rates. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses. Any of these could cause an increase in market volatility, reduce liquidity across various sectors or markets or decrease confidence in the markets. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.

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Carillon Mutual Funds
PROSPECTUS      | [  ] 2026
Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the U.S. Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks subsequently started to lower interest rates in September 2024, though economic or other factors, such as inflation, could lead to the Federal Reserve stopping or reversing these changes. In addition, ongoing inflation pressures could continue to cause an increase in interest rates and/or negatively impact issuers. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course.
Additionally, various economic and political factors, such as rising inflation rates, could cause the Federal Reserve or other foreign banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Also, regulators have expressed concern that changes in interest rates may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. . It is difficult to predict the impact on various markets of significant rate increases or other significant policy changes.
Tensions, war or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the fund and its investments or operations could be negatively impacted whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of various newly-adopted regulations is not currently known. Due to the broad scope of the regulations being adopted, certain of these changes to regulations could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the Fund.
Further, advancements in technology may also adversely impact market movements and liquidity and may affect the overall performance of the fund. Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen, which could impact the overall performance of the fund.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time.
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Carillon Mutual Funds
PROSPECTUS      | [  ] 2026
China’s economy, which has been sustained largely through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. While the Chinese government appears to be taking measures to address these issues, due to the size of China’s economy, the resolution of these issues could impact a number of other countries.
Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences, may negatively impact certain issuers, industries and regions.
A rise in sea levels, a change in weather patterns, including an increase in powerful storms and large wildfires, and/or a climate-driven increase in flooding could cause properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may not ever recover their value. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.
Micro-cap companies | Investments in micro-cap companies are subject to substantially greater risks of loss and price fluctuations, sometimes rapidly and unpredictably, because their earnings and revenues tend to be less predictable. In addition, some companies may experience significant losses. Since micro-capitalization companies may not have an operating history, product lines, or financial resources, their share prices also tend to be more volatile and their markets less liquid than companies with larger market capitalizations, and they can be sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Micro-capitalization companies face greater risk of business failure, which could increase the volatility of the fund’s portfolio.
Mid-cap companies | Investments in mid-cap companies generally involve greater risks than investing in large-capitalization companies. Mid-cap companies may have narrower commercial markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid-cap companies can be more volatile, and their stocks less liquid, compared to larger, more established companies, which could increase the volatility of the fund’s portfolio and performance. Shareholders of the fund that invests in mid-cap companies should expect that the value of the fund’s shares will be more volatile than the fund that invests exclusively in large-cap companies. Generally, the smaller the company size, the greater these risks.
Quantitative strategy | The success of the fund’s investment strategy may depend in part on the effectiveness of ClariVest’s quantitative tools for screening securities. Securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect their value. ClariVest’s quantitative tools may use factors that may not be predictive of a security’s value, and any changes over time in the factors that affect a security’s value may not be reflected in the quantitative model. The quantitative tools may not react as expected to market events, resulting in losses for the fund. Data for some companies, particularly non-U.S. companies, may be less available and/or less current than data for other companies. There may also be errors, omissions, imperfections or malfunctions in the computer code for the quantitative model or in the model itself, or issues relating to the computer systems used to screen securities. ClariVest’s stock selection can be adversely affected if it relies on insufficient, erroneous or outdated data or flawed models or computer systems. Historical data inputs may be subject to revision or correction, which may diminish the reliability and predictive quality of results. Additionally, a previously successful strategy may become outdated or inaccurate, which may not be identified by ClariVest and therefore may also result in losses. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their validity, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions. The increased use of artificial intelligence or other evolving or emerging technologies presents significant risks and may exacerbate the aforementioned risks.
Sectors | The fund may hold a significant amount of investments in issuers conducting business in a related group of industries within the same economic sector, which may be similarly affected by particular economic or market events. To the extent the fund has substantial holdings within a particular sector, the risks to the fund associated with that sector increase and the fund may perform poorly during a downturn in one or more of the industries within that sector. In addition, when the fund focuses its investments in certain sectors of the economy, its performance could fluctuate more widely than if the fund invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. As the fund’s portfolio changes over time, the fund’s exposure to a particular sector may become higher or lower.
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Carillon Mutual Funds
PROSPECTUS      | [  ] 2026
Information technology sector | The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment, instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. These companies may be smaller or newer and may have limited product lines, markets, financial resources or personnel. The market prices of information technology-related securities tend to exhibit a greater degree of interest rate risk and market risk and may experience sharper price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector also may be subject to increased government scrutiny or adverse government regulatory action. Additionally, companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.
Securities lending | The fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. Borrowers of the fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The fund will be responsible for the risks associated with the investment of cash collateral. The fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. There is a risk that a borrower may default on its obligations to return loaned securities; however, the fund’s securities lending agent may indemnify the fund against that risk. There is a risk that the assets of the fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the fund. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions, and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the fund before an ex-dividend date, the payment in lieu of the dividend that the fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”
Small-cap companies | Investments in small-cap companies generally involve greater risks than investing in large-capitalization companies. Companies with smaller market capitalizations generally have lower volume of shares traded daily, less liquid stock and more volatile stock prices. Companies with smaller market capitalizations also tend to have a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of the fund’s portfolio and performance. Shareholders of the fund that invests in small-cap companies should expect that the value of the fund’s shares will be more volatile than the fund that invests exclusively in mid-cap or large-cap companies. Generally, the smaller the company size, the greater these risks.
Value stocks | Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market or that their prices may decline. This may result in the value stocks’ prices remaining undervalued for extended periods of time. The fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors. If a value investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a non-value approach to investing or have a broader investment style.
Investment Adviser
Carillon Series Trust (the “Trust” or the “Carillon Family of Funds”) is a Delaware statutory trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Trust offers shares in separate series, each of which is advised by Carillon Tower Advisers, Inc. (“Carillon” or “Manager”). On September 30, 2022, Carillon began also doing business as Raymond James Investment Management. This did not involve any change in Carillon’s structure, ownership, or control.
Carillon, located at 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser and administrator for the fund. Carillon manages, supervises and conducts the business and administrative affairs of the fund. Carillon is a wholly owned subsidiary of Raymond James Financial, Inc. (“RJF”) which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of December 31, 2025, Carillon and its investment management affiliates collectively had approximately $118.4 billion in assets under management.
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Carillon Mutual Funds
PROSPECTUS      | [  ] 2026
The basis for the Board’s approval of the Investment Advisory Agreement with Carillon is included in the fund’s Annual Financial Statements as filed in Form N-CSR with the SEC for the 12 month period ended December 31, 2025. The table below contains the effective investment advisory fee rate for the last fiscal year for the fund as a percentage of the fund’s average daily net assets, which takes into account breakpoints, as applicable.
		Fee Rates Charged
Fund	Contractual Rate	Waivers	Aggregate Rate
Carillon ClariVest Capital Appreciation Fund (1)	0.50%	(0.03)%	0.47%

(1) Effective May 1, 2025, the contractual fee rate of the Carillon ClariVest Capital Appreciation Fund has been changed to 0.50% on $0 to $1 billion in average daily net assets, and 0.45% on average daily net assets over $1 billion.
The fund has entered into an Administration Agreement with Carillon under which the fund pays Carillon for various administrative services at a rate of 0.10% of the average daily net assets for all share classes.
Carillon is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. On behalf of the fund, either an exemption from regulation as a commodity pool operator under the Commodity Exchange Act has been claimed with the National Futures Association or registration is not applicable with respect to the fund, and Carillon is exempt from registration as a commodity trading adviser under Commodity Futures Trading Commission Regulation 4.14(a)(8) with respect to the fund.
As the fund’s asset levels change, its fees and expenses may differ from those reflected in the fund’s fee tables. For example, as asset levels decline, expense ratios may increase. Carillon has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through April 30, 2027 as follows:
Contractual Expense Limitations
	Class A	Class C	Class I	Class R-6
Carillon ClariVest Capital Appreciation Fund	1.05%	1.80%	0.75%	0.65%

For the fund, the expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest costs, and extraordinary expenses. The contractual fee waivers can be changed only with the approval of a majority of the Board. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by Carillon within the following two fiscal years, provided that such recoupment will not cause the fund’s expense ratio to exceed both the expense cap at the time such amounts were waived or reimbursed, or the fund’s then-current expense cap.
The amount of the subadvisory fee paid by Carillon to ClariVest Asset Management LLC (“ClariVest”) is reduced by the amount of the fees waived and/or expenses reimbursed by Carillon and Carillon provides to ClariVest any recoupment that Carillon receives from the fund.
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Carillon Mutual Funds
PROSPECTUS      | [  ] 2026
Subadvisers
Carillon has selected the following subadvisers to provide investment advice and portfolio management services to the fund’s portfolio:
•	ClariVest, 3611 Valley Centre Drive, Suite 100, San Diego, CA 92130, serves as a subadviser to the fund. ClariVest is responsible for management of the fund’s portfolio.
•
Tidal, located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, serves as a subadviser to the fund. Tidal provides assistance with trading the fund’s portfolio securities and related consulting services.

The basis for the Board’s approval of the Subadvisory Agreement with ClariVest is included in the fund’s Annual Financial Statements as filed in Form N-CSR with the SEC for the 12 month period ended December 31, 2025. The basis for the Board’s approval of the Subadvisory Agreement with Tidal will be included in the fund’s Semi-Annual Financial Statements as filed in Form N-CSR with the SEC for the period ended June 30, 2026.
The fund currently operates in a multi-manager structure pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”). The order permits Carillon, subject to certain conditions, to enter into new or modified subadvisory agreements with existing or new subadvisers without the approval of fund shareholders, but subject to approval by the Board. Carillon has the ultimate responsibility for overseeing the fund’s subadvisers and recommending their hiring, termination and replacement, subject to oversight by the Board. The order also grants Carillon and the fund relief with respect to the disclosure of the advisory fees paid to individual subadvisers in various documents filed with the SEC and provided to shareholders. Pursuant to this relief, the fund may disclose the aggregate fees payable to Carillon and wholly-owned subadvisers and the aggregate fees payable to unaffiliated subadvisers and subadvisers affiliated with Carillon or RJF, other than wholly-owned subadvisers.
If the fund relies on the order to hire a new subadviser, the fund will provide shareholders with certain information regarding the subadviser within 90 days of hiring the new subadviser, as required by the order.
In the future, Carillon may propose the addition of one or more additional subadvisers, subject to approval by the Board and, if required by the 1940 Act, or any applicable exemptive relief, fund shareholders. The Prospectus will be supplemented if additional investment subadvisers are retained or the contract with any existing subadviser is terminated.
Portfolio Managers
Carillon ClariVest Capital Appreciation Fund – Ed Wagner, CFA®, Amanda Freeman, CFA®, C. Frank Feng, Ph.D., and Todd N. Wolter, CFA® are Portfolio Co- Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Mr. Wagner and Dr. Feng have been Portfolio Co-Managers of the fund since 2013. Dr. Feng has served as a portfolio manager at ClariVest since co-founding it in 2006. Mr. Wagner joined ClariVest in 2007 as a portfolio manager. Prior to forming ClariVest in 2006, Dr. Feng was a portfolio manager at Nicholas-Applegate Capital Management. Prior to joining ClariVest in 2007, Mr. Wagner was a business analyst at Advent Software. Mr. Wolter, Chief Investment Officer – U.S. and Alternative Strategies for ClariVest, provides strategic direction and oversight for the investment process used for the fund and has been a Portfolio Co-Manager of the fund since February 2019. Mr. Wolter has served as Portfolio Co-Manager at ClariVest since co-founding the firm in 2006. Ms. Freeman joined ClariVest in 2017. Prior to joining ClariVest in 2017, Ms. Freeman worked as a Development Officer at the Marine Corps Scholarship Foundation and a Senior Consultant at Booz Allen Hamilton. Ms. Freeman earned a Bachelor of Arts degree in English from Ohio University; a Master of Business Administration from the University of Phoenix; a Master in Public Administration from Harvard Kennedy School; and a Master of Finance from the University of California, San Diego. She began her investment career in 2017.
Additional information about portfolio manager compensation, other accounts managed by the portfolio managers, and portfolio manager ownership of fund shares is found in the Statement of Additional Information (“SAI”).

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Carillon Mutual Funds
PROSPECTUS      | [  ] 2026
Distributor
Carillon Fund Distributors, Inc.® (“Distributor”), a subsidiary of Eagle Asset Management, Inc., serves as the distributor of the fund. The Distributor may compensate other broker-dealers to promote sales of fund shares. The Distributor’s role is that of an underwriter and it serves only as an agent for accepting shareholder instructions and does not maintain brokerage accounts for any shareholders.
Rule 12b-1 Distribution Plan
The fund has adopted a distribution plan for each share class under Rule 12b-1. The distribution plans allow the fund to pay distribution and service fees for the sale of shares and for services provided to shareholders. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Under the fund’s distribution plans, the fund is authorized to pay a maximum distribution and service fee of up to 0.50% of average daily assets on Class A shares. The fund’s Board of Trustees has approved a current fee of 0.25% on Class A shares. Also, under the fund’s distribution plans, the fund is authorized to pay a maximum distribution and service fee of up to 1.00% of average daily net assets on Class C shares. The fund’s Board has approved current fees of 1.00% on Class C shares.
The fund currently does not incur any direct distribution expenses related to Class I or Class R-6 shares. However, Carillon or any third party may make payments for the sale and distribution of Class I or Class R-6 shares from its own resources.
Payments to Financial Intermediaries
Carillon, the Distributor or one or more of their corporate affiliates (“Affiliate” or “Affiliates”) make cash payments or waive or reimburse costs to financial intermediaries in connection with the promotion and sale of shares of the fund. Carillon or the Distributor also make cash payments or waive or reimburse costs to one or more of its Affiliates. Cash payments, waivers or reimbursements include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. Carillon or its Affiliates make these payments from their own resources, not out of fund assets (i.e., without additional cost to the fund or its shareholders), and the Distributor generally makes such payments from the retention of underwriting concessions or 12b-1 fees. The Board, Carillon or its Affiliates may terminate or suspend payments or waivers or reimbursements of costs at any time. In this context, the term “financial intermediaries” includes any broker, dealer, bank (including bank trust departments), trust company, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration, trust processing or similar agreement with Carillon, the Distributor and/or an Affiliate.
Carillon or its Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the fund. Revenue sharing arrangements are not financed by the fund, and thus, do not result in increased fund expenses. Carillon and its Affiliates make these payments out of their own resources, including from the profits derived from management or other fees received from the fund. The benefits that Carillon and its Affiliates receive when these payments are made include, among other things, placing the fund on the financial adviser’s fund sales system, possibly placing the fund on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the fund in its fund sales system (on its “sales shelf”). Carillon and its Affiliates compensate financial intermediaries differently depending on the level and/or type of considerations provided by the financial intermediary. The revenue sharing payments Carillon or its Affiliates make may be calculated on the average daily net assets of the fund attributable to that particular financial intermediary (“Asset-Based Payments”). Asset-Based Payments primarily create incentives to retain previously sold shares of the fund in investor accounts. The revenue sharing payments Carillon or its Affiliates make may be also calculated on sales of new shares in the fund attributable to a particular financial intermediary (“Sales-Based Payments”). Sales-Based Payments may create incentives for the financial intermediary to, among other things, sell more shares of a particular fund or to switch investments frequently.
Carillon or its Affiliates also make other payments to certain financial intermediaries for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges, cash sweep payments, or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which Carillon’s or its Affiliates’ personnel may make presentations on the fund to the financial intermediary’s sales force and clients). Financial intermediaries may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. An Affiliate also makes payments to financial intermediaries for
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Carillon Mutual Funds
PROSPECTUS      | [  ] 2026
these services, to the extent that these services replace services that would otherwise be provided by the fund’s transfer agent or otherwise would be a direct obligation of the fund. The fund, subject to limits authorized by the Board, reimburse the Affiliate for these payments as transfer agent out-of-pocket expenses.
Payments from Carillon or its Affiliates to financial intermediaries may also include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of the fund over shares of the fund for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of shares may create an incentive for an intermediary to promote or favor certain share classes of the fund.
Carillon and its Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the fund or retain shares of the fund in their clients’ accounts, Carillon and its Affiliates benefit from the incremental management and other fees paid to Carillon and its Affiliates by the fund with respect to those assets. The fund may reimburse Carillon for making payments to financial intermediaries for certain sub-transfer agency and shareholder services, subject to limits established by the Board of Trustees.
In certain cases, these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees and/or commissions other than those disclosed in this Prospectus. You can ask your financial intermediary about any payments it receives from Carillon or its Affiliates or the fund, as well as about fees and/or commissions it charges.
The fund does not pay any distribution, shareholder servicing, sub-transfer agency or administrative fees to financial intermediaries on Class R-6 shares.

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Your Investment
PROSPECTUS      | [  ] 2026
Your Investment
Choosing a Share Class
The fund offers Class A, Class C, Class I, and Class R-6 shares. Each class of shares represents an investment in the same portfolio of securities, but each class has a different combination of purchase restrictions, sales charges and ongoing fees allowing you to choose the class that best meets your needs.
Some factors you might consider when choosing a share class include:
•	the length of time you expect to own the shares;
•	how much you intend to invest;
•	total expenses associated with owning shares of each class;
•	whether you qualify for any reduction or waiver of sales charges;
•	whether you plan to take any distributions in the near future; and
•	the availability of the share classes.

You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial adviser. The following sections explain the sales charges or other fees you may pay when investing in each class.
Class A Shares
You may purchase Class A shares at the “offering price,” which is a price equal to their NAV, plus a sales charge imposed at the time of purchase. Class A shares currently are subject to ongoing distribution and service (Rule 12b-1) fees equal to 0.25% of their average daily net assets. If you choose to invest in Class A shares, you will pay a sales charge at the time of each purchase. The table below shows the charges both as a percentage of offering price and as a percentage of the amount you invest. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the tables below. If you invest more, the sales charge will be lower.
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Sales Charge for Fund:
Your Investment in Equity Funds	Sales Charge as a percentage of Offering Price (a)	Sales Charge as a percentage of Your Investment (a)	Dealer Concession as % of offering price (b)
Less than $25,000	4.75%	4.99%	4.25%
$25,000-$49,999.99	4.25%	4.44%	3.75%
$50,000-$99,999.99	3.75%	3.90%	3.25%
$100,000-$249,999.99	3.25%	3.36%	2.75%
$250,000-$499,999.99	2.50%	2.56%	2.00%
$500,000-$999,999.99	1.50%	1.52%	1.25%
$1,000,000 and over	0.00%	0.00%	See “Sales Charge Waiver” section
(a) As a result of rounding, the actual sales charge for a transaction may be higher or lower than the sales charges listed.
(b) During certain periods, the Distributor may pay 100% of the sales charge to participating dealers. Otherwise, it will pay the dealer concession shown above.
Former Class Y shareholders whose Class Y shares were converted to Class A shares are eligible to purchase additional Class A shares without a sales charge.
Class C Shares
You may purchase Class C shares at NAV with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares less than one year after purchase, you will pay a 1% CDSC at the time of sale. Class C shares are subject to ongoing Rule 12b-1 fees of up to 1% of their average daily net assets. Class C shares will automatically convert to Class A Shares for all purchases that have surpassed their 8-year anniversary date. Your financial intermediary may have a conversion policy that will automatically convert your shares sooner than 8 years. With respect to Class C shares, you should consult with your financial adviser as to the suitability of such an investment for you.
Sales Charge Reductions
To receive a reduction or waiver in your Class A initial sales charge, you must advise your financial adviser or the fund of your eligibility at the time of purchase. If you or your financial adviser does not let the fund know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you or your financial adviser to provide the fund with information and records (including account statements) of all relevant accounts invested in the fund. To have your Class A or Class C contingent deferred sales charge waived, you or your financial adviser must let the fund know at the time you redeem shares that you qualify for such a waiver.
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.
The fund offers programs designed to reduce your Class A sales charges as described in the preceding schedule. For purposes of calculating your sales charge, you can combine purchases of Class A and Class C shares for all mutual funds managed by the Manager in the account owner relationships listed below.
•
Accounts owned by you, your spouse or minor children, including trust or other fiduciary accounts in which you, your spouse or minor children are the beneficiary. This includes sole proprietor business accounts;

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•	Accounts opened under a single trust agreement – including those with multiple beneficiaries;

•	Purchases made by a qualified retirement or employee benefit plan of a single employer; and

•	Purchases made by a company, provided the company is not in existence solely for purchasing investment company shares.

Rights of accumulation | You may combine your new purchase of Class A shares with the Class A and Class C shares currently owned for the purpose of qualifying for the lower sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the value based on the NAV at the close of business on the previous day of all other shares you own. For example, if you previously purchased $20,000 of a mutual fund managed by the Manager and made a subsequent investment of $10,000 in Class A shares, a sales charge discount would be applied to the $10,000 investment.
Letter of intent | You may combine Class A and Class C share purchases of any fund managed by the Manager over a 13-month period and receive the same sales charge as if all shares had been purchased at once by signing a Letter of Intent (“LOI”). You must inform your financial adviser or the fund that you have an LOI each time you make an investment. Shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. If you fail to make an investment sufficient to meet the intended investment within the 13-month period, the difference in Class A sales charges will be charged to your account. Purchases resulting from the reinvestment of dividends and other distributions do not apply toward fulfillment of the LOI. Shares equal to 4.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.
SIMPLE IRA | By investing in a SIMPLE IRA plan you and all plan participants will receive a reduced Class A sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan unless approved by the Manager.
Sales charge waiver | Class A shares may be purchased at NAV without any sales charge by:
•
The Manager, its affiliates, directors, officers and employees; Trustees and directors of any affiliate of the Manager; any mutual fund managed by the Manager and current and retired officers and Trustees of the fund; the subadviser of any mutual fund managed by the Manager and its current directors, officers and employees; employees and registered financial advisers of broker-dealers that have selling arrangements with the fund’s Distributor; directors, officers and employees of banks and trust companies that are party to agency agreements with the Distributor; all such persons’ immediate relatives (spouse, parents, siblings, children – including in-law relationships) and beneficial accounts;

•
Investors who participate in certain wrap fee investment programs or certain retirement programs sponsored by broker-dealers or other service organizations which have entered into service agreements with the Manager or the Distributor. Such programs generally have other fees and expenses, so you should read any materials provided by that organization; and

•
Investors who participate in self-directed investment accounts offered by financial intermediaries who have entered into a selling agreement with the fund’s Distributor. Financial intermediaries offering self-directed accounts may or may not charge a transaction fee to their customers, so you should read any materials provided by those financial intermediaries.

Ameriprise Financial, Inc. (“Ameriprise”)
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:
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Your Investment
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•	Transaction size breakpoints, as described in this prospectus or the SAI.
•	Rights of accumulation (ROA), as described in this prospectus or the SAI.
•	Letter of intent, as described in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:
•
Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs;

•	Shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family);
•
Shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges;

•	Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members;
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.; and ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant; and

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:
•	Redemptions due to death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI.
•	Redemptions made in connection with a return of excess contributions from an IRA account.
•	Shares purchased through a Right of Reinstatement (as defined above).
•	Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

Robert W. Baird & Co. (“Baird”)
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

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Your Investment
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Front-End Sales Charge Waivers on Investors A-shares available at Baird
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund;
•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird;
•
Shares purchased using the proceeds of redemptions from within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement);

•
A shareholder in the fund’s Investor C Shares will have their shares converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird; and

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Investor A and C shares Available at Baird
•	Shares sold due to death or disability of the shareholder;
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus;
•	Shares bought due to returns of excess contributions from an IRA Account;
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the fund’s prospectus;

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird; and
•	Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation
•	Breakpoints as described in this prospectus;
•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets; and

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of fund family assets through Baird, over a 13-month period of time.

Janney Montgomery Scott LLC (“Janney”)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney;
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement);

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans; and

•
Shares acquired through a right of reinstatement; and Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

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PROSPECTUS      | [  ] 2026
CDSC waivers on Class A and C shares available at Janney
•	Shares sold upon the death or disability of the shareholder;
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus;
•	Shares purchased in connection with a return of excess contributions from an IRA account;
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations;

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney;
•	Shares acquired through a right of reinstatement; and
•	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
•	Breakpoints as described in the fund’s Prospectus;
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets; and

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within the fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”
J.P. Morgan Securities LLC
If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
•
Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy;

•
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts;

•	Shares of the fund purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts;
•	Shares purchased through rights of reinstatement;
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family); and
•	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion at J.P. Morgan Securities LLC
•
A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
•	Shares sold upon the death or disability of the shareholder;

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•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus;
•	Shares purchased in connection with a return of excess contributions from an IRA account;
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code; and
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
•	Breakpoints as described in the prospectus;
•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets; and

•
Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within the fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Merrill Lynch (“Merrill”)
Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds (the referenced Merrill documents and website do not form a part of this prospectus).
Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers available at Merrill
•
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;

•	Shares purchased through a Merrill investment advisory program;
•	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account;
•	Shares purchased through the Merrill Edge Self-Directed platform;
•	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account;
•	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement;
•
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement);

•	Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees); and

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Your Investment
PROSPECTUS      | [  ] 2026
•
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement.

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
•	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3));
•	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement;
•	Shares sold due to return of excess contributions from an IRA account;
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation; and
•
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

Front-end load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed toa front-end load purchase, as described in the Merrill SLWD Supplement;

•
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household; and

•
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within the fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

Morgan Stanley Wealth Management
Shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules;
•	Shares purchased through reinvestment of dividends and other distributions when purchasing shares of the same fund;
•	Shares purchased through a Morgan Stanley self-directed brokerage account;
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program; and

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

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Oppenheimer & Co. Inc. (“OPCO”)
Effective June 15, 2020, shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;

•	Shares purchased by or through a 529 Plan;
•	Shares purchased through a OPCO affiliated investment advisory program;
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the fund (but not any other fund within the fund family);
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement);

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO;

•	Employees and registered representatives of OPCO or its affiliates and their family members; and
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus.

CDSC Waivers on A, B and C Shares available at OPCO
•	Death or disability of the shareholder;
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus;
•	Return of excess contributions from an IRA Account;
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus;

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO; and
•	Shares acquired through a right of reinstatement.

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
•	Breakpoints as described in this prospectus; and
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•	Shares purchased in an investment advisory program;
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions;
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James;

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•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement); and

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James
•	Death or disability of the shareholder;
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus;
•	Return of excess contributions from an IRA Account;
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus;

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James; and
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation
•	Breakpoints as described in this prospectus;
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets; and

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares
•	Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures; and
•	All other sales charge waivers and reductions described elsewhere in the fund’s Prospectus or SAI still apply.

Class A shares are offered at NAV without any sales charge to these persons and organizations due to anticipated economies in sales effort and expense.
Investments of $1,000,000 or more in Class A shares | Carillon, the Distributor or one or more of their Affiliates may pay a one-time up-front sales concession from its own resources to broker-dealers and financial intermediaries for purchases of Class A shares of $1,000,000 or more according to the following schedule: 0.80% of purchases between $1 million and $2.5 million, 0.60% of purchases between $2.5 million and $5 million, 0.35% of purchases between $5 million and $8 million, 0.25% of purchases between $8 million and $15 million and 0.15% of purchases over $15 million.
Any purchase for which the one-time sales concession was paid will be subject to a CDSC payable by you based on the lower of the cost of the shares being redeemed or their NAV at the time of redemption. If shares are held for up to 6 months there will be a CDSC of 1.00%, and if the shares are held for 6 to 18 months there will be a CDSC of 0.75%. Former Class Y shareholders whose Class Y shares were converted to Class A shares are not subject to the CDSC on redemptions of Class A shares. Please note that some qualified retirement plans restrict the payment of a
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CDSC, therefore no sales concessions shall be paid with respect to such plans. Qualified retirement plans should consider purchasing Class I or Class R shares which do not have a CDSC. The Manager reserves the right to alter or change the finder’s fee policy at any time at its own discretion.
More information concerning sales charges and related reductions and waivers can be found in the SAI and, free of charge, on our website, rjinvestmentmanagement.com.
Application of CDSC
The CDSC for Class A shares and Class C Shares is calculated based upon the original purchase cost or the current market value of the shares being sold, whichever is less. Because of rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the anniversary of your purchase.
To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have been held the longest. There is no CDSC on shares acquired through reinvestment of dividends or other distributions. However, any period of time you held shares of a money market fund managed or offered by the Manager will not be counted for purposes of calculating the CDSC.
To receive a reduction or waiver in your Class A and Class C CDSC, you must advise your financial adviser or the transfer agent of your eligibility at the time of purchase.
The CDSC for Class A shares and Class C shares is generally waived if the shares are sold:
•	To make certain distributions from retirement plans;
•	Because of shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse);
•	To make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan; or
•	Due to involuntary redemptions by the fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the fund, or other actions.

Reinstatement Privilege
If you sell Class A or Class C shares of a mutual fund managed by the Manager, you may reinvest some or all of the sales proceeds up to 90 calendar days later in the same class of any mutual fund managed by the Manager within any account eligible to be linked for rights of accumulation without incurring additional sales charges. If you paid a CDSC, the reinvested shares will have no holding period requirement. You must notify the Manager and your financial adviser at the time of investment if you decide to exercise this privilege.
Investing in Class A shares and Class C shares
The minimum investment in A shares and C shares is:
Type of account	Initial investment	Subsequent investment
Regular account	$1,000	No minimum
Periodic investment program	$50	$50 per month
Retirement account	$100	No minimum

The fund may waive these minimum requirements at its discretion. Contact the fund or your financial adviser for further information.

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Class I Shares
Class I shares are available to individual investors and qualified institutions with a minimum investment of $1,000. The fund may waive this minimum amount at its discretion. Qualified institutions include corporations, banks, insurance companies, endowments, foundations and trusts.
Class I shares are also available to investors purchasing through a financial intermediary within a “wrap,” asset allocation or other fee based advisory program (“Fee Based Program”), provided that the Fee Based Program sponsor has selected this class of shares as an acceptable investment for this Fee Based Program and entered into a distribution arrangement with the Distributor for the Fee Based Program. For wrap accounts, minimum investments for initial and subsequent purchases are set by the Fee Based Program sponsor. You must contact your intermediary to purchase Class I shares in this manner.
Class I shares have no initial sales charge, deferred sales charge or 12b-1 fees. Class I shares may be available on brokerage platforms of firms that have agreements with the fund’s principal underwriter to offer such shares solely when acting as an agent for the investor. An investor transacting in the Class I shares through such a firm may be required to pay a commission and/or other forms of compensation to the financial intermediary in an amount determined and separately disclosed to the investor by the financial intermediary. Because the fund is not a party to any such commission arrangement between you and your financial intermediary, any purchases and redemptions of Class I shares will be made at the applicable net asset value (before imposition of the sales commission). Any such commissions charged by a financial intermediary are not reflected in the fees and expenses listed in the “Fees and Expenses of the Fund” section of the Fund Summary for the fund nor are they reflected in the performance information shown in the prospectus for the fund because they are not charged by the fund. The fund also offers other share classes with different fees and expenses.
Class R-6 Shares
Class R-6 shares generally are available only to the following accounts that have $1,000,000 or more in assets invested in the R-6 shares of the fund family. The fund at its discretion may waive this minimum amount:
•	Funds-of-funds;
•	Retirement plans for which no third-party administrator or other financial intermediary receives compensation from the fund, the Distributor or the Distributor’s affiliates;
•
A bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

•	Clients of investment advisory fee-based wrap programs;
•	Traditional and Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs, Coverdell education savings accounts;
•	High-net-worth individuals or corporations who invest directly with the Trust without using the services of a broker, investment adviser or other financial intermediary; and
•	Current holders of Class R-6 shares of any Fund.

Class R-6 shares are not available to retail accounts or to broker-dealer fee-based wrap programs. Initial and subsequent purchase minimums for individual plan participants are determined by your Plan Administrator. The Plan Administrator will transmit purchase and redemption requests to the fund and may charge its plan participants a fee for this service. Class R-6 shares have no initial sales charge or deferred sales charge. Class R-6 have no 12b-1 fees.
How To Invest
Once you have chosen a share class, the next step is to determine the amount you wish to invest. There are several ways to invest, although the availability of these services may be limited by your financial adviser or institution.
For shares managed by a Plan Administrator or Recordkeeper, please contact the Plan Administrator or Recordkeeper to place a purchase request.
Through your financial adviser | You may invest in the fund by contacting your financial adviser. Your financial adviser can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your financial adviser or broker will transmit your
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request to the fund and may charge you a fee for this service. Your broker may also designate other intermediaries to receive orders on the fund’s behalf. Availability of these options may be limited by your financial adviser or institution.
By mail | You may invest in the fund by completing and signing an account application from your financial adviser, through our website, rjinvestmentmanagement.com, or by telephone (800.421.4184). Indicate the fund, the class of shares and the amount you wish to invest. If you do not specify a share class, we will automatically choose Class A shares, which include a front-end sales charge. Checks must be in U.S. dollars drawn on an account at a U.S. bank and made payable to the specific fund and class being purchased. The fund will not accept payment in cash or money orders. The fund also does not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The fund is unable to accept post-dated checks or any conditional order or payment. Mail the application and your payment to:
Regular mail Carillon Family of Funds c/o U.S. Bank Global Fund Services P.O. Box 219252 Kansas City, MO 64121-9252	Overnight delivery Carillon Family of Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave, Suite 219252 Kansas City, MO 64105-1307

Note: The fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the fund, for any payment that is returned. It is the policy of the fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The fund reserves the right to reject any application.
By telephone | You can make additional purchases by telephone by calling (800.421.4184). You must have banking information established on your account prior to making a purchase. Your bank account must be in the same name as your Carillon account. This method cannot be used to open a new account. Your first telephone purchase can occur no earlier than 7 business days after the account was opened. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern Time).
Through our website | You can make additional purchases through our website, rjinvestmentmanagement.com. You must have banking information established on your account prior to making a purchase. Your bank account must be in the same name as your Carillon account. This method cannot be used to open a new account. Once an online transaction has been placed, it cannot be canceled or modified. Online trades must be received by or prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET.
By periodic investment program | We offer several plans to allow you to make regular, automatic investments into the fund. You determine the amount and frequency of your investments. You can terminate your plan at any time. Any request to change or terminate your periodic investment program should be submitted to the transfer agent at least 5 days prior to the effective date. Availability of these plans may be limited by your financial adviser or institution and by the share class.
•
From Your Bank Account — You may instruct us to transfer funds from a specific bank checking or savings account to your account. This service is only available in instances in which the transfer can be effected by automated clearinghouse transfer (“ACH”). Complete the appropriate sections of the account application or the Account Options form to activate this service. If your bank rejects your payment, the fund’s transfer agent will charge a $25 fee to your account. The fund reserves the right to cancel an automatic investment program if payment from your bank is rejected for two consecutive periods or if you make regular withdrawals from your account without maintaining the minimum balance.

•
Automatic Exchange — You may make automatic regular exchanges between two or more mutual funds managed or offered by the Manager. These exchanges are subject to the exchange requirements discussed below.

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The intent of these plans is to encourage you to increase your account balance to the fund’s minimum investment. If you discontinue any of these plans, or make regular withdrawals from your account without maintaining the minimum balance, we may require you to buy more shares to keep your account open or we may close your accounts.
By direct deposit | For Class A shares, Class C shares and Class I shares, you may instruct your employer, insurance company, the federal government or other organization to direct all or part of the payments you receive to your account. All payments from the federal government, including payroll, pension, Social Security, and income tax refunds are eligible for this service. The following information must be provided to the payor in the enrollment process:
U.S. Bank
NA Milwaukee, WI
ABA# 075000022
Depositor #88- _ _ _ _ -0- _ _ _ _ _ _ _ _
Fund Number            Account Number
The account must be designated as a checking account. Please note that these instructions are different than the Federal Reserve wire instructions.
By wire | If you are making your first investment, before you wire funds, the transfer agent must have a completed account application. You may mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name and class of the fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:
U.S. Bank N.A. 777 East Wisconsin Avenue Milwaukee, WI 53202 ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC Account #112-952-137	Further Credit: (name and share class of fund to be purchased) (shareholder registration) (shareholder account number)

Before sending your wire, please contact the transfer agent at 800.421.4184 to advise of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Wired funds must be received prior to 4:00 p.m. ET to be eligible for same day pricing. The fund and the transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
How To Sell Your Investment
For shares managed by a Plan Administrator or Recordkeeper, please contact the Plan Administrator or Recordkeeper to place a redemption request.
Class A shares, Class C shares and Class I shares | You can sell (redeem) Class A, Class C shares and Class I shares of your fund for cash at any time, subject to certain restrictions. When you sell shares, payment of the proceeds (less any applicable CDSC) generally will be made the next business day after your request is received in good order and, in any event, no later than seven days after your request is received in good order regardless of payment type. If you sell shares that were recently purchased by check or ACH deposits, payment will be delayed until we verify that those funds have cleared, which may take up to 12 calendar days. Shareholders can avoid this delay by utilizing the wire purchase option. The fund
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reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the fund’s shareholders. Shares are not subject to a redemption fee.
Shareholders who hold shares through an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have that tax withheld will generally be subject to 10% withholding thereof. Shares held in an IRA or other retirement plan accounts may be redeemed by telephone at 800.421.4184. Investors will be asked whether or not to withhold taxes from any distribution.
You may contact your financial adviser or the fund’s transfer agent with instructions to sell your investment in the following ways. Availability of these options may be limited by your financial adviser or institution.
Through your financial adviser | You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser will transmit your request to sell shares of your fund and may charge you a fee for this service. Availability of these options may be limited by your financial adviser or institution.
By telephone | You may sell shares by telephone by calling 800.421.4184 prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET. If you do not wish to have telephone redemption privileges, you must complete the appropriate section of the account application.
When redeeming shares by telephone, payment of less than $100,000 can be made in one of the following ways:
•
Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Redemption proceeds can be wired or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network. Wires are subject to a $15 fee. There is no charge to have proceeds sent via the ACH system and funds are generally available in your bank account two to three business days after we receive your request; or

•	By check to your address of record, provided there has not been an address change in the last 30 calendar days.

Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. If you are unable to reach the fund by telephone, you may sell shares of the fund by sending a written redemption request to the transfer agent (see the “In writing” section below).
In writing | You may sell shares of the fund by sending a written redemption request to the transfer agent at the address below. Your request should be in good order and should specify the fund name and class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. Contact the transfer agent at 800.421.4184 with questions on required documentation.
Regular mail Carillon Family of Funds c/o U.S. Bank Global Fund Services P.O. Box 219252 Kansas City, MO 64121-9252	Overnight delivery Carillon Family of Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave, Suite 219252 Kansas City, MO 64105-1307

Note: The fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

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The transfer agent may require a signature guarantee for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.
A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:
•	When ownership is being changed on your account;
•	When redemption proceeds are payable to or sent to any person, address or bank account not on record;
•	When a redemption request is received by the transfer agent and the account address has changed within the last 30 calendar days; and/or
•	For redemptions in excess of $100,000, with the exception of directly traded business or omnibus accounts, to existing instructions on file.

In addition to the situations described above, the fund and/or transfer agent reserves the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee or signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.
The fund reserves the right to waive any signature requirement at their discretion.
Through our website | For certain accounts, you may sell shares through our website, rjinvestmentmanagement.com, prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET.
When redeeming shares through our website, payment of less than $100,000 can be made in one of the following ways:
•
Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request; or

•	By check to your address of record, provided there has not been an address change in the last 30 calendar days. Once an online transaction has been placed, it cannot be canceled or modified.

Systematic withdrawal plan | You may establish a plan for periodic withdrawals from your account. Withdrawals can be made on the 1st, 5th, 10th, or 20th day of the month at monthly, quarterly, semi-annual or annual intervals. If such a day falls on a weekend or holiday, the withdrawal will take place on the next business day. To establish a plan, complete the appropriate section of the account application or the Carillon Systematic Withdrawal Plan Request form (available from your financial adviser, the fund or through our website, rjinvestmentmanagement.com) and send that form to the transfer agent. The fund reserves the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.
If you elect this method of redemption, a check will be sent to your address of record, or payment will be made via electronic funds transfer through the ACH network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your fund account. The systematic withdrawal plan may be terminated at any time by the fund. You may also elect to terminate your participation in the systematic withdrawal plan at any time by contacting the transfer agent at least five days prior to the next withdrawal.
A withdrawal under the systematic withdrawal plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds any increase in the value of your account (due to asset appreciation or dividends credited to your account, for example) the account ultimately may be depleted. If insufficient shares are available to provide the full and final systematic withdrawal payment amount requested, the account will be redeemed in its entirety.

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How To Exchange Your Shares
For shares managed by a Plan Administrator or Recordkeeper, please contact the Plan Administrator or Recordkeeper to place an exchange request.
You can exchange shares of one Carillon fund for shares of the same class of any other Carillon fund, subject to the investment requirements of that fund. Obtain a prospectus of that fund from your financial adviser, the fund or through our website, rjinvestmentmanagement.com. You may exchange your shares by calling your financial adviser or the fund if you exchange to like-titled Carillon accounts. Written instructions with a signature guarantee are required if the accounts are not identically registered. An exchange of shares is treated for federal income tax purposes as a redemption (sale) of the shares of the fund from which you are exchanging, on which you might realize a capital gain or loss (unless you hold your shares through a tax-deferred arrangement), and a purchase of shares of the fund into which you are exchanging.
Shares in a Carillon fund on which a sales charge was previously paid will be exchanged for shares of the same share class of another Carillon fund with no additional sales charge for the duration that the shares remain in the Carillon Family of Funds. Exchanges may be subject to a CDSC as described above in “How to Sell Your Investment.” For purposes of determining the CDSC, Class A and Class C shares will continue to age from their original investment date and will retain the same CDSC rate as they had before the exchange. However, any period of time you held shares of a money market fund managed or offered by the Manager will not be counted for purposes of calculating the CDSC.
You may be able to convert your shares of the fund to a different share class of the same fund that has a lower expense ratio provided certain conditions are met; unlike an exchange of one fund’s shares for shares of another fund, a conversion of shares of the fund to a different class of shares of the same fund generally is not a taxable event. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. In such instance, your shares may be converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Retirement class shares of the fund may be converted to Class A or Class I shares of the same fund if you cease to satisfy the share eligibility requirements of the retirement class and meet the conditions of the receiving fund. Please contact the fund or your financial adviser for additional information.
Please consult a tax professional before requesting an exchange. Not all share classes are available through all intermediaries. Each Carillon fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
Valuing Your Shares
The price at which an order to purchase or sell the fund’s shares is effected is based on the NAV per share of each class of the fund next calculated after the order is placed, plus any applicable sales charge. The fund normally determines the NAV of its shares each business day as of the scheduled close of regular trading on the New York Stock Exchange (NYSE) and the Nasdaq, (typically 4:00 p.m. ET). The NYSE and NASDAQ normally are open for business Monday through Friday except the following holidays: New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The fund will not treat an intraday unscheduled disruption in trading on either the NYSE or Nasdaq as a closure of that particular market, and will price its shares as of the normally scheduled close of the NYSE and Nasdaq if the disruption directly affects only one of those markets. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the fund is not required to recalculate its NAV. The fund does not price its shares on days that the NYSE is closed.
Generally, portfolio securities for which market quotations are readily available are valued at market value; however, the market quotation price may be adjusted to reflect events that occur between the close of those markets and the time of the fund’s determination of the NAV. A market quotation may be considered unreliable or unavailable for various reasons, such as (1) the quotation may be stale, (2) the quotation may be unreliable because the security is not actively traded, (3) trading on the security halted before the close of the trading market, (4) the security is newly issued, (5) issuer specific or vendor-specific events occurred after the security halted trading, or (6) due to the passage of time between the close of the market on which the security trades and the close of the NYSE and the Nasdaq. Issuer specific events that may cause the last market quotation to be unreliable include (1) a merger or insolvency, (2) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (3) market events, such as a significant movement in the U.S. markets.
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For most securities, both the latest transaction prices and adjustments are furnished by independent pricing services. All other securities and assets for which market quotations are unavailable or unreliable are valued at their fair value in good faith using the investment adviser’s Pricing and Valuation Procedures (“Procedures”), which have been approved by the Board. For example, small-cap securities that are thinly traded or illiquid may be fair valued. Fair value is the amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from independent pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.
Rule 2a-5 under the Investment Company Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the Investment Company Act, the threshold for determining whether the fund must fair value a security.
The Valuation Rule permits the fund’s board to designate the fund’s primary investment adviser as “valuation designee” to perform the fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the registered investment company’s board receives the information it needs to oversee the investment adviser’s fair value determinations.
The Board has designated Carillon as valuation designee under the Valuation Rule to perform fair value functions in accordance with the requirements of the Valuation Rule. Carillon performs these duties through a Valuation Committee, comprised of employees of Carillon and/or its wholly-owned affiliates. Carillon’s Valuation Committee monitors for circumstances that may necessitate the use of fair value. In the event that (1) market quotations are not readily available, (2) readily available market quotations are not reflective of market value (prices deemed unreliable), or (3) a significant event has been recognized in relation to a security or class of securities, the Valuation Committee will determine such securities’ fair value in accordance with the Procedures. Significant events include, but are not limited to, single-issuer events such as corporate announcements or earnings, multiple-issuer events such as natural disasters and significant market fluctuations.
There can be no assurance, however, that a fair value price used on any given day will more accurately reflect the market value of a security than the market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading the fund’s shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:
•
Domestic Exchange Traded Equity Securities — Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•
Foreign Equity Securities — If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE and the Nasdaq, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Valuation Committee, using the Procedures, may fair value a security if certain events occur between the time the trading of a particular security ends in a foreign market and the fund’s NAV calculation. The Valuation Committee, using the Procedures, may also fair value a particular security if the events are significant and make the closing price unavailable or unreliable. If an issuer-specific event has occurred that the Valuation Committee determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Valuation Committee also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by an independent pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the NAV of the fund’s shares is determined only on business days of the fund, the value of the portfolio securities of the fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the fund.

•
Fixed Income Securities — Government bonds, corporate bonds, asset-backed bonds, municipal bonds, short-term securities (investments that have a maturity date of 60 days or less) and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Evaluated prices provided by the independent pricing services may be

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determined without exclusive reliance on quoted prices, and may reflect appropriate factors and appropriate methodologies that have been considered, such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the evaluated prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•
Futures and Options — Futures and options are valued on the basis of market quotations, if available and reliable. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•
Credit Default Swaps — Credit default swaps are valued with prices provided by independent pricing services. If prices provided by independent pricing services are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•
Forward Contracts —Forward contracts are valued daily at current forward rates provided by an independent pricing services. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•
Investment Companies and ETFs — Investments in other open-end investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in closed-end funds and ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

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Account and Transaction Policies
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Account and Transaction Policies
Doing Business with the Fund
Timing of orders | All orders to purchase or sell shares are executed at the next NAV, plus any applicable sales charge, calculated after the order has been received in “good order” by an authorized agent of the fund. Orders are accepted until the close of regular trading on the NYSE every business day, normally 4:00 p.m. ET, and are executed the same day at that day’s price. To ensure this occurs, the Distributor and/or dealers are responsible for transmitting all orders to the fund in compliance with their contractual deadline.
Good order requirements | For the fund to process a request, it must be in “good order.” Good order means that Carillon has been provided sufficient information necessary to process the request as outlined in this Prospectus, including:
•	The shareholder’s name;
•	The name of the fund;
•	The account number;
•	The share or dollar amount to be transacted; and
•	The signatures of all registered shareholders with signature guarantees, if applicable.

Further, there must not be any restrictions applied to the account. Certain requests are subject to the transfer agent’s verification procedures before they are considered in good order. A request is not considered to be in “good order” by the fund until it meets these requirements.
Account registration options | Carillon offers several options for registering your account. To establish a Transfer on Death (“TOD”) arrangement, an additional TOD agreement is required. Additionally, Carillon offers a range of IRA plans including traditional, Roth, SEP and SIMPLE IRA plans. IRA plans require a separate adoption agreement as well as separate forms to sell your shares. The TOD and IRA agreements are available from your financial adviser, the fund or through our website, rjinvestmentmanagement.com.
Customer identification and verification procedures | The fund is required under the USA PATRIOT Act to obtain certain information about you in order to open an account. You must provide the fund with the name, physical address (mailing addresses containing only a P.O. Box are not accepted), Social Security or other taxpayer identification number and date of birth of all owners of the account. If you do not provide us with this information, your account will not be opened and your investment will be returned. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. For these entities, the person opening the account on the entity’s behalf must provide this information. The fund will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the fund may employ additional verification methods or refuse to open your account. Under certain circumstances, it may be appropriate for the fund to close or suspend further activity in an account.
Shares of the fund have not been registered for sale outside of the United States and U.S. territories. The fund generally does not permit the establishment of new accounts for foreign individuals or entities. The Carillon fund generally does not sell shares directly to individual investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors at United States embassies with DPO addresses and investors with United States military APO or FPO addresses. Non-individual entities registered outside the United States, except Plan Administrators that have entered into an agreement with the Distributor, are not permitted to invest directly with the fund.
Restrictions on orders | The fund and the Distributor reserve the right to reject any purchase or exchange order for any reason and to suspend the offering of fund shares for a period of time. There are certain times when you may not be able to sell shares of the fund or when we may delay paying you the redemption proceeds. This may happen during unusual market conditions or emergencies as a result of which the fund cannot determine the value of its assets or sell its holdings.
Website | Subject to availability by your financial institution, you may access your account information, including balances, statements, tax forms and transaction history, through our website, rjinvestmentmanagement.com. You may also update your account and process purchases, redemptions, and exchanges through our website. Additional information, including current fund performance and various account forms and agreements, is also available on our website.

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Telephone | For your protection, telephone requests may be recorded in order to verify their accuracy and monitor call quality. In addition, we will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer identification number and other relevant information. If appropriate measures are taken, we are not responsible for any losses that may occur to any account due to an unauthorized telephone request. If an account has more than one owner or authorized person, the fund will accept telephone instructions from any one owner or authorized person.
Payment of redemption proceeds | The fund generally intends to meet redemption requests, under both normal and stressed market conditions, by paying out available cash, by selling portfolio holdings (including cash equivalent portfolio holdings), or by borrowing through the fund’s line of credit and other available methods. The fund also reserves the right to satisfy redemption requests in whole or in part by making payment in securities or other property (this is known as a redemption-in-kind) in stressed market conditions and other appropriate circumstances. To the extent the fund redeems its shares in marketable securities the shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs incurred in disposing of or selling the securities it receives from the fund and the risk that there may not be a liquid market for those securities.
Accounts with below-minimum balances | If your account balance falls below $1,000 as a result of selling shares (and not because of performance or sales charges), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 30 calendar days after notification, the fund reserves the right to close your account and send the proceeds to your address of record.
Abandoned accounts | Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the fund are unable to locate a shareholder, it will determine whether the shareholder’s account can legally be considered abandoned. The fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the fund to complete a Texas Designation of Representative form.
Market timing | Market timing typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Such transactions include trades that occur when the fund’s NAV does not fully reflect the value of the fund’s holdings — for example, when the fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. The fund generally prices its foreign securities using fair valuation procedures approved by the Board as part the fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the fund prices its shares. Excessive trading or market timing can be disruptive to the fund’s efficient management and have a dilutive effect on the value of the investments of long-term fund shareholders, increase the transaction and other costs of the fund and increase the fund’s recognized net capital gains (and, therefore, unless the fund has a net capital loss for, or capital loss carryover to, the taxable year in which the gains are realized, taxable distributions to its shareholders), all of which could reduce the return to fund shareholders.
The Board has adopted policies reasonably designed to deter short-term trading of fund shares. The fund will not enter into agreements to accommodate frequent purchases or exchanges. Further, the fund has adopted the following guidelines:
•	The fund reviews transaction activity, using established criteria, to identify transactions that may signal excessive trading.

•
The fund may reject any purchase or exchange orders, in whole or in part, that in their opinion, appear excessive in frequency and/or amount or otherwise potentially disruptive to the fund. The fund may consider the trading history of accounts under common ownership or control in this determination.

•
All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the fund or through a financial intermediary. The fund reserves the right to reject combined or omnibus orders in whole or in part.

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•
The fund seeks the cooperation of broker-dealers and other financial intermediaries by various methods such as entering into agreements whereby the fund will request information regarding the identity of specific investors, transaction information and restricting the ability of particular investors to purchase fund shares.

While the fund applies these policies, there is no guarantee that all market timing will be detected.
Disclosure of portfolio holdings | Periodically, customers of the fund express interest in having current portfolio holdings disclosed to them more often than required by law or regulation. To satisfy this request, the fund has adopted a policy on disclosing portfolio holdings to properly manage this process to ensure confidentiality and proper use of this information. A description of the fund’s policy is included in the SAI. Portfolio information can be found on our website, rjinvestmentmanagement.com.
Account statements | If you purchase shares directly from the fund, you will receive monthly or quarterly statements detailing fund balances and all transactions completed during the prior period and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/ withdrawals may be confirmed only by monthly or quarterly statements. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and statements and immediately notify the fund or your financial adviser of any discrepancies. To enroll in eDelivery of account statements, visit our website, rjinvestmentmanagement.com.
Householding | In an effort to decrease costs, the fund intends to reduce the number of duplicate prospectuses, supplements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800.421.4184 to request individual copies of these documents. Once the fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
Dividends, Other Distributions and Taxes
General | The fund distributes all or substantially all of its net investment income and net capital and foreign currency gains, if any, to its shareholders every year. The fund distributes dividends from its net investment income (“dividends”) to its shareholders annually. Net investment income generally consists of dividends and interest income received on investments, less expenses.
The dividends you receive from the fund generally will be taxed as ordinary income. A portion of those dividends may be eligible for the maximum federal income tax rates applicable to “qualified dividend income” distributed to individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”) who satisfy certain holding period and other restrictions with respect to their fund shares. Those maximum rates are 15% for a single shareholder with taxable income not exceeding $533,400, ($600,050 for married shareholders filing jointly) and 20% for non-corporate shareholders with taxable income exceeding those respective amounts, which apply for 2025 and will be adjusted for inflation annually. Qualified dividend income consists of dividends received from U.S. corporations and certain qualifying non-U.S. corporations when the fund satisfies certain holding period requirements with respect to the shares on which such dividends are paid.
The fund also distributes net capital gains and net gains from foreign currency transactions, if any, to its shareholders, normally once a year. The fund generates capital gains when it sells assets in its portfolio for profit. Capital gain distributions are taxed differently depending on how long the fund held the asset(s) that generated the gain (not on how long you hold your shares in the fund). Distributions to you of net capital gains recognized on the sale of assets held for one year or less are taxed as ordinary income; distributions to you of net capital gains recognized on the sale of assets held longer than one year are taxed at the maximum federal income tax rates mentioned above.
Generally, fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31. Tax laws and rates often change over time. Please consult a tax professional for more information.
The fund’s distributions of dividends and net realized gains are automatically reinvested in additional shares of the distributing class of the fund at NAV (without sales charge) unless you opt to take your distributions in cash, in the form of a check, or direct them for purchase of shares in the
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same class of another fund. You are taxed in the same manner whether you receive your dividends and other distributions in cash or reinvest them in additional fund shares. If you elect to receive dividends and/or other distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the fund reserves the right to reinvest the amount of the distribution check in your account, at the fund’s then-current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, write or call the fund at 800.421.4184. Changes should be submitted five days prior to the record date of the next distribution.
In general, redeeming or exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. Fund transactions typically are treated for federal income tax purposes as follows:
Type of transactions	Federal income tax status
Income dividends	Ordinary income; all or part may be eligible for 15%/20% maximum rates for non-corporate shareholders
Net short-term capital gain* and foreign currency gain distributions	Ordinary income
Net capital gain** distributions	Long-term capital gains; eligible for 15%/20% maximum rates for non-corporate shareholders
Redemptions or exchanges of fund shares owned for more than one year	Long-term capital gains or losses (rates noted above)
Redemptions or exchanges of fund shares owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

*The excess of net short-term capital gain over net long-term capital loss.
**The excess of net long-term capital gain over net short-term capital loss.
An individual must pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends and other distributions the fund pays and net gains realized on a redemption or exchange of the fund’s shares, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in the fund.
Withholding taxes | If you are a non-corporate shareholder and the fund does not have your correct Social Security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 24% of the distributions and redemption proceeds (regardless of the extent to which you realize a gain or loss) otherwise payable to you. If you are subject to backup withholding for any other reason, we also must withhold and pay to the IRS 24% of the distributions otherwise payable to you. Any tax withheld may be applied against the federal income tax liability on your tax return. State law may also require us to withhold and pay to your state of residence a portion of your distributions and redemption proceeds.
Tax reporting | If your account receives distributions or has withholding or other activity required to be reported to the IRS, we will send you the appropriate tax form that reflects the amount and tax status of that activity. Such tax forms will be mailed early in each year for the prior calendar year in accordance with IRS guidelines. To enroll in eDelivery of tax forms, visit our website, rjinvestmentmanagement.com. Certain investors, depending on their financial intermediary, may be ineligible to receive tax forms via eDelivery.
The fund is required to report annually to both shareholders and the IRS basis information of fund shares acquired after December 31, 2011 (“Covered Shares”). The fund will compute the basis of your redeemed or exchanged Covered Shares using the average basis method, which is the
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fund’s “default method,” unless you contact the fund to select a different IRS-accepted method (such as a specific identification method) at the time of each redemption or exchange, which you may not change after the settlement date thereof. If your account is held by your financial adviser or other broker-dealer, that firm may select a different default method; in such a case, please contact that firm to obtain information with respect to the available methods and elections for your account with it. You should carefully review the basis information provided by the fund or your financial adviser or other broker-dealer and make any basis, holding period or other adjustments that are required when reporting these amounts on your income tax returns.
Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.
Additional Information
The Board oversees generally the operations of the fund. The Trust enters into contractual arrangements with various parties, including among others, the fund’s manager, subadvisers, custodian, transfer agent, and accountants, who provide services to the fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the fund that you should consider in determining whether to purchase fund shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Prospectus, the Statement of Additional Information or the fund’s reports to shareholders is intended to provide investment advice and should not be construed as investment advice.
Description of Indices
The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
The S&P 500® Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

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Account and Transaction Policies
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Fund Symbols, CUSIPs and Codes
Fund	Class	Symbol	CUSIP	Fund Code
Carillon ClariVest Capital Appreciation Fund	A	HRCPX	14214L106	3850
	C	HRCCX	14214L205	3851
	I	HRCIX	14214L304	3852
	R-6	HRCUX	14214L601	3855

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Financial Highlights
PROSPECTUS      | [  ] 2026
The financial highlights table is intended to help you understand the performance of each class of fund shares for the periods indicated. Certain information reflects financial results for a single Class A, Class C, Class I, or Class R-6 share. Effective on or about the close of business on March 1, 2024, Class Y shares were combined into Class A shares, and Class R-3 and Class R-5 shares were combined into Class I shares.
Based upon the commencement of operations for some of the fund and/or share classes, there may be less than five years’ worth of financial information available. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and other distributions). This table is a part of the fund’s financial statements, which are included in the annual report and semi-annual reports for Carillon Series Trust, and are incorporated by reference into the Statement of Additional Information (available on our website and upon request).
The financial statements in the annual report were audited by [  ], whose report is included in the fund’s annual Form N-CSR, which you may obtain upon request.
Per share data for a share outstanding throughout each year/period
			From investment operations			Dividends & distributions				Ratios to average net asset (%)
Fiscal period		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expense waived / recovered (a)	Without expense waived / recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon ClariVest Capital Appreciation Fund
Class A*
01/01/25	12/31/25	$54.59	$(0.21)	$12.81	$12.60	$—	$(2.66)	$(2.66)	$64.53	1.00	1.02	(0.37)	16	22.99	$252
01/01/24	12/31/24	45.42	(0.20)	16.32	16.12	—	(6.95)	(6.95)	54.59	1.00	1.10	(0.37)	22	35.36	222
11/01/23	12/31/23	44.17	(0.01)	6.60	6.59	—	(5.34)	(5.34)	45.42	1.00	1.21	(0.12)	4	14.87	181
11/01/22	10/31/23	46.16	(0.07)	5.83	5.76	—	(7.75)	(7.75)	44.17	1.00	1.16	(0.16)	31	15.90	161
11/01/21	10/31/22	64.23	(0.07)	(13.68)	(13.75)	—	(4.32)	(4.32)	46.16	1.00	1.13	(0.13)	31	(22.87)	156
11/01/20	10/31/21	51.65	(0.08)	20.42	20.34	(0.05)	(7.71)	(7.76)	64.23	1.00	1.11	(0.14)	20	43.42	222
Class C*
01/01/25	12/31/25	27.79	(0.33)	6.48	6.15	—	(1.34)	(1.34)	32.60	1.75	1.76	(1.11)	16	22.06	8
01/01/24	12/31/24	23.29	(0.31)	8.35	8.04	—	(3.54)	(3.54)	27.79	1.75	1.83	(1.12)	22	34.39	9
11/01/23	12/31/23	22.68	(0.04)	3.39	3.35	—	(2.74)	(2.74)	23.29	1.75	1.95	(0.87)	4	14.71	8
11/01/22	10/31/23	27.77	(0.20)	2.86	2.66	—	(7.75)	(7.75)	22.68	1.75	1.89	(0.90)	31	15.05	7
11/01/21	10/31/22	40.66	(0.29)	(8.28)	(8.57)	—	(4.32)	(4.32)	27.77	1.75	1.86	(0.88)	31	(23.45)	9
11/01/20	10/31/21	35.39	(0.32)	13.30	12.98	—	(7.71)	(7.71)	40.66	1.75	1.86	(0.89)	20	42.34	14
Class I*
01/01/25	12/31/25	59.75	(0.06)	14.03	13.97	—	(2.91)	(2.91)	70.81	0.72	0.76	(0.09)	16	23.31	324
01/01/24	12/31/24	49.57	(0.04)	17.83	17.79	(0.00)	(7.61)	(7.61)	59.75	0.70	0.85	(0.07)	22	35.76	251
11/01/23	12/31/23	48.17	0.02	7.20	7.22	(0.00)	(5.82)	(5.82)	49.57	0.70	0.95	0.18	4	14.96	213
11/01/22	10/31/23	49.55	0.07	6.36	6.43	(0.06)	(7.75)	(7.81)	48.17	0.70	0.91	0.14	31	16.24	191
11/01/21	10/31/22	68.46	0.10	(14.67)	(14.57)	(0.02)	(4.32)	(4.34)	49.55	0.70	0.88	0.18	31	(22.65)	213
11/01/20	10/31/21	54.56	0.09	21.70	21.79	(0.18)	(7.71)	(7.89)	68.46	0.70	0.87	0.15	20	43.87	400
Class R-6*
01/01/25	12/31/25	58.46	0.01	13.73	13.74	—	(2.85)	(2.85)	69.35	0.64	0.68	0.01	16	23.43	2
01/01/24	12/31/24	48.46	0.03	17.44	17.47	(0.02)	(7.45)	(7.47)	58.46	0.60	0.77	0.06	22	35.90	0
11/01/23	12/31/23	47.09	0.02	7.04	7.06	—	(5.69)	(5.69)	48.46	0.60	0.88	0.28	4	14.96	0
11/01/22	10/31/23	49.31	0.08	6.23	6.31	(0.78)	(7.75)	(8.53)	47.09	0.60	0.83	0.16	31	16.37	0
11/01/21	10/31/22	67.92	0.18	(14.40)	(14.22)	(0.07)	(4.32)	(4.39)	49.31	0.60	0.79	0.31	31	(22.31)	0
11/01/20	10/31/21	54.19	0.15	21.52	21.67	(0.23)	(7.71)	(7.94)	67.92	0.60	0.79	0.24	20	43.99	2

* Per share amounts have been calculated using the daily average share method. Classes with less than five years presented are showing results from the inception of the share class. Stub periods shown with only the months of November and December are due to a fiscal year end change.
(a) Annualized for periods less than one year.
(b) Not annualized for periods less than one year.
(c) Total returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(d) Per share amount is less than $0.005.

45 | rjinvestmentmanagement.com

For More Information
More information on this fund is available free upon request, including the following:
Statement of additional information (“SAI”) | Additional information about the fund and its policies may be found in the SAI. A current SAI is on file with the Securities and Exchange Commission (“Commission”) and is incorporated herein by reference (meaning it is legally considered part of this Prospectus).
Shareholder reports | Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. In the fund’s annual report, you will also find a discussion of the market conditions and investment strategies that materially affected the fund’s performance during the reporting period. In Form N-CSR, you will find the fund’s annual and semi-annual financial statements, as well as the report of the fund’s independent registered public accounting firm in the annual financial statements.
To obtain the SAI, Prospectus, annual report, semiannual report, N-CSR, privacy notice, performance information, an account application, a schedule of portfolio holdings found on Form N-PORT, other information or to make an inquiry, without charge, contact the Carillon Family of Funds:
By mail:	P.O. Box 23572 St. Petersburg, FL 33742
By telephone:	1.800.421.4184
By internet:	rjinvestmentmanagement.com

These documents and other information about the fund can be viewed on-screen or downloaded from the EDGAR Database on the Commission’s Internet website at www.sec.gov; or after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
The Carillon Family of Funds is pleased to offer the convenience of viewing shareholder communications, including fund prospectuses, annual reports, and proxy statements, online at rjinvestmentmanagement.com.
The Investment Company and Securities Act registration numbers are:
Investment Company Act	811-07470
Securities Act	033-57986

No dealer, salesperson or other person has been authorized to give any information or to make any representation other than that contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon unless having been authorized by the fund or its distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

46 | rjinvestmentmanagement.com

The information in this Statement of Additional Information (“SAI”) is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
STATEMENT OF ADDITIONAL INFORMATION
CARILLON MUTUAL FUNDS
•	CARILLON CLARIVEST CAPITAL APPRECIATION FUND

This Statement of Additional Information ("SAI") dated [  ], 2026, should be read in conjunction with the Prospectus dated [  ], 2026, describing the shares of the Carillon ClariVest Capital Appreciation Fund (the “fund”).
This SAI is not a prospectus itself. The financial statements for the fund’s fiscal year ended December 31, 2025, which were audited by [  ], the fund’s independent registered public accounting firm, are incorporated herein by reference to Item 7 of the fund’s Form N-CSR for the fiscal year ended December 31, 2025. Copies of the Prospectus and the Trust’s Annual and Semiannual Reports to shareholders and the Trust’s financial statements and accompanying notes are available, without charge, upon request by writing to Carillon Family of Funds at P.O. Box 23572, St. Petersburg, FL 33742, calling 800.421.4184, or by visiting our website at rjinvestmentmanagement.com.
	Class A	Class C	Class I	Class R-6
Carillon ClariVest Capital Appreciation Fund	HRCPX	HRCCX	HRCIX	HRCUX
Carillon Tower Advisers, Inc.
P.O. Box 23572, St. Petersburg, Florida 33742

Page

I.	GENERAL INFORMATION		[ ]

II.	INVESTMENT INFORMATION		[ ]
	A.	Investment Policies, Strategies and Risks	[ ]
	B.	Industry or Sub-Industry Classifications	[ ]

III.	INVESTMENT LIMITATIONS		[ ]
	A.	Fundamental Investment Policies for Carillon ClariVest Capital Appreciation Fund	[ ]
	B.	Non-Fundamental Investment Policies for Carillon ClariVest Capital Appreciation Fund	[ ]

IV.	NET ASSET VALUE		[ ]

V.	INVESTING IN THE FUND		[ ]

VI.	INVESTMENT PROGRAMS		[ ]
	A.	Retirement Plans	[ ]
	B.	Rights of Accumulation	[ ]
	C.	Class A Letter of Intent	[ ]

VII.	REDEEMING SHARES		[ ]
	A.	Receiving Payment	[ ]
	B.	Telephone Transactions	[ ]
	C.	Systematic Withdrawal Plan	[ ]
	D.	Waiver of CDSC	[ ]
	E.	Redemptions-in-Kind	[ ]
	F.	Frequent Purchases and Redemptions of Fund Shares	[ ]

VIII.	EXCHANGE PRIVILEGE		[ ]

IX.	DISCLOSURE OF PORTFOLIO HOLDINGS		[ ]

X.	TAXES		[ ]

XI.	SHAREHOLDER INFORMATION		[ ]

XII.	FUND INFORMATION		[ ]
	A.	Management of the fund	[ ]
	B.	Control Persons and Principal Holders of Securities	[ ]
	C.	Proxy Voting Policies and Procedures	[ ]
	D.	Investment Adviser and Administrator; Subadvisers	[ ]
	E.	Portfolio Managers	[ ]
	F.	Portfolio Turnover and Brokerage Practices	[ ]
	G.	Distribution of Shares	[ ]
i

(continued)

Page

H.	Payments to Dealers	[ ]
I.	Additional Services to the fund	[ ]

APPENDIX A INVESTMENT TYPES GLOSSARY		[ ]

APPENDIX B SHORT-TERM RATINGS		[ ]

ii

I.	GENERAL INFORMATION

The fund is a separate series of Carillon Series Trust (the "Trust"), which was established as a Delaware statutory trust on May 5, 2017. The Trust is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust offers shares in separate series, each of which is advised by Carillon Tower Advisers, Inc. ("Carillon," "Carillon Tower" or "Manager"). On September 30, 2022, Carillon Tower began also doing business as Raymond James Investment Management. This did not involve any change in Carillon’s structure, ownership, or control.
On November 20, 2017, Carillon ClariVest Capital Appreciation Fund ("Capital Appreciation") acquired all the assets and assumed all the liabilities of Eagle Capital Appreciation Fund.
The fund currently offers Class A shares sold subject to a front-end sales charge ("Class A shares") and Class C shares sold subject to a 1% contingent deferred sales charge ("CDSC") ("Class C shares"). The fund also offers Class I and Class R-6 shares, each sold without a front-end sales charge, CDSC or Rule 12b-1 fee.
The fund described in this SAI operates for many purposes as if it were an independent company. The fund has its own objective(s), policies, strategies and portfolio managers, among other characteristics.
II.	INVESTMENT INFORMATION

A.	Investment Policies, Strategies and Risks

This section provides a detailed description of the securities in which the fund may invest to achieve its investment objective(s), the strategies it may employ and the corresponding risks of such securities and strategies. For more information regarding the description of various types of securities described below, please refer to Appendix A, Investment Types Glossary. The fund may invest in the types of assets described below, either directly or indirectly, unless otherwise noted. For more information on the fund’s principal strategies and risks, please see the fund’s Prospectus.
Equity Securities:
Common Stocks. The fund may invest in common stocks, which represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of bondholders, other debt holders, owners of preferred stock, and general creditors take precedence over the claims of those who own common stock. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock.
Small- and Mid-Capitalization Stocks. The fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the fund to liquidate its securities positions. In addition, it may be prudent for the fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the fund’s asset size increases, the fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.
The fund may also invest in stocks of companies with medium market capitalizations (i.e., mid cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.
Convertible Securities, Including Convertible Preferred Securities. The fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security or debt obligation that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities, including convertible preferred securities, generally have features of, and risks associated with, both equity and fixed income instruments. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, increases as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.
Other Investment Companies, including money market funds and ETFs. The fund may invest in shares of other open-end or closed-end investment companies, including money market funds and exchange-traded funds ("ETFs"), up to the limits prescribed in the 1940 Act, the rules thereunder and any exemptive relief. Investments in the securities of other investment companies (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the fund becomes a shareholder of that investment company. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations.

S&P’s Depositary Receipts, S&P’s MidCap 400 Depositary Receipts, and other similar index securities are ETFs and are considered investments in other investment companies ("Index Securities"). Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks.
As a shareholder, the fund must rely on the other investment company to achieve its investment objective. If the other investment company or ETF fails to achieve its investment objective, the value of the fund’s investment will decline, adversely affecting the fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate the fund’s holdings of ETF shares at the most optimal time, adversely affecting the fund’s performance.
The fund’s investment in securities of other investment companies, except for money market funds, is generally limited to: (i) 3% of the total voting stock of any one investment company, (ii) 5% of the fund’s total assets with respect to any one investment company and (iii) 10% of the fund’s total assets in all investment companies in the aggregate. However, the fund may exceed these limits when investing in shares of an ETF or other investment company, subject to a statutory exemption or to the terms and conditions of an exemptive order from the SEC.
Rule 12d1-4, under the 1940 Act, permits various types of fund of fund arrangements without an exemptive order under certain conditions, including limits on control and voting of acquired fund’s shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. Additionally, as part of the streamlining of the fund of fund arrangements, the SEC rescinded certain exemptive orders and withdrew certain no-action letters.
Preferred Stock. The fund may invest in preferred stock which is subordinated to all debt obligations in the event of insolvency. An issuer’s failure to make a dividend payment is normally not considered a default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, meaning that its market value is dependent on the issuer’s future potential for growth over an unspecified period of time. Distributions on preferred stock are generally considered dividends and treated as such for federal income tax purposes.
Real Estate Investment Trusts ("REITs"). The fund may invest in REITs. The risks associated with REITs include defaults by borrowers, self-liquidation, declines in the value of real estate, risks related to general and local economic conditions or changes in demographic trends or tastes, increases in operating expenses, lack of availability of mortgage funds or financing, adverse governmental, legal or regulatory action, failure to qualify for tax-free pass-through of distributed net income and net realized gains under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs may not be diversified geographically or by property or tenant type.
Large-Capitalization Stocks. The fund may invest in large-cap companies. The risk associated with large-cap stocks arises because they may be less responsive to competitive challenges and opportunities, and may be unable to attain high growth rates, relative to smaller companies.

Growth Stocks. Growth stocks are those of companies are those that are expected to have the potential for above-average or rapid growth. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met or earnings decrease, the prices of these securities may decline, sometimes sharply, even if earnings showed an absolute increase. The fund’s investments in growth stocks may be more sensitive to company earnings and more volatile than the market in general primarily because their stock prices are based heavily on future expectations. If an assessment of the prospects for a company’s growth is incorrect, then the price of the company’s stock may fall or not approach the value placed on it. Growth stocks may lack the dividend yield that can cushion prices in market downturns. Growth companies may have limited operating histories and greater business risks, and their potential for profitability may be dependent on regulatory approval of their products or regulatory developments affecting certain sectors, which could have an adverse impact upon growth companies’ future growth and profitability. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund’s growth style could cause it to underperform funds that use a value or non-growth approach to investing or have a broader investment style.
Value Stocks. Value stocks are those of companies are subject to the risk that their intrinsic or full value may never be realized by the market, that a stock judged to be undervalued may be appropriately priced, or that their prices may go down. While the fund’s investments in value stocks may limit its downside risk over time, the fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund’s investments in value stocks may underperform growth or non-value stocks that have a broader investment style.
Warrants and Rights. The fund may invest in warrants and rights. Rights are instruments that permit the fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. The market price of warrants is usually significantly less than the current market price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
Special Purpose Acquisition Companies ("SPACs"). The fund may invest in the common stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities (collectively, "SPACs") that pool funds to seek potential acquisition opportunities. A SPAC is a publicly traded company that raises investment capital via an initial public offering ("IPO") for the purpose of acquiring an existing company. The shares of a SPAC are typically issued in "units" that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the SPAC’s IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public, and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. Government securities, money market securities and cash. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the entity’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless.

Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is dependent on the ability of the entity’s management to identify and complete a profitable acquisition. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments, such as U.S. Government securities and money market fund securities, and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the fund’s ability to meet its investment objective. The fund may invest in SPACs for a variety of investment purposes, including to achieve capital gains. SPACs may provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. However, unless it is subject to a restriction on resale, the fund may sell its investment in a SPAC at any time, including before, at or after the time of a merger or acquisition. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Certain SPACs in which the fund may invest, or the securities of an acquisition target, may not be registered under the Securities Act of 1933, as amended, or no public market may otherwise exist for such securities. Such investments in unregistered SPACs may have extended restrictions on their resale, be considered illiquid or otherwise involve a high degree of risk, which could cause the fund to lose all or part of its investment.
An investment in a SPAC is subject to a variety of additional risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger, once effected, may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights held by the fund with respect to the SPAC may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; and (ix) some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. Securities and Exchange Commission (“SEC”) rule amendments relating to SPACs, require, among other things, enhanced disclosure requirements for SPAC offerings and procedural requirements in the completion of transactions.
Investment Grade and Lower Rated Securities:
Investment Grade Securities. The fund may invest in debt securities rated investment grade. Securities rated in the lowest category of investment grade are considered to have speculative characteristics and changes in economic conditions are more likely to lead to a weakened capacity to pay interest and repay principal than is the case with higher-grade bonds. The fund may retain a security that has been downgraded below investment grade if, in the opinion of its portfolio manager, it is in the fund’s best interest.

Short-Term Money Market Instruments:
Bankers’ Acceptances. The fund may invest in bankers’ acceptances. A bankers’ acceptance is a negotiable instrument in the form of a bill of exchange or time draft drawn on and accepted by a commercial bank. The instrument’s marketability is affected primarily by the reputation of the accepting bank and market demand.
The fund may invest in bankers’ acceptances of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus and undivided profits of over $100 million as of the close of their most recent fiscal year. The fund may also invest in instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC").
Certificates of Deposit ("CDs"). The fund may invest in CDs issued by domestic institutions with assets in excess of $1 billion. CDs carry a minimal amount of inflation risk due to their fixed interest rate and early withdrawal penalties.
Bank Time Deposits. The fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
U.S. Government Securities:
U.S. Government Securities and/or Government-Sponsored Enterprises. The fund may invest in U.S. Government Securities and/or Government-Sponsored Enterprises. U.S. Government Securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or sponsored enterprises. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by the discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government Securities include U.S. Treasury bills, notes and bonds, obligations of GNMA, FHLB, FFCB, Fannie Mae, Freddie Mac, the Federal Farm Credit Bureau, other U.S. Government agency obligations and repurchase agreements secured thereby. U.S. government agency securities are subject to credit risk, interest rate risk and market risk.
Foreign Securities Exposure:
European Securities. The fund’s performance may be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product of the countries in the region), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries, interest rates in European countries, monetary exchange rates between European countries, and conflict between European countries. Most developed countries in Western Europe are members of the European Union ("EU"), and many are also members of the European Economic and Monetary Union ("EMU" or

"Eurozone"). The EMU is comprised of EU members that have adopted the Euro currency. As part of EMU membership, member states relinquish control of their own monetary policies to the European Central Bank. The EMU requires Eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates; fiscal and monetary controls; and other factors. Although the EMU has adopted a common currency and central bank, there is no fiscal union; therefore, money does not automatically flow from countries with surpluses to those with deficits. These restrictions and characteristics may limit the ability of EMU member countries to implement monetary policy to address regional economic conditions and may significantly impact every European country and their economic partners, including those countries that are not members of the EMU. In addition, those EU member states that are not currently in the Eurozone (except Denmark) are required to seek to comply with convergence criteria to permit entry to the Eurozone. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Changes in imports or exports, changes in governmental or European regulations on trade, changes in the exchange rate of the Euro, the threat of default or actual default by one or more European countries on its sovereign debt, and/ or an economic recession in one or more European countries may have a significant effect on the economies of other European countries and their trading partners.
The European financial markets have experienced and may continue to experience volatility and adverse trends due to concerns relating to economic downturns; national unemployment; aging populations; rising government debt levels and the possible default on government debt in several European countries; public health crises; political unrest; economic sanctions; inflation; energy crises; the future of the Euro as a common currency; and war and military conflict, such as the Russian invasion of Ukraine. These events have affected the exchange rate of the Euro and may continue to significantly affect European countries. Responses to financial problems by European governments, central banks, and others, including austerity measures and other reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or may have unintended consequences. In order to prevent further economic deterioration, certain countries, without prior warning, can institute "capital controls." Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the fund’s investments. In addition, one or more countries may abandon the Euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching.
Many European nations are susceptible to economic risks associated with high levels of debt. Non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts, and other issuers have faced difficulties obtaining credit or refinancing existing obligations. A default or debt restructuring by any European country could adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries. Such a default or debt restructuring could affect exposures to other European countries and their companies as well. Further defaults on, or restructurings of, the debt of governments or other entities could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in some cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. Furthermore, certain European countries have had to accept assistance from supranational agencies such as the International

Monetary Fund, the European Stability Mechanism or others. The European Central Bank has also intervened to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that any creditors or supranational agencies will continue to intervene or provide further assistance, and markets may react adversely to any expected reduction in the financial support provided by these creditors.
Certain European countries have experienced negative interest rates on certain fixed-income instruments. A negative interest rate is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from the fund’s performance to the extent the fund is exposed to such interest rates.
Certain European countries have also developed increasingly strained relationships with the U.S., and if these relationships were to worsen, they could adversely affect European issuers that rely on the
U.S. for trade. In addition, the national politics of European countries have been unpredictable and subject to influence by disruptive political groups and ideologies. Secessionist movements, as well as government or other responses to such movements, may create instability and uncertainty in a country or region. European governments may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets, as could military conflicts. The impact of these or other events is not clear but could be significant and far-reaching and materially impact the value and liquidity of the fund’s investments.
Russia’s war with Ukraine has negatively impacted European economic activity. Additionally, Russia may continue to attempt to assert its influence in the Eastern Europe region through economic or even military measures. The Russia/Ukraine war and Russia’s response to sanctions imposed by the U.S., EU, United Kingdom and others have and could continue to severely impact the performance of economies of European and other countries, including adverse effects to global financial and energy markets, global supply chains and global growth, and inflation. For example, exports in Eastern Europe have been disrupted for certain key commodities, pushing commodity prices to record highs, and energy prices in Europe have increased significantly. Certain countries have applied to become new member countries of the EU, and these candidate countries’ accessions may become more controversial to the existing EU members. Some member states may repudiate certain candidate countries joining the EU due to concerns about the possible economic, immigration and cultural implications. Also, Russia may be opposed to the expansion of the EU to members of the former Eastern Bloc (i.e. ex-Soviet Union-controlled countries in Europe) and may, at times, take actions that could negatively impact European economic activity. The United Kingdom withdrew from the European Union on January 31, 2020. The longer term economic, legal, and political framework between the United Kingdom and the EU is still developing and may lead to ongoing political and economic uncertainly and periods of increased volatility in the United Kingdom, Europe, and the global market. Investments in companies with significant operations and/or assets in the United Kingdom could be adversely impacted by the new legal, political, and regulatory environment, whether by increased costs or impediments to the implementation of business plans. The uncertainty resulting from any further exits from the EU, or the possibility of such exits, would also be likely to cause market disruption in the EU and more broadly across the global economy, as well as introduce further legal, political, and regulatory uncertainty in Europe.

Illiquid and Restricted Securities:
The fund will not purchase or otherwise acquire any illiquid security, if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Securities that have not been registered under the Securities Act include those sold in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act, and/or resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. In addition, Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the U.S. and includes a provision for U.S. investors, such as the fund, to purchase such unregistered securities if certain conditions are met. Unregistered securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.
The fact that there are contractual or legal restrictions on the resale of restricted securities to the general public or to certain institutions may not be indicative of their liquidity, and not all restricted securities are considered illiquid. There is a large institutional market for certain securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"), including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.
In addition, Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of unregistered securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A may provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. A determination could be made that certain securities qualified for trading under Rule 144A are liquid. However, to the extent that such securities are deemed to be illiquid, the fund will be subject to the 15% limitation described above.
Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the fund may get only limited information about an issuer of such a security, so it may be less able to predict a loss. Certain of the fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have more limited product lines, markets or financial resources, or they may be dependent on a limited management group. The fund also might have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the fund’s NAV.
Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the U.S.
Sector Risk:
From time to time, based on market or economic conditions, the fund may have significant positions in one or more sectors of the market. To the extent the fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.
Other Investment Practices:
Loans of Portfolio Securities. The fund may loan portfolio securities to qualified broker-dealers. The primary objective of securities lending is to supplement the fund’s income through investment of the cash collateral in short-term interest bearing obligations. The collateral for the fund’s loans will be marked-to-market daily so that at all times the collateral exceeds 100% of the value of the loan. The fund may terminate such loans at any time and the market risk applicable to any security loaned remains its risk. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it may do so in order that the securities may be voted by it if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The fund also may call such loans in order to sell the securities involved. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. Securities loans involve some risk. There is a risk that a borrower may default on its obligations to return loaned securities; however, the fund’s securities lending agent may indemnify the fund against that risk. The fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral, and the fund could lose rights in the collateral should the borrower fail financially. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions. The fund will also be responsible for the risks associated with the investment of cash collateral. In any case in which the loaned securities are not returned to the fund before an ex-dividend date, the payment in lieu of the dividend that the fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as "qualified dividend income" (as described under "Taxes" below).

Temporary Defensive Purposes. For temporary defensive purposes during anticipated periods of general market decline, the fund may invest up to 100% of its net assets in: (1) money market instruments, including securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby; (2) bank CDs and bankers’ acceptances issued by banks having net assets of at least $1 billion as of the end of their most recent fiscal year; (3) high-grade commercial paper; and (4) other long- and short-term debt instruments that are rated A or higher by S&P, Moody’s or Fitch. For a description of S&P, Moody’s and Fitch’s commercial paper and corporate debt ratings, see Appendix B. The fund may also take positions that are inconsistent with its principal investment strategies.
Cyber Security:
With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the fund and its service providers may be prone to operational and information security risks resulting from cybersecurity incidents, including cyber-attacks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally (e.g., through "hacking," computer viruses or other malicious software coding), the theft and holding for ransom of proprietary or confidential information or data (sometimes referred to as "ransomware" attacks), denial of service attacks on websites, "phishing" attempts and other social engineering techniques aimed at personnel or systems, and the unauthorized release of confidential information. Cyber-attacks affecting the fund, its investment adviser, its subadvisers, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, result in the loss or theft of shareholder data or funds, impact the fund’s ability to calculate NAV per share, cause the release of private shareholder information or confidential business information, result in violations of applicable privacy and other laws, impede trading, subject the fund to regulatory fines or financial losses and/or cause reputational damage. A cyber-attack may also result in shareholders or service providers being unable to access electronic systems (also known as "denial of services"), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. The fund may also incur additional compliance costs for corrective measures or cyber security risk management purposes, and such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber-attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers or securities in which the fund may invest, which could result in material adverse consequences for such issuers, and may cause the fund’s investment in such companies to lose value. Adverse consequences also could result from cybersecurity incidents affecting counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. The fund’s service providers also may be negatively impacted due to operational risks arising from non-cybersecurity related factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by fund service providers or counterparties.

In addition, other events or circumstances—whether foreseeable, unforeseeable, or beyond the fund’s control, such as acts of war, other conflicts, terrorism, natural disaster, widespread disease, pandemic or other public health crises may result in, among other things, quarantines and travel restrictions, workforce displacement and loss or reduction in Personnel and other resources. In the above circumstances, the fund and the Service Providers’ operations may be significantly impacted, or even temporarily halted. The fund’s securities market counterparties or vendors may face the same or similar systems failure, cybersecurity breaches and other business disruptions risks.
Any of these results could have a substantial adverse impact on the fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, shareholders could lose access to their electronic accounts and be unable to buy or sell Shares for an unknown period of time, and service providers could be unable to access electronic systems to perform critical duties for the fund, such as trading, NAV calculation, shareholder accounting or fulfillment of fund share purchases and redemptions. Cybersecurity incidents could cause the fund or fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the fund or fund service provider violated privacy and other laws. There are inherent limitations in risk management systems that seek to reduce the risks associated with cybersecurity and business continuity plans in the event there is a cybersecurity breach, including the possibility that certain risks may not have been adequately identified or prepared for, in large part because different or unknown threats may emerge in the future. Furthermore, the fund does not control the cybersecurity systems and plans of the issuers of securities in which the fund invests or the fund’s third-party service providers or trading counterparties or any other service providers whose operations may affect the fund or its shareholders. The widespread use of remote work arrangements may increase operational and information security risks.
The use of cloud-based service providers could heighten or change these risks. In addition, remote and hybrid arrangements by the fund, the Manager or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the fund, a Manager or their service providers susceptible to operational disruptions, any of which could adversely impact their operations.
B.	Industry or Sub-Industry Classifications

For purposes of determining industry or sub-industry classifications, the fund relies primarily upon classifications published by Standard & Poor’s Global Industry Classification Standard ("GICS®").
If GICS® does not have an industry or sub-industry classification for a particular security, Carillon Tower, the fund’s investment adviser, will then rely upon classifications published by Bloomberg L.P. If the designated industry or sub-industry no longer appears reasonable, or if any classifications are determined by Carillon Tower to be so broad that the primary economic characteristics of issuers within a single class are materially different, the fund will classify issuers within that class according to the Directory of Companies Filing Annual Reports with the Commission.

III.	INVESTMENT LIMITATIONS

A.	Fundamental Investment Policies for Carillon ClariVest Capital Appreciation Fund

Current Fundamental Investment Policies
The fund is subject to the following investment limitations that are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the applicable fund. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. As discussed further below, at a shareholder meeting to be held on April 24, 2026, shareholders of the fund are being asked to approve amendments to the fund’s fundamental investment policies to align these policies with those of certain other series of the Trust. If those amendments are approved by shareholders of the fund, the fundamental investment policies below will cease to be the fundamental investment policies of the fund, and instead, the fundamental investment policies discussed below will become the fundamental investment policies of the fund. The fund will not concentrate in any industry or group of industries except as disclosed herein.
Borrowing. The fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Commodities. The fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.
Concentration. Except for any fund that is ‘concentrated’ in an industry or group of industries within the meaning of the 1940 Act, the fund may not purchase the securities of any issuer (other than tax-exempt securities issued or guaranteed by the U.S. Government, U.S. states, District of Columbia, U.S. territories and possessions, and any of the political subdivisions of the aforementioned entities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
Diversification. Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the fund may not with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
Loans, Repurchase Agreements and Loans of Portfolio Securities. The fund may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Real Estate. The fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the fund may (1) invest in securities or other instruments directly or indirectly secured by real estate, and (2) invest in securities or other instruments issued by issuers that invest in real estate.
Senior Securities. The fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Underwriting. The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction.
Proposed Fundamental Investment Policies
At a shareholder meeting to be held on April 24, 2026, shareholders of the fund are being asked to approve amendments to the fund’s fundamental investment policies to align these policies with those of certain other series of the Trust. If those amendments are approved by shareholders of the fund, the fundamental investment policies set forth below will become the fundamental investment policies of the fund. The fund will not concentrate in any industry or group of industries except as disclosed herein.
1. Except as otherwise permitted by the 1940 Act or any applicable law, rule, order or interpretation, the fund may not purchase any security if, as a result of that purchase, more than 25% of their total assets would be invested in securities of issuers within the same industry or group of industries.
2. The fund may borrow money to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.
3. The fund may issue senior securities to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.
4. The fund may not underwrite securities issued by others, except to the extent that the fund may be deemed an underwriter under certain securities laws in purchasing or disposing of portfolio securities or in connection with investments in other investment companies.
5. The fund may purchase or sell commodities to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.
6. The fund may purchase or sell real estate or any interest therein to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.
7. The fund may make loans to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.

8. The fund may not make any investment inconsistent with its classification as a “diversified company,” as defined in the 1940 Act or as interpreted, modified or applied by the SEC or its staff.
The following is not part of the fundamental policies of the fund but provides additional information regarding certain of these policies. Certain of the fund’s fundamental policies set forth above permit the fund to make investments or engage in transactions to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation, or prohibit transactions except to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation. To the extent the 1940 Act or the rules, orders, or interpretations thereunder may, in the future, be amended or otherwise revised to provide greater flexibility, or to the extent the SEC may in the future grant exemptive relief providing greater flexibility, the fund will be able to use that flexibility without seeking shareholder approval of its fundamental policies. Similarly, with respect to Investment Policy No. 8, the fund may rely on greater flexibility provided by the 1940 Act or interpretations, modifications or as applied by the SEC or its staff.
Concentration. According to the present interpretation by the SEC, a fund has concentrated its investments in the securities of issuers primarily engaged in any particular industry if the fund’s holdings in the securities in such issuers comprise more than 25% of the fund’s total assets. These limits do not apply to securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The fund will look through a private activity municipal debt security whose principal and interest payments are derived principally from the assets and revenues of a non-governmental entity in order to determine the industry to which the investment should be allocated when determining the fund’s compliance with its concentration policies.
Borrowing money. The 1940 Act permits a fund to borrow up to 33 1/3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources. The borrowings subject to these limits include borrowings through reverse repurchase agreements and similar financing transactions unless the fund has elected to treat all such transactions as derivatives transactions for purposes of the SEC rule allowing the fund to enter into reverse repurchase agreements and similar financing transactions.
Issuing senior securities. A “senior security” is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company’s common stock with respect to the same earnings or assets. The 1940 Act prohibits an open-end fund from issuing senior securities other than certain borrowings from a bank, but Rule 18f-4 under the 1940 Act allows a fund to engage in certain types of transactions (such as short sales, buying and selling financial futures contracts and other derivative instruments and selling put and call options) notwithstanding this prohibition and deems certain when issued, forward-settling and non-standard settlement cycle securities transactions not to involve a senior security, subject to compliance with the conditions of Rule 18f-4. The fundamental policy relating to senior securities allows the fund to operate in reliance upon Rule 18f-4.
Real Estate. The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in: (i) securities or other instruments backed by real estate or interests in real estate, (ii) securities or other instruments of issuers or entities that deal in real estate or are engaged in the real estate business, (iii) real estate investment trusts (REITs) or entities similar to REITs formed under the laws of non-U.S. countries or (iv) real estate or interests in real estate acquired through the exercise of its rights as a holder of securities secured by real estate or interests therein.

Making loans (Lending). Under the 1940 Act, an open-end fund may loan money or property to persons who do not control and are not under common control with a fund, except that a fund may make loans to a wholly-owned subsidiary. In addition, the SEC staff takes the position that a fund may not lend portfolio securities representing more than one-third of a fund’s total asset value. A fund must receive from the borrower collateral at least equal in value to the loaned securities, marked to market daily.
Diversification. Under the 1940 Act, a “diversified” fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. A “non-diversified” fund may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund.
The percentage limitations contained in the fundamental policies apply at the time of purchase of securities. Unless otherwise required by the 1940 Act (as is the case with borrowing), a later change in percentage resulting from changes in the value of the fund’s assets or in total or net assets of the fund will not be considered a violation of the restriction and the sale of securities will not be required. Other series of the Trust have adopted different limitations, and future series of the Trust may adopt different limitations.
Tax Diversification. Whether diversified or non-diversified, the fund will satisfy the diversification requirements for tax treatment as a RIC. As a result, the fund will diversify its holdings so that, at the close of each quarter of its taxable year or within 30 days thereafter, (i) at least 50% of the market value of the fund’s total assets is represented by cash (including cash items and receivables), U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the fund’s total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses or of one or more “qualified” publicly traded partnerships.
Unusual Market Conditions. The investment policies, limitations or practices of the fund may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, the fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

B.	Non-Fundamental Investment Policies for Carillon ClariVest Capital Appreciation Fund

The fund have adopted the following additional restrictions which, together with certain limits described above, may be changed by the Board without shareholder approval in compliance with applicable law, regulation or regulatory policy.
Investing in Illiquid Securities. The fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale and including privately placed securities.
Investing in Investment Companies. The fund may invest in securities issued by other investment companies as permitted by the 1940 Act, and the rules thereunder and any exemptive relief.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction.
IV.	NET ASSET VALUE

The NAV per share of each class of shares is normally determined each business day as of the scheduled close of regular trading on the New York Stock Exchange (the "NYSE") and the NASDAQ, (typically 4 p.m. Eastern time). The fund will not treat an intraday unscheduled disruption in trading on either the NYSE or NASDAQ as a closure of that particular market, and will price its shares as of the normally scheduled close of the NYSE and NASDAQ if the disruption directly affects only one of those markets. The NYSE and NASDAQ normally are open for business Monday through Friday except the following holidays: New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
The Board has designated Carillon Tower its valuation designee, with responsibility for the day-to-day (1) calculation of the fund’s NAV and (2) carrying out certain functions relating to the valuation of portfolio securities and other instruments in connection therewith. Carillon Tower performs these duties through a Valuation Committee, comprised of employees of Carillon Tower and/or its wholly-owned affiliates. Carillon Tower’s Valuation Committee will monitor for circumstances that may necessitate the use of fair value. In the event that (1) market quotations are not readily available, (2) readily available market quotations are not reflective of market value (prices deemed unreliable), or (3) a significant event has been recognized in relation to a security or class of securities, the Valuation Committee shall determine such securities’ fair value in accordance with Carillon Tower’s, Pricing and Valuation Procedures, which have been approved by the Board. Significant events include, but are not limited to, single-issuer events such as corporate announcements or earnings, multiple-issuer events such as natural disasters and significant market fluctuations.
As described further in the Prospectus, the fund value securities or assets held in their portfolios as follows:

Credit Default Swaps. Credit default swaps are valued with prices provided by independent pricing services. A newly issued credit default swap may be priced at cost for up to one business day after a purchase if a market price is not available from an approved independent pricing service.
Equity Securities. A security listed or traded on a domestic exchange is valued at its last sales price at the close of the principal exchange on which it is traded. A security listed principally on the NASDAQ Stock Market is normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the "inside" bid and asked prices; in that case, NASDAQ will adjust the price to equal the "inside" bid or ask price, whichever is closer. If no last sale is reported at that time or the security is traded in the OTC market, market value is based on the most recent quoted bid price.
Foreign Equity Securities. Portfolio securities traded primarily on foreign exchanges generally are valued at the last quoted sales price, or the most recently determined closing price calculated according to local market convention, available at the time the fund is to be valued. If no sale is reported at that time on any foreign market in which the security trades, the market value shall be based on the most recent quoted bid price. At times, an exchange may modify a published closing price after the fund is priced; in such cases, the fund is not required to be revalued. Because trading hours for certain foreign securities end before the close of the NYSE and the NASDAQ, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Valuation Committee, using the Pricing and Valuation Procedures, may fair value a security if certain events occur between the time the trading of a particular security ends in a foreign market and the fund’s NAV calculation. The Valuation Committee, using the Pricing and Valuation Procedures, may also fair value a particular security if the events are significant and make the closing price unavailable or unreliable. If an issuer-specific event has occurred that the Valuation Committee determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Valuation Committee also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by an independent pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the NAV of the fund’s shares is determined only on business days of the fund, the value of the portfolio securities of the fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the fund.
Fixed Income Securities. Government bonds, corporate bonds, asset-backed bonds, municipal bonds, short-term securities (investments that have a maturity date of 60 days or less) and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Medium Term Notes may be valued using prices provided by independent pricing services or broker quotes. Evaluated prices provided by the independent pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors and appropriate methodologies that have been considered such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the evaluated prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures.
Forward Contracts. Forward contracts are valued daily at current forward rates provided by an independent pricing service. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures.
Investment Companies and ETFs. Investments in other open-end investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in closed-end funds and ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.
Options and Futures. Options and futures positions are valued based on market quotations, if available and reliable. Futures and options with no readily available fair market value shall be valued using quotations obtained from independent brokers or, if no quotations are available, the Valuation Committee will fair value the security using the Procedures.
The fund is open each Business Day. Trading in securities on European and Far Eastern securities exchanges and OTC markets normally is completed well before the fund’s close of business on each Business Day. In addition, trading in various foreign markets may not take place on all Business Days or may take place on days that are not Business Days and on which the fund’s NAVs per share is not calculated. The fund calculates NAV per share and, therefore, effect sales and redemptions, as of the close of regular trading on the NYSE each Business Day. If events materially affecting the value of such securities or other assets occur between the time when their prices are determined (including their value in U.S. dollars by reference to foreign currency exchange rates) and the time when the fund’s NAV is calculated, such securities and other assets may be valued at fair value by methods as determined in good faith by or under procedures established by the Board.
V.	INVESTING IN THE FUND

The price at which an order to purchase or sell the fund’s shares is effected is based on the NAV per share of each class of the fund next calculated after the order is placed, plus any applicable sales charge, on Business Days. The procedures for purchasing shares of the fund are explained in the Prospectus under "How to Invest."
VI.	INVESTMENT PROGRAMS

A.	Retirement Plans

Carillon Family of Funds IRA. An individual may make limited deductible contributions to an IRA through the purchase of fund shares ("Carillon Family of Funds IRA"). A separate agreement is required to establish a Carillon Family of Funds IRA. A Carillon Family of Funds IRA also may be used for certain

"rollovers" from qualified retirement plans and from Section 403(b) annuity plans. For more detailed information on a Carillon Family of Funds IRA, please contact Carillon Tower.
The Code limits the deductibility of IRA contributions to a certain maximum. Additionally, individuals who are age 50 or over by the end of any year may make additional special deductible "catch-up" contributions up to a certain maximum per year. These deductible contributions may be made only by taxpayers who are not active participants (and whose spouses are not active participants) in employer-provided retirement plans or who have adjusted gross income below a certain level; however, a married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed a certain maximum established in the Code) is not affected by the spouse’s active participant status. The Code also permits other individuals to make nondeductible IRA contributions up to certain specified amounts. In addition, individuals whose earnings (together with their spouse’s earnings) do not exceed a certain level may establish a Roth IRA; although contributions to this type of account are nondeductible, withdrawals from it generally is not taxable. The maximums, amounts, and limits referred to in this paragraph generally are adjusted for inflation annually.
If any investment held in an IRA is liquidated or, at our sole discretion, otherwise becomes unavailable as a permissible investment, the liquidation or other proceeds will be invested in accordance with your instructions.
Other Retirement Plans. Fund shares also may be used as the investment medium for qualified retirement plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships), nonqualified deferred compensation plans, and certain voluntary employee benefit association and post-retirement benefit plans. Contributions to these plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.
B.	Rights of Accumulation

Certain investors may qualify for the Class A sales charge reductions indicated in the sales charge schedule in the prospectus by combining purchases of Class A and Class C shares into a single "purchase," if the resulting purchase totals at least $25,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases that, in the aggregate, are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 purchasing Class A or Class C shares for his or their own account; (ii) a single purchase by a trustee or other fiduciary purchasing Class A or Class C shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by a "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of mutual fund shares at a discount. A "purchase" also may include Class A or Class C shares purchased at the same time through a single selected dealer of any other Carillon Mutual Fund that distributes its shares subject to a sales charge.
The applicable Class A shares initial sales charge will be based on the total of:

(i)	the investor’s current purchase;

(ii)
the NAV (at the close of business on the previous day) of (a) all Class A and Class C shares of the fund held by the investor and (b) all Class A and Class C shares of any other Carillon Mutual Fund held by the investor and purchased at a time when Class A shares of such other fund were distributed subject to a sales charge (including shares in a money market fund advised or offered by Carillon Tower acquired by exchange); and

(iii)	the NAV of all Class A and Class C shares described in paragraph (ii) owned by another shareholder eligible to combine his purchase with that of the investor into a single "purchase."

To qualify for a reduced sales charge on a purchase through a selected dealer, the investor or selected dealer must provide the fund’s transfer agent with sufficient information to verify that each purchase qualifies for the privilege or discount.
C.	Class A Letter of Intent

Investors may also obtain the reduced sales charges shown in the prospectus by means of a written Letter of Intent, which expresses the investor’s intention to invest not less than $25,000 within a period of 13 months in Class A shares of any fund managed by Carillon Tower. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. In addition, if you own Class A shares of any other Carillon Mutual Fund subject to a sales charge, you may include those shares in computing the amount necessary to qualify for a sales charge reduction. Shares purchased within 90 days of the date you sign the Letter of Intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.
The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 4.75% of such amount. Class A shares purchased with either the first 4.75% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A shares will be redeemed involuntarily to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released. The difference in sales charge will be used to purchase additional Class A shares of the fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. An investor may amend their Letter of Intent to increase the indicated dollar amount and begin a new 13-month period. In that case, all investments subsequent to the amendment will be made at the sales charge in effect for the higher amount. The escrow procedures discussed above will apply.
VII.	REDEEMING SHARES

The methods of redeeming shares are described in the section of the Prospectus entitled "How to Sell Your Investment."

A.	Receiving Payment

If a request for redemption is received by the fund in good order (as described below) before the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time) on a Business Day, the shares will be redeemed at the NAV per share determined as of 4:00 p.m. Eastern time, minus any applicable CDSC. Requests for redemption received by the fund after 4:00 p.m. Eastern time will be executed at the NAV determined as of 4:00 p.m. Eastern time on the next Business Day, minus any applicable CDSC. The fund reserves the right to accept and execute orders to redeem at such other time as designated by the fund if it accepts orders on days when the exchange is closed.
If shares of the fund are redeemed by a shareholder through a participating dealer or participating bank ("Financial Advisor") or Plan Administrator, the redemption is settled with the shareholder as an ordinary transaction (generally three business days after the order was received). Payment for shares redeemed normally will be made by the fund after settlement to Carillon Fund Distributors, Inc.®, the fund’s distributor ("Distributor" or "CFD"), or a Financial Adviser or a Plan Administrator on the next business day.
Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. Questions concerning the redemption of fund shares can be directed to the Distributor, a Financial Advisor, a Plan Administrator or to the fund.
For the fund to process a redemption request, it must be in "good order." Good order means that Carillon Tower has been provided sufficient information necessary to process the request as outlined in this statement of additional information, including:
•	The shareholder’s name,
•	The name of the fund,
•	The account number,
•	The share or dollar amount to be redeemed, and
•	The signatures of all registered shareholders with signature guarantees, if applicable.

Further, there must not be any restrictions applied to the account making the redemption request. Certain requests are subject to the transfer agent’s verification procedures before they are considered in good order. A request is not considered to be in "good order" by the fund until it meets these requirements.
The fund has the right to suspend redemption or postpone payment at times when the exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the Commission. In the case of any such suspension, the shareholder or Plan Administrator may either withdraw the request for redemption or receive payment based upon the NAV next determined, less any applicable CDSC, after the suspension is lifted. If a redemption check remains outstanding after six months, the fund reserves the right to redeposit those funds in any deposit account registered to the shareholder or Plan Administrator.

The Board may suspend the right of redemption or postpone payment for more than seven days at times (1) during which the NYSE is closed other than for the customary weekend and holiday closings, (2) during which trading on the NYSE is restricted as determined by the Commission, (3) during which an emergency exists as a result of which disposal by the fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the fund fairly to determine the value of its net assets or (4) for such other periods as the Commission may by order permit for the protection of the holders of a class of shares.
The Board is authorized by the Trust’s Agreement and Declaration of Trust dated May 5, 2017, to require any shareholder or group of shareholders to redeem shares for any reason, including if the share activity of an account or the ownership of shares by a particular shareholder is deemed by the Trustees either to affect adversely the Trust or any fund, or not to be in the best interests of the remaining shareholders of any fund or class of shares. Prior to making any such redemption, the fund will provide at least 60 days’ written notice to the affected shareholder(s). Unless the shares are redeemed at an earlier date, absent any unforeseen circumstances, the shares will be redeemed at the NAV per share of the fund determined as of the close of regular trading on the NYSE and the NASDAQ (typically 4:00 p.m. ET) on the redemption date.
B.	Telephone Transactions

Shareholders of Class A, C, and I may redeem shares by placing a telephone request to the fund. Shareholders of Class R-6 shares who purchased their shares through a Plan Administrator should call their Plan Administrator to redeem shares. The fund, Carillon Tower, the transfer agent, the Distributor and their trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. If the fund, Carillon Tower, the transfer agent, the Distributor and their trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for any such losses.
C.	Systematic Withdrawal Plan

Shareholders may elect to make systematic withdrawals from the fund account on a periodic basis. The amounts paid each period are obtained by redeeming sufficient shares from an account to provide the withdrawal amount specified. Should a CDSC apply, the liquidation will be the requested amount, less any applicable charges. The Systematic Withdrawal Plan currently is not available for shares held in an IRA, Section 403(b) annuity plan, defined contribution plan, simplified employee pension plan or other retirement plan, unless the shareholder establishes, to the fund’s satisfaction, that withdrawals from such an account may be made without imposition of a penalty. Shareholders may change the amount to be paid by contacting the fund and no charges shall apply.
Redemptions will be made at NAV determined as of the close of regular trading on the Exchange on a day of each month chosen by the shareholders or a day of the last month of each period chosen by the shareholders, whichever is applicable. Except as described in the Prospectus, systematic withdrawals may be subject to a CDSC. If the Exchange is not open for business on that day, the shares will be redeemed at NAV determined as of the close of regular trading on the Exchange on the following Business Day, minus any applicable CDSC for Class C shares. If a shareholder elects to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in the account should be reinvested automatically in fund shares. A shareholder may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving written notice to the fund. The fund, Carillon Tower, the transfer agent and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.
A withdrawal payment is treated as proceeds from a sale of shares rather than as a dividend or a capital gain distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of the original investment may be correspondingly reduced.
Ordinarily, a shareholder should not purchase additional shares of the fund, if maintaining a Systematic Withdrawal Plan of fund shares, because the shareholder may incur tax liabilities in connection with such purchases and withdrawals. The fund will not knowingly accept purchase orders from shareholders for additional shares if they maintain a Systematic Withdrawal Plan unless the purchase is equal to at least one year’s scheduled withdrawals. In addition, a shareholder who maintains such a Systematic Withdrawal Plan may not make periodic investments under the fund’s Automatic Investment Plan.
D.	Waiver of CDSC

The CDSC is currently waived for: (1) Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code; (2) any redemption resulting from a tax-free return of an excess contribution to a qualified employer retirement plan or an IRA; (3) any partial or complete redemption following death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder (including one who owns the shares as a "joint tenant" with their spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (4) any redemption of shares to make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan; and (5) any redemption of shares to close out shareholder accounts that do not comply with the minimum balance requirements.
E.	Redemptions-in-Kind

Although the fund intends to redeem shares in cash, the fund reserves the right to pay the redemption price in whole or in part by a distribution of other assets. However, the fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that fund’s NAV, whichever is less. In-kind redemptions are made in accordance with the fund’s in-kind redemption procedures. A redemption-in-kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio securities assumes the risk of a subsequent change in the market value of such securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

F.	Frequent Purchases and Redemptions of Fund Shares

"Market timing" typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Carillon Tower has no formal or informal arrangements to allow customers to frequently trade in the fund. Carillon Tower and its service providers monitor trading activity in the fund in order to detect and deter market timing activities. In some cases, such monitoring results in rejection of purchase or exchange orders. While there is no guarantee that all market timing will be detected, Carillon Tower has adopted a Market Timing Policy, described in the fund’s Prospectus, to deter such activity.
VIII.	EXCHANGE PRIVILEGE

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired, at their respective NAVs, as next determined following receipt by the fund whose shares are being exchanged of: (1) proper instructions and all necessary supporting documents or (2) a telephone request from Class A, C, or I shareholders, or from Plan Administrators, for such exchange in accordance with the procedures set forth in the Prospectus and below. Telephone requests for an exchange received by the fund before the close of regular trading on the NYSE will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day.
The fund reserves the right to: (1) reject any order to acquire its shares through exchange or otherwise, (2) restrict or (3) terminate the exchange privilege at any time. In addition, each Carillon Mutual Fund may terminate this exchange privilege upon 60 days’ notice.
IX.	DISCLOSURE OF PORTFOLIO HOLDINGS

The fund’s policy is to protect the confidentiality of information relating to portfolio holdings and to prevent the selective disclosure of non-public information. To this extent, neither the fund nor Carillon Tower will provide portfolio holdings information to any individual, investor, Plan Administrator or other person unless specifically authorized by the fund’s Chief Compliance Officer ("CCO") or as described below.
The fund’s top 20 portfolio holdings, excluding cash and cash equivalents, will be posted on the fund’s website no earlier than 5 business days after a calendar month’s end and the full portfolio holdings (security name and percentage of total net assets) will be posted and available upon request to the fund’s shareholders no earlier than 5 business days after a calendar quarter’s end. Note that in the event the fund has 20 or fewer holdings, the disclosure of the holdings at month-end will contain full holdings for that fund. In the event of a new fund, the disclosure of holdings may occur on the first day on which the new fund’s portfolio has been fully assembled, at the CCO’s discretion. In addition, the fund’s portfolio holdings as of the end of each fiscal quarter are reported on Form N-PORT and are reported on Form N-CSR for its semiannual and annual periods. See the Prospectus under "Account and Transaction Policies" for more information regarding public disclosure of the fund’s portfolio holdings.
The fund’s officers and certain Carillon Tower and subadviser employees have regular access to the fund’s portfolio holdings and must protect the confidentiality of the fund’s portfolio holdings. The CCO may approve access to the fund’s portfolio holdings by other persons in Carillon Tower for a limited period of time upon determining that the access is in the best interest of the fund’s shareholders. The Code of Ethics for Carillon Tower and the subadvisers, other than Tidal Investments LLC (“Tidal”), prohibits employees from revealing non-public information other than to: (1) persons whose responsibilities require knowledge of the information; (2) regulatory authorities who have appropriate jurisdiction with respect to such matters or (3) third parties who utilize such information for ratings or performance analysis. Tidal’s Code of Ethics generally requires that any personnel with knowledge of the fund’s portfolio holdings that has not yet been publicly disclosed is prohibited from disclosing such information to any other person, except as authorized in the course of their required duties of employment, until such information is made public pursuant to the fund’s portfolio holdings policy. All Carillon Tower and subadviser personnel must annually certify compliance with the relevant Code of Ethics.
The fund, Carillon Tower and the subadvisers are prohibited from entering into any arrangement to disclose the fund’s portfolio holdings for any type of consideration.
The CCO may provide an entity including the fund’s subadvisers and custodian ("Authorized Service Provider") with access to the fund’s portfolio holdings more frequently than is publicly available after the CCO’s determination that such access serves a legitimate business purpose, subject to restrictions on selective disclosure imposed by applicable law. An Authorized Service Provider may not receive portfolio holdings information unless it signs a confidentiality agreement.
Pursuant to arrangements with third-party vendors, Carillon Tower provides the fund’s portfolio holdings information to Asset Management Services, Inc., Refinitiv Financial Solutions, Morningstar, Bloomberg, S&P Global Ratings, Thompson Financial Services, Inc., ISS’ Securities Class Action Services, GainsKeeper, Vickers, and FactSet on a daily, monthly or quarterly basis subject to confidentiality agreements unless the information is publicly available. Public information received by third party vendors is available no earlier than 5 business days after calendar month or quarter end.
The CCO will assess each ad hoc request for access on a case-by-case basis. Each request and the CCO’s response will be documented in writing, provided to Carillon Tower’s compliance department for approval and posted on the fund’s website. The CCO will send a response to the person making an ad hoc request at least one day after it is posted on the fund’s website. All ad hoc disclosure requests will be reported to the fund’s Board at its next meeting.
In the event portfolio holdings disclosure made pursuant to the policy present a conflict of interest between the fund’s shareholders and Carillon Tower, a subadviser, the Distributor or any affiliated person of the fund, the disclosure will not be made unless a majority of the Independent Trustees (as defined below) or a majority of a board committee consisting solely of Independent Trustees approves such disclosure.
The CCO will make an annual report to the fund’s Board on the operation and effectiveness of the policy and any changes thereto. In addition, the Board will receive any interim reports that the CCO may deem appropriate.

X.	TAXES

General. The fund is treated as a separate corporation for federal tax purposes and intends to continue to qualify for favorable tax treatment as a "regulated investment company" under the Code ("RIC"). By so qualifying, the fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.
To continue to qualify for treatment as a RIC, the fund must distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and 90% of its net exempt interest income ("Distribution Requirement") and must meet several additional requirements. With respect to the fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in stock, securities or those currencies and net income derived from interests in qualified publicly traded partnerships ("Income Requirement"); and (2) at the close of each quarter of the fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (b) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than Government securities or the securities of other RICs) of any one issuer or of two or more issuers the fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trade or business or the securities of one or more qualified publicly traded partnerships (each, a "Diversification Requirement").
If the fund failed to qualify for treatment as a RIC for any taxable year — either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income Requirement and both Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure "is due to reasonable cause and not due to willful neglect" and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. Additionally, the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the fund’s earnings and profits, taxable as ordinary income (except that, for individual and certain other non-corporate shareholders (each, a "non-corporate shareholder"), all or part of those dividends may be Qualified Dividend Income (defined below)). In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.
The fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Disposition of Fund Shares and Distributions. A redemption of fund shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the redeemed shares (which normally includes any sales charge paid on Class A shares). An exchange of shares of any fund for shares of another Carillon Mutual Fund generally will have similar tax consequences. However, special rules apply when a shareholder disposes of Class A shares of the fund through a redemption or exchange and, by January 31 of the calendar year following the year of that disposition, acquires Class A shares of that fund or of another Carillon Mutual Fund without paying a sales charge due to the 90-day reinstatement or exchange privileges. In those cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the basis in the shares subsequently acquired. In addition, if shares of the fund are purchased (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other shares of that fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares. Any capital gain a non-corporate shareholder recognizes on a redemption or exchange of his or her fund shares that have been held for more than one year will qualify for maximum federal income tax rates of 15% for a single shareholder with taxable income not exceeding $533,400 ($600,050 for married shareholders filing jointly) and 20% for non-corporate shareholders with taxable income exceeding those respective amounts, which are effective for 2025 and will be adjusted for inflation annually.
If shares of the fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.
Dividends and other distributions the fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the fund and received by those shareholders on December 31 of that year if the fund pays them during the following January. Accordingly, those distributions will be taxed to those shareholders for the taxable year in which that December 31 falls.
Dividends from the fund’s investment company taxable income, whether received in cash or reinvested in additional fund shares, are generally taxable to its shareholders as ordinary income, to the extent of its earnings and profits. A portion of those dividends, however, attributable to the aggregate dividends the fund receives from most domestic corporations and certain foreign corporations, or all of those dividends if that aggregate is at least 95% of its gross income (as specially computed) for the taxable year ("Qualified Dividend Income"), may be eligible to be taxed at the 15% / 20% maximum federal income tax rates for non-corporate shareholders mentioned above. In addition, the availability of those rates is subject to satisfaction by the fund, and by the shareholder with respect to the fund shares on which the dividends are paid, of certain holding period and other restrictions. A portion of the fund’s dividends – not exceeding the aggregate dividends it receives from domestic corporations only – also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions. Distributions of the fund’s net capital gain are taxable to its shareholders as long-term capital gains, whether received in cash or reinvested in additional fund shares and regardless of the length of time the shares have been held. A distribution of an amount in excess of the fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income.
The fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.
For federal income tax purposes, net capital losses incurred by the fund in a particular taxable year can be carried forward to offset net capital gains in any subsequent year until such loss carry forwards have been fully used, and such capital losses carried forward will retain their character as either short-term or long-term capital losses. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the fund and would not be distributed as such to shareholders.
Shareholders receive from the fund federal income tax information regarding dividends and other distributions after the end of each year.
Basis Election and Reporting. A shareholder’s basis in shares of the fund that he or she acquired or acquires after December 31, 2011 ("Covered Shares"), will be determined in accordance with the fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The method the fund shareholder elects (or the default method) may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from redemptions of fund shares, the fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
Income from Foreign Securities. Dividends and interest the fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The fund may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC and of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be treated as Qualified Dividend Income.
If the fund invests in a PFIC and is able to and elects to treat the PFIC as a qualified electing fund ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -which the fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -even if the fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
The fund may elect to mark-to-market its stock in any PFIC in which event it likely would be required to distribute to its shareholders any mark-to-market gains to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. "Marking-to-market," in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over the fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years under the election. The fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, the fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and a foreign corporation may become a PFIC after the fund acquires shares therein. While the fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that it will be able to do so; and the fund reserves the right to make such investments as a matter of its investment policy.
Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of a foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time the fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss.

These gains or losses will increase or decrease the amount of the fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.
Original Issue Discount and Pay-in-Kind Securities. The fund may acquire zero coupon, step coupon or other securities issued with original issue discount ("OID"). As a holder of those securities, such the fund must include in its income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, each such fund must include in its gross income each taxable year the securities it receives as "interest" on pay-in-kind securities during the year. Because the fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and/or net capital gain.
REITs. The fund may invest in REITs. The fund’s investment in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings and profits. If the fund distributes the excess, that distribution could constitute a "return of capital" (i.e., a non-taxable reduction in each shareholder’s basis in his or her fund shares, with any amount exceeding that reduction taxed to the shareholder as capital gain) to the fund’s shareholders for federal income tax purposes. Dividends the fund receives from a REIT generally will not constitute Qualified Dividend Income. The fund distribution to foreign shareholders may be subject to certain federal withholding and other requirements if the distribution is related to a distribution the fund receives from a REIT that is attributable to a sale of U.S. real property interests.
After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or return of capital) of one or more of the distributions they have made during that year, which would result at that time in the fund’s also having to re-categorize some of the distributions it made to its shareholders. These changes would be reflected in the annual Forms 1099 sent to shareholders, together with other tax information. Those forms generally will be distributed to shareholders in February of each year, although the fund may, in one or more years, request from the IRS an extension of time to distribute those forms to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to each shareholder on a single form (rather than having to send them amended forms).
Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Code generally allows non-corporate persons a deduction for 20% of "qualified REIT dividends." Regulations allow a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. As a result, a shareholder in the fund that invests in REITs will be able to receive the benefit of the 20% deduction with respect to the fund’s dividends that are based on REIT dividends received by the fund.
The fund may invest in REITs that (1) hold residual interests in "real estate mortgage investment conduits" ("REMICs") or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools ("TMPs") or have a qualified REIT subsidiary that is a TMP. A part of the net income allocable to REMIC residual interest holders may be an "excess inclusion." The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury and the IRS issued a notice in 2006 ("Notice") announcing that, pending the issuance of further guidance (which has not yet been issued), the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.
The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a "reasonable method," (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not "disqualified organizations" (i.e., governmental units and tax-exempt entities that are not subject to tax on their "unrelated business taxable income" ("UBTI")) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes UBTI to them.
A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting "that are nominees" for "that are not ‘disqualified organizations’" in clause (3) and inserting "record" after "its" in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. The fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.
Foreign Account Tax Compliance Act ("FATCA"). Under FATCA, "foreign financial institutions" ("FFIs") and "non-financial foreign entities" ("NFFEs") that are fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends the fund pays. Proposed regulations (effective while pending) eliminate the withholding tax with respect to capital gain distributions and the proceeds of redemptions of fund shares that was scheduled to go into effect in 2019. The FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S. owners.
An FFI can avoid FATCA withholding by becoming a "participating FFI," which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, aparticipating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

The U.S. Treasury has negotiated intergovernmental agreements ("IGAs") with certain countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from the fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the fund or other applicable withholding agent, which may, in turn, report information to the IRS.
Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the fund.
* * *
The foregoing is only a general summary of some of the important federal tax considerations generally affecting the fund and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the fund’s activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding the treatment of an investment in the fund under state and local tax laws, which may differ from the federal tax treatment described above.
XI.	SHAREHOLDER INFORMATION

Each share of the fund gives the shareholder one vote in matters submitted to shareholders for a vote. Each class of shares of the fund has equal voting rights, except that, in matters affecting only a particular class or series, only shares of that class or series are entitled to vote. As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust’s or the fund’s operation and for the election of Trustees under certain circumstances. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 25% of the Trust’s outstanding shares.

XII.	FUND INFORMATION

A.	Management of the Fund

Board of Trustees. The fund is governed by the Board of Trustees ("Board"). The Board is responsible for and oversees the overall management and operations of the Trust and the fund, which includes the general oversight and review of the fund’s investment activities, in accordance with federal law and applicable state law, as well as the stated policies of the fund. The Board oversees the fund’s officers and service providers, including Carillon Tower, which is responsible for the management of the day-to-day operations of the fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including Carillon Tower personnel, and the fund’s Chief Compliance Officer, who reports regularly to the Board. The Board also is assisted by the fund’s independent auditor (who reports directly to the fund’s Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.
Risk Oversight
Consistent with its responsibility for oversight of the Trust and the fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the fund. Carillon Tower, as part of its responsibilities for the day-to-day operations of the fund, is responsible for day-to-day risk management for the fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the fund.
In general, the fund’s risks include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the fund. In addition, under the general oversight of the Board, Carillon Tower, the fund’s subadvisers and other service providers to the fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the fund. Different processes, procedures and controls are employed with respect to different types of risks. Further, Carillon Tower oversees and regularly monitors the investments, operations and compliance of the fund’s subadvisers.
The Board also oversees risk management for the Trust and the fund through review of regular reports, presentations and other information from officers of the fund and other persons. The fund’s CCO and senior officers of Carillon Tower regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Carillon Tower and the fund’s subadvisers with respect to the fund’s investments. In addition to regular reports from Carillon Tower, the Board also receives reports regarding other service providers to the fund, either directly or through Carillon Tower or the fund’s CCO, on a periodic or regular basis. At least annually, the Board receives a report from the fund’s CCO regarding the effectiveness of the fund’s compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Carillon Tower, the fund’s subadvisers, and the fund’s principal underwriter in connection with the Board’s consideration of the renewal of: (1) the Trust’s agreements with Carillon Tower and the fund’s subadvisers; (2) the Trust’s agreements with CFD; and (3) the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

The Trust’s Treasurer and Principal Financial Officer also reports regularly to the Audit Committee on fund valuation matters. In addition, the Audit Committee receives regular reports from the fund’s independent registered public accounting firm on internal control and financial reporting matters. On an annual basis, the Independent Trustees meet with the fund’s CCO to discuss matters relating to the fund’s compliance program.
Not all risks that may affect the fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of Carillon Tower, the fund, the subadvisers or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) in seeking to achieve the fund’s goals. As a result of the foregoing and other factors, the Board’s ability to manage risk is subject to substantial limitations.
Board Structure and Related Matters
Board members who are not "interested persons" of the fund as defined in Section 2(a)(19) of the 1940 Act ("Independent Trustees") constitute at least three-quarters of the Board. In addition, the Chair of the Board is an Independent Trustee. The Chair presides at all meetings of the Board and acts as a liaison with officers, attorneys, and other Trustees between meetings. The Board believes that its leadership structure, including having an Independent Trustee as Chair, allows for effective communication between the Trustees and fund management and enhances the independent oversight of the fund.
The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees. The Board has established four standing committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee: the Audit Committee, the Compliance Committee, the Nominating Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee is responsible for specific matters related to oversight of the fund’s independent auditors, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.
The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Trustees, Independent Board Chair and Board committees, is appropriate for the fund in light of, among other factors, the asset size and nature of the fund, the number of funds overseen by the Board, the arrangements for the conduct of the fund’s operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds in the complex.
The Board holds four regularly scheduled in-person meetings each year. During a portion of each in-person meeting, the Independent Trustees meet outside of the presence of management and any Interested Trustees. The Independent Trustees may hold special meetings, as needed, either in person or by telephone. The Board held four regular meetings during the most recent fiscal year. In addition, the Board held special meetings virtually following meetings of the Nominating Committee four times during the last fiscal year.  The Trust does not hold annual shareholder meetings and, therefore, does not have a policy with respect to Trustees’ attendance at such meeting.
The Trustees are identified in the tables below, which provide information as to their principal business occupations held during the last five years and certain other information.
Background of Trustees and Officers. The following is a list of the Trustees of the Trust with their principal occupations and present positions held during at least the last five years, including any affiliation with Carillon Tower, a principal underwriter or Raymond James Financial (“RJF”), the parent company of Carillon Tower, the length of service to the Trust, and the position, if any, they hold on the board of directors/trustees of companies other than the Trust. The address of each Trustee is 880 Carillon Parkway, St. Petersburg, FL 33716, and shareholders may contact them directly, individually or collectively as a Board, at such address.
Trustees
Name, Birth Year and Position, Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex(b)	Other Directorships held by Trustee
John Carter (1961) Trustee since 2017 (Carillon Series Trust) Trustee from 2016 to 2017 (Eagle Series Trust)	Founder and President, Carter Legal, PLLC, since 2025; Special Counsel, Osprey Law Firm, PA 2015-2025; Founder, Global Recruiters of St. Petersburg 2012 - 2015; President and Chief Executive Officer, Transamerica Asset Management 2006 - 2012; Chairman, Board Member, Transamerica Partners Portfolios, Transamerica Partners Funds Group, Transamerica Partners Funds Group II and Transamerica Asset Allocation Variable Funds 2007 - 2012	19	Trustee, RiverNorth Funds since 2013 (11 funds)
Liana Marante (1963) Trustee since 2017 (Carillon Series Trust) Trustee from 2014 to 2017 (Eagle Series Trust)	Managing Member, Bay Consulting Partners, LLC since 2010	19	N/A

Deborah L. Talbot, PhD (1950) Chair of the Board of Trustees since 2018, Trustee since 2017 (Carillon Series Trust) Trustee from 2002 to 2017 (Eagle Series Trust)	Independent Consultant, since 1996; Principal, Lazure Enterprises, 2013 - 2019; Deans’ Advisory Board, College of Arts and Sciences, University of Memphis since 2002	19	N/A

Trustees:
Name, Birth Year and Position, Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex(b)	Other Directorships held by Trustee
Jerry A. Webman, PhD, CFA® (1949) Trustee since 2018 (Carillon Series Trust) (c)	Chief Economist, OppenheimerFunds 2006-2016; Senior Investment Officer, Director of Fixed Income, OppenheimerFunds 1996 - 2009	19
Board of Trustees since 2010, New Jersey Law and Education Empowerment Project (NJ LEEP);
Trustee and Investment Committee Member since 2015, Board Treasurer and Finance Committee Chair since 2022, Community Service Society;
President, Board of Managers, 275 W. 10th St. Condominium since 2018

(a)
Trustees serve for life or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire no later than at the end of the meeting which occurs immediately after his or her 76th birthday, subject to any extension of this policy granted by the Board.  Accordingly, Dr. Talbot is expected to retire from the Board following the November 2026 Board meeting.

(b)	"Fund Complex" is comprised of registered investment companies for which Carillon Tower serves as investment adviser.
(c)	Dr. Webman is expected to retire from the Board immediately following the meetings on May 20-21, 2026.
In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
John Carter: Mr. Carter has extensive experience in the investment management business, including as president, chief executive officer and general counsel of a global asset management firm and service as a chairman of the board of registered investment companies and multiple years of service as a Trustee.
Liana Marante: Ms. Marante has extensive financial and organizational management experience, including as founder of a private consulting business, president and CEO of a private company, partner in a public accounting firm, director of numerous private companies and multiple years of service as Board member of the Florida Prepaid College Board and as a Trustee.
Deborah L. Talbot, PhD: Dr. Talbot has extensive financial and organizational management experience, including service as an executive of a global financial services firm, service on the advisory boards of one private university and one public university, director of community development organizations and multiple years of service as a Trustee.
Jerry A. Webman, PhD: Dr. Webman has extensive financial and organizational management experience, including service as a portfolio manager, director of fixed income and chief economist of an asset management firm and as a board and investment committee member of several philanthropic organizations.
Board Committees
The Board has an Audit Committee, consisting of Ms. Marante, Dr. Talbot and Dr. Webman, each of whom is an Independent Trustee. Ms. Marante serves as Chair of the Audit Committee and is the fund’s designated Audit Committee Financial Expert. All members of the Audit Committee are Independent Trustees and, with respect to the fund, independent under the applicable rule of the exchange on which the fund is listed. The primary responsibilities of the Audit Committee, as set forth in its charter, are to oversee and monitor the following activities on behalf of the Trust:  (1) the accounting and financial reporting policies and practices of the Trust; (2) the internal audit activities to the extent that they affect financial reporting; (3) the internal controls and procedures of service providers to the Trust to the extent that the Audit Committee deems appropriate; (4) the integrity, quality and objectivity of the financial statements of the Trust and the independent audit of those statements; (5) the independent auditors of the Trust, including their qualifications, independence and performance; (6) the process for reviewing the integrity and soundness of the Trust’s internal controls relating to financial reporting; (7) compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal controls relating to financial reporting and independent audits of the Trust’s financial statements; and (8) such other matters as the Board reasonably shall assign to the Audit Committee from time to time.. The Audit Committee met four times during the last fiscal year.
The Board also has a Compliance Committee, consisting of Mr. Carter and Dr. Talbot, each of whom is an Independent Trustee. Mr. Carter serves as Chairperson of the Compliance Committee. The primary responsibilities of the Compliance Committee are: to oversee the fund’s compliance with all regulatory obligations arising under the applicable federal securities law, rules and regulations and oversee management’s implementation and enforcement of the fund’s compliance policies and procedures. The Compliance Committee met four times during the last fiscal year.
The Board also has a Nominating Committee, consisting of Mr. Carter, Ms. Marante, Dr. Talbot and Dr. Webman, each of whom is an Independent Trustee and, with respect to the fund, independent under the applicable rule of the exchange on which the fund is listed. The Nominating Committee’s primary responsibilities, as set forth in its charter, are to: (1) identify and recommend for nomination candidates to serve as Trustees who are Independent Trustees; and (2) evaluate and make recommendations to the full Board regarding potential Board candidates who are Interested Trustees. In determining potential candidates’ qualifications for Board membership, the Nominating Committee considers all factors it determines to be relevant to fulfilling the role of being a member of the Board. The Nominating Committee considers potential candidates for nomination identified by one or more shareholders of the fund. Shareholders can submit recommendations in writing to the attention of the Chair of the Nominating Committee at the address set forth above. In order to be considered by the Nominating Committee, any shareholder recommendation must include certain information, such as the candidate’s business, professional or other relevant experience and areas of expertise, current business and home addresses and contact information, other board positions or prior experience and any knowledge and experience relating to investment companies and investment company governance. Successful candidates must meet several other criteria as set forth in the Nominating Committee charter. The Nominating Committee met six times during the last fiscal year.
The Board also has a Qualified Legal Compliance Committee, consisting of Mr. Carter, Ms. Marante, Dr. Talbot and Dr. Webman, each of whom is an Independent Trustee. The primary responsibilities of the Qualified Legal Compliance Committee, as set forth in its charter, are to:  (1) receive, review and take appropriate action with respect to any report made or referred to the Qualified Legal Compliance Committee by an attorney of evidence of a material violation of applicable international or U.S. federal or state securities law, material breach of a fiduciary duty under international or U.S. federal or state law; or a similar material violation by the Trust or by any officer, director, employee, or agent of the Trust; (2) otherwise fulfill the responsibilities of a qualified legal compliance committee pursuant to Section 307 of the Sarbanes-Oxley Act of 2022 and the rules promulgated thereunder; and (3) perform such other duties as may be assigned to it, from time to time, by the Board. The Qualified Legal Compliance Committee meets as necessary, and did not meet during the last fiscal year.
The following table shows the amount of equity securities in the fund owned by the Trustees as of December 31, 2025:

Dollar Range of Equity Securities Owned:
	John Carter	Liana Marante	Deborah L. Talbot	Jerry Webman
Capital Appreciation	$10,001-$50,000	Over $100,000	Over $100,000	None
Aggregate Dollar Range of Securities in the Trust	Over $100,000	Over $100,000	Over $100,000	Over $100,000
The Trustees and officers of the Trust, as a group, own less than 1% of each class of the fund’s shares outstanding. The Trust’s Agreement and Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. In addition, Delaware law provides that a trustee or other person managing the Trust shall not be personally liable to any person other than the trust or a shareholder for any act, omission or obligation of the Trust or any trustee thereof.
Effective January 1, 2026, each Independent Trustee of the Trust who is not an employee of Carillon Tower or its affiliates receives an annual retainer of $127,000 and an additional fee of $8,000 for each combined quarterly meeting of the Trust attended in-person, and 25% of this fee for each combined quarterly meeting of the Trust attended via telephone. For this purpose, the Board considers attendance at regular meetings held by videoconference when in-person meetings are not feasible to constitute in-person attendance at a Board meeting. In addition, each Audit Committee and Compliance Committee member receives $2,000 per meeting (in person or telephonic). The Independent Chair receives an annual retainer of $35,000, the Audit Committee Chairperson receives an annual retainer of $20,000, and the Compliance Committee Chairperson receives an annual retainer of $20,000. Trustees’ fees and expenses are paid by each fund based on its average net assets. Because Carillon Tower and other unaffiliated service providers perform substantially all of the services necessary for the operation of the Trust, the Trust requires no employees. No officer, director or employee of Carillon Tower receives any compensation from the Trust for acting as a director or officer. The following table shows the compensation earned by each Trustee during the period January 1, 2025, to December 31, 2025.
Total Compensation from the Carillon Series Trust Paid to Trustees(a)

Trustee Name	Aggregate Compensation from the Trust/Fund Complex (b)
John Carter	$175,000
Liana Marante	$175,000
Krishna K. Memani(c)	$116,250
Deborah L. Talbot	$190,000
Jerry A. Webman	$155,000
(a) No compensation was paid to the Trustees for attendance at meetings of the Nominating Committee and Board held in connection with the identification and nomination of the Nominees.

(b) “Fund Complex” is comprised of registered investment companies for which Carillon Tower serves as investment adviser.
(c) Mr. Memani received compensation from the Trust up to his resignation from the Board on September 6, 2025.
No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of any of the Trust’s expenses.
The following is a list of the Officers of the Trust with their principal occupations and present positions, including any affiliation with Carillon Tower, a principal underwriter or RJF.  The address of each Officer is 880 Carillon Parkway, St. Petersburg, FL 33716, and shareholders may contact them directly at such address.
Office
Name, Birth Year and Position, Term of Office(a) and Length of Time Served
Susan L. Walzer (1967)
President since March 2021 (Carillon Series Trust)
Principal Executive Officer since 2017 (Carillon Series Trust)
Principal Executive Officer from 2011 to 2017 (Eagle Family of Funds)

Director of Carillon Tower (also d/b/a Raymond James Investment Management), since 2019; Director of Carillon Fund Services, Inc., 2019-2020; Director of Chartwell Investment Partners, since 2022; Director of Carillon Fund Distributors, Inc.®, since 2019; Director of Scout Investments, Inc., since 2019; Senior Vice President of Fund Administration, Carillon Tower (also d/b/a/ Raymond James Investment Management), since 2018.

Carolyn K. Gill (1978) Principal Financial Officer and Treasurer since 2017 (Carillon Series Trust) Principal Financial Officer and Treasurer from 2011 to 2017 (Eagle Family of Funds)	Vice President of Fund Administration, Carillon Tower (also d/b/a Raymond James Investment Management), since 2018.
Javier Alvarez (1984) Chief Compliance Officer and Secretary since 2025 (Carillon Series Trust)
Vice President of Compliance, RJF, since 2022; Chief Compliance Officer, Eagle Asset Management, Inc., since 2022; Chief Compliance Officer, ClariVest Asset Management LLC, since 2024; Director of Compliance, Carillon Tower (also d/b/a Raymond James Investment Management), 2018-2022; Registered Representative, Carillon Fund Distributors, Inc., since 2018; Registered Representative, Raymond James & Associates, Inc., since 2022.

(a) Officers each serve one year terms.
B.	Control Persons and Principal Holders of Securities

Control Persons are those beneficial owners who may have the power to exercise a controlling influence over the management or policies of a company as a result of their ownership of more than 25% of the voting securities of the company. Listed below are shareholders who owned of record 5% or more of the outstanding shares of a class of the fund as of [  ], 2026.
Capital Appreciation
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-6 Shares
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
C.	Proxy Voting Policies and Procedures

The Board has adopted Proxy Voting Policies and Procedures ("Proxy Policies") wherein the Trust has delegated to Carillon Tower, and Carillon Tower has delegated to its Head of Sustainable Investing and Corporate Responsibility, who is the Chair of its Stewardship Committee, the responsibility for voting proxies relating to portfolio securities held by the fund in accordance with the Carillon Tower Adviser Proxy Voting Guidelines ("Proxy Guidelines") as part of its investment advisory services, subject to the supervision and oversight of Carillon Tower. All such proxy voting duties shall be subject to the Board’s continuing oversight. Notwithstanding this delegation of responsibilities, however, the fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the fund and its shareholders, taking into account the long-term economic value of the fund’s portfolio securities.
Proxy Voting Services. RJIM has engaged an independent proxy voting service to assist in the voting of proxies. Such service would be responsible for coordinating with the Fund’s custodian to ensure that all applicable proxy materials received by the custodian are processed in a timely fashion. The Committee Chair is responsible for overseeing and conducting due diligence on proxy voting service providers. The proxy voting service also provides advice on how to vote proxies, the Committee members are responsible for determining whether such advice is consistent with the Proxy Guidelines and ensuring that any additional information that may become available regarding a proxy proposal subsequent to receiving the proxy service’s advice is considered in making a voting determination.
Carillon Tower Adviser Proxy Voting Guidelines. The Stewardship Committee is the main body responsible for proxy voting and includes representatives from each subadviser as well as Fund’s Chief Compliance Officer ("CCO"). Proxy voting issues are evaluated by the Committee Chair and members representing the Fund’s subadviser for which proxies are being voted. Through this process, proxies will be voted in accordance with Proxy Guidelines. Every reasonable effort shall be made to vote proxies. However, RJIM is not required to vote a proxy if it is not practicable to do so or if the potential costs or restrictions involved with voting a proxy outweigh the potential benefits to the fund. On the occasion where Committee member(s) may recommend a vote contrary to the Proxy Guidelines, the Committee Chair must document the rationale behind the recommendation to vote contrary to the Proxy Guidelines.

Conflicts of Interest. The Proxy Policies also address procedures to be used when there is a conflict of interest between the interests of its respective fund shareholders and those of Carillon Tower, a sub-adviser, the fund’s principal underwriter or other affiliated persons of the fund. Upon the discovery of a conflict of interest, the Chair of the Stewardship Committee will consult with the fund’s CCO to determine a resolution and, after such consultation, the Chair of the Stewardship Committee will document the issue, including how and why the proxy was voted in a particular manner. In addition, Carillon Tower will provide a quarterly report to the Board that includes information as to how each conflict was resolved.
More Information. Information regarding how proxies for the Carillon Family of Funds were voted during the most recent twelve-month period ended June 30 is available without charge, upon request by calling toll-free, 800.421.4184, visiting our website, rjinvestmentmanagement.com, or by accessing the Trust’s most recently filed report on Form N-PX on the Commission’s website at HYPERLINK "http://www.sec.gov/"www.sec.gov.
D.	Investment Adviser and Administrator; Subadvisers

Carillon Tower serves as the investment adviser and administrator for the fund. Carillon Tower was organized as a Florida corporation in 2014. All the capital stock of Carillon Tower is owned by RJF. RJF is a diversified financial services holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities brokerage, limited partnerships, options, investment banking, asset management and related fields.
With respect to the fund, Carillon Tower is responsible for managing the fund’s investment and noninvestment affairs, subject to the direction of the fund’s Board. The Trust, on behalf of each of its series, has entered into an Investment Advisory Agreement with Carillon Tower. Under the Investment Advisory Agreement, Carillon Tower provides a continuous investment program for the fund and determines what securities and other investments will be purchased, retained, sold or loaned by the fund and what portion of such assets will be invested or held uninvested as cash. Carillon Tower also is responsible for effecting transactions for the fund and selecting brokers or dealers to execute such transactions for the fund. Carillon Tower may delegate these duties subject to Board approval, and if required by the 1940 Act, shareholder approval.
Under separate Subadvisory Agreements (collectively the "Subadvisory Agreements"), subject to the direction of Carillon Tower and the Trust’s Board, the following firms provide investment advice and portfolio management services to the fund, as noted, for a fee payable by Carillon Tower:
Subadviser	Fund
ClariVest Asset Management LLC ("ClariVest")	Capital Appreciation
Tidal Investments LLC (“Tidal”)	Capital Appreciation

ClariVest is a wholly-owned subsidiary of Eagle. Eagle is a wholly-owned subsidiary of Carillon Tower.
The Advisory Agreement and the Subadvisory Agreements were approved by the Board (including all of the Trustees who are not "interested persons" of Carillon Tower or a subadviser, as defined under the 1940 Act) and by the shareholders of the fund in compliance with the 1940 Act. Each Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of Carillon Tower, a subadviser or the Trust, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of the fund.
The Advisory and Subadvisory Agreements automatically terminate on assignment, and each is terminable on not more than 60 days written notice by the Trust to either party. In addition, the Advisory Agreement may be terminated on not less than 60 days written notice by Carillon Tower, as applicable, to the fund and the Subadvisory Agreements may be terminated on not less than 60 days written notice by Carillon Tower as applicable, or 90 days written notice by a subadviser. Under the terms of the Advisory Agreement, Carillon Tower automatically becomes responsible for the obligations of a subadviser upon termination of the Subadvisory Agreements. In the event Carillon Tower ceases to be the investment adviser of the fund or the Distributor ceases to be principal distributor of shares of the fund, the right of the fund to use the identifying name of "Carillon" may be withdrawn.
Carillon Tower and a subadviser shall not be liable to any fund or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon them by their agreements with the fund or for any losses that may be sustained in the purchase, holding or sale of any security.
All of the officers of the fund are officers or directors of Carillon Tower or its affiliates. These relationships are described under "Management of the fund."
Advisory Fees.
The following table shows the aggregate investment advisory fees paid to Carillon Tower and subadvisory fees paid by Carillon Tower to ClariVest, as both a dollar amount and a percentage of net assets, for the periods indicated. For the period from November 1, 2023 through December 31, 2023, the fees paid as a percentage of net assets have not been annualized. For the fund, the advisory and subadvisory fee rate schedules are the same. Tidal began serving as subadviser on [  ], 2026.  Accordingly, the disclosure below does not reflect any subadvisory fees paid by Carillon Tower to Tidal.

		Aggregate Investment Advisory and Subadvisory fees paid:
Fund		01/01/25-12/31/25	01/01/24-12/31/24	11/01/23-12/31/23 (not annualized)	11/01/22-10/31/23
Capital Appreciation	Gross Advisory	$2,758,229	$2,751,842	$395,197	$2,169,214
		0.50%	0.60%	0.10%	0.60%
	(Waived)/Recovered	($167,881)	($578,941)	($152,647)	($674,911)
		-0.03%	–0.13%	–0.04%	–0.19%
	Net Advisory	$2,590,348	$2,172,901	$242,550	$1,494,303
		0.47%	0.47%	0.06%	0.41%

Carillon Tower has entered into an administration agreement with the Trust, on behalf of the fund. Under the administration agreement, Carillon Tower provides to the fund and its respective classes certain administrative and clerical services deemed necessary or advisable for the operation of the fund and its classes. Carillon Tower pays all salaries, fees and expenses of Officers and Trustees of the fund who are affiliated with Carillon Tower. Carillon Tower pays the salary, fees and expenses of the fund’s Chief Compliance Officer. Further, Carillon Tower oversees the activities of the subadvisers, custodian, distributor, transfer agent and other service providers. Carillon Tower also provides office facilities, equipment, and personnel, prepares required regulatory filings, prepares Board materials and coordinates mailing of Prospectuses, notices, proxy statements and other shareholder or investor communications. The fees under the administration agreement are equal to 0.10% of the average daily net assets of all share classes. Carillon Tower has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Global Fund
Services"). Under the sub-administration agreement, Global Fund Services provides the fund certain financial reporting and tax services.
The following table shows the administrative fees paid to Carillon Tower by the fund indicated in the table for the periods indicated.
		Administrative fees paid:
Fund		01/01/25-12/31/25	01/01/24-12/31/24	11/01/23-12/31/23	11/01/22-10/31/23
Capital Appreciation	Gross Admin	$520,573	$458,640	$65,866	$361,534
	(Waived)/Recovered	$0	$0	$0	$0
	Net Admin	$520,573	$458,640	$65,866	$361,534

For the fund, the advisory fee schedule paid to Carillon and the subadvisory fee rate schedule paid to ClariVest are the same. The fund’s current aggregate advisory and subadvisory fees are as follows. Certain of these fee rates may have decreased from the fee rates in effect during the prior fiscal year:

Fund	Average daily net assets	Rate charged
Capital Appreciation	$0 to $1 billion	0.50%
	Over $1 billion	0.45%
The subadvisory fee rate paid to Tidal by Carillon Tower is 0.02% on all assets.
Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund. The expense limitations exclude interest, taxes, brokerage commissions, costs related to investments in other investment companies (acquired fund fees and expenses), dividend and interests costs, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the fund’s Board of Trustees, which may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement. The following table summarizes the expense caps in effect through April 30, 2027.
Fund	Class A	Class C	Class I	Class R6
Capital Appreciation	1.05%	1.80%	0.75%	0.65%
The amount of the subadvisory fee paid by Carillon to ClariVest is reduced by the amount of the fees waived and/or expenses reimbursed by Carillon Tower with respect to the fund, and Carillon provides to ClariVest any recoupment that Carillon receives from the fund. Carillon Tower also may receive payments from certain of the fund’s subadvisers for certain marketing and related expenses.
Class-Specific Expenses. The fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of the fund’s shares to which those expenses are attributable.
Securities Lending. U.S. Bank, N.A. (USB) serves as securities lending agent for the fund and, in that role, administers the fund’s securities lending program pursuant to the terms of a securities lending agreement entered into between the Trust, on behalf of the fund, and USB ("Securities Lending Agreement").
As securities lending agent, USB is responsible for the implementation and administration of the fund’s securities lending program. USB’s responsibilities include: (1) lending available securities to approved borrowers; (2) continually monitoring the creditworthiness of approved borrowers and potential borrowers; (3) determining whether a loan shall be made and negotiating the terms and conditions of the loan with the borrower, provided that such terms and conditions are consistent with the terms and conditions of the Securities Lending Agreement; (4) receiving and holding, on the fund’s behalf, or transferring to the fund account, upon instruction by the fund, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities; (5) marking loaned securities and collateral to their market value each business day; (6) obtaining additional collateral, as needed, to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement; (7) returning the collateral to the borrower, at the termination of the loan, upon the return of the loaned securities; (8) investing cash collateral in permitted investments; and (9) establishing and maintaining records related to the fund’s securities lending activities. Additionally, USB has indemnified the fund for borrower default as it relates to the securities lending program administered by USB.
USB is compensated for the above-described services from its securities lending revenue split, as provided in the Securities Lending Agreement. The table below shows the income each indicated fund earned and the fees and compensation it paid to service providers (including fees paid to USB as securities lending agent) in connection with its securities lending activities during its fiscal year ended December 31, 2025.
Capital Appreciation
Gross income earned by the fund from securities lending activities	$407
Fees paid to securities lending agent from a revenue split	$(3)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(14)
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$(369)
Other fees not included in revenue split	$0
Aggregate fees/compensation paid by the fund for securities lending activities	$(385)
Net income from securities lending activities	$22
E.	Portfolio Managers

Carillon Tower does not employ any portfolio managers for the fund. For each of the fund, Carillon Tower has delegated the responsibility for portfolio management to a subadviser. The subadvisers have provided information regarding their respective portfolio managers:
1. ClariVest (Capital Appreciation)
ClariVest has adopted policies regarding material conflicts of interest and portfolio manager compensation. Specific information regarding the portfolio managers’ compensation follows. This information is provided as of December 31, 2025.
Material Conflicts of Interest: Because portfolio managers manage accounts for multiple clients, conflicts of interest may arise in connection with the portfolio managers’ management of the fund on the one hand and accounts for other clients on the other hand. For example, a portfolio manager may have conflicts of interest in allocating time, resources and investment opportunities among the fund and the other client accounts that he or she manages. In addition, due to differences in the investment strategies or restrictions between the fund and the other clients, a portfolio manager may take action with respect to another client that differs from the action taken with respect to the fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account or otherwise provide more revenue to the investment adviser. While these factors may create conflicts of interest for a portfolio manager in the allocation of time, resources and investment opportunities, the portfolio managers will endeavor to exercise their discretion in a manner that they believe is equitable to all interested persons.
Compensation: Compensation paid by ClariVest to its portfolio managers has three primary components: (1) a base salary, (2) a bonus, and (3) a deferred compensation plan. The portfolio managers also receive certain retirement, insurance, and other benefits that are broadly available to all ClariVest employees. The intent of this compensation plan is to achieve a market competitive structure. ClariVest seeks to compensate portfolio managers in a manner commensurate with their responsibilities, contributions and performance, and that is competitive with other firms within the investment management industry. Salaries, bonuses, and deferred distributions are also influenced by the operating performance of ClariVest.
Bonus calculations are not directly tied to short term investment performance, as we believe the payment of bonuses in that manner is counterproductive to the environment at ClariVest. All members of the investment team are expected to be active contributors to the team, irrespective of whether their engagement primarily benefits the strategies on which they are the named portfolio manager.
1)	Ed Wagner, Amanda Freeman, C. Frank Feng, Ph.D., Todd N. Wolter (Capital Appreciation)

As of December 31, 2025, Mr. Wagner is responsible for the day-to-day management of the following other accounts:
Without performance fee	Number of accounts	Total assets
Registered investment companies	0	$0
Other pooled investment vehicles	1	$80,359,056
Other accounts	7	$204,304,433
As of December 31, 2025, Ms. Freeman is responsible for the day-to-day management of the following other accounts:
Without performance fee	Number of accounts	Total assets
Registered investment companies	1	$19,697,022
Other pooled investment vehicles	0	$0
Other accounts	10	$496,430,899

As of December 31, 2025, Dr. Feng is responsible for the day-to-day management of the following other accounts:
Without performance fee	Number of accounts	Total assets
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	2	$301,007
As of December 31, 2025, Mr. Wolter is responsible for the day-to-day management of the following other accounts:
Without performance fee	Number of accounts	Total assets
Registered investment companies	1	$19,697,022
Other pooled investment vehicles	0	$0
Other accounts	12	$496,973,646
In none of the above “other accounts” is the advisory fee payable to ClariVest based upon the account’s performance and none of the assets managed pay a performance fee.
As of December 31, 2025, Mr. Wagner owned between $100,001 and $500,000 of the fund; Mr. Wolter, Dr. Feng, and Ms. Freeman do not own any shares of the fund.
F.	Portfolio Turnover and Brokerage Practices

The fund may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. Thus, the turnover rate may vary greatly from year to year or during periods within a year. The fund’s portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. A 100% turnover rate would occur if all the securities in the fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The following table shows the turnover rate for Capital Appreciation for the periods shown:
Fund	01/01/25-12/31/25	01/01/24-12/31/24
Capital Appreciation	16%	22%
Carillon Tower or a subadviser, as applicable, is responsible for the execution of the fund’s portfolio transactions and must seek the most favorable price and execution for such transactions. Best execution, however, does not mean that the fund necessarily will be paying the lowest commission or spread available. Rather, the fund also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker’s facilities and any risk assumed by the executing broker.

It is a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers. Consistent with the policy of most favorable price and execution, Carillon Tower or a subadviser may give consideration to research, statistical and other services furnished by brokers-dealers, and to potential access to initial public offerings ("IPOs") that may be made available by such broker-dealers. In addition, Carillon Tower or a subadviser, as applicable, may place orders with brokers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission or spread than may be charged by other brokers, provided that Carillon Tower or a subadviser determines in good faith that such commission or spread is reasonable in relation to the value of brokerage and research services provided. Such research and analysis may be useful to Carillon Tower or a subadviser in connection with services to clients other than the fund. The fund also may purchase and sell portfolio securities to and from dealers who provide it with research services. However, portfolio transactions will not be directed by the fund to dealers on the basis of such research services.
During the fiscal year ended December 31, 2025, the fund did not direct transactions to brokers pursuant to which the brokers provided third-party or proprietary research or brokerage services to Carillon Tower or a subadviser.
Carillon Tower or a subadviser, as applicable, also may use an affiliated broker-dealer, its affiliates or certain affiliates of Carillon Tower as a broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to affiliates of Carillon Tower will not exceed "usual and customary brokerage commissions." Rule l7e-1 under the 1940 Act defines "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."
Carillon Tower or the subadviser, as applicable, also may select other brokers to execute portfolio transactions. In the OTC market, the fund generally deals with primary market makers unless a more favorable execution can otherwise be obtained. The following table shows the aggregate brokerage commissions for Capital Appreciation for the periods indicated.
Fund	01/01/25-12/31/25	01/01/24-12/31/24	11/01/23-12/31/23	11/01/22-10/31/23
Capital Appreciation
Total	$22,684	$23,690	$3,983	$48,655
Paid to Affiliate	$0	$0	$0	$0
% to Affiliate	0.0%	0.0%	0.0%	0.0%
% of transactions	0.0%	0.0%	0.0%	0.0%
w/ Affiliate
The fund may not buy securities from, or sell securities to, an affiliate as a principal transaction. However, the Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which an affiliate is a participant. The Board will consider the ability to recapture fund expenses on certain portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, but only to the extent such recapture would be permissible under applicable regulations, including the rules of the Financial Industry Regulatory Authority, Inc. and other self-regulatory organizations. Payments to affiliates in the preceding table were made to RJF.
Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, the fund has expressly consented to the Distributor executing transactions on an exchange on its behalf.
Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, Carillon Tower, a subadviser and the Distributor have adopted Codes of Ethics ("Codes"). These Codes permit portfolio managers and other access persons of the fund to invest in securities that may be owned by the fund, subject to certain restrictions. The Codes are on public file with, and may be obtained from, the Commission.
Securities of Regular Broker-Dealers. The fund may acquire securities issued by one or more of its “regular brokers or dealers,” as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a “regular broker or dealer” is one of the ten brokers or dealers that, during the fund’s last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund’s portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund’s portfolio transactions or (3) sold the largest dollar amount of the fund’s securities. During the fiscal year ended December 31, 2025, the fund did not own any securities of its regular brokers or dealers.
G.	Distribution of Shares

Distribution. Shares of the fund are offered continuously through CFD, a subsidiary of Carillon Tower and Eagle, and through other participating dealers or banks that have dealer agreements with the Distributor. The Distributor receives commissions consisting of that portion of the sales load remaining after the dealer concession is paid to participating dealers or banks. Such dealers may be deemed to be underwriters pursuant to the 1933 Act.
The following table describes the compensation paid to the principal underwriter, CFD, for the fiscal year ended December 31, 2025 (amounts have been rounded to the nearest whole dollar):
Fund	Underwriting Fee	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation(a)
Capital Appreciation	$7,212	$0	$57	$650,465
(a) Fees paid by the funds pursuant to Rule 12b-1 are provided in the “Rule 12b-1 Distribution Plan” section
The following table sets forth the aggregate amount of underwriting fee paid to and retained by CFD with respect to the periods indicated (amounts have been rounded to the nearest whole dollar).

Fund	01/01/25-12/31/25	01/01/24-12/31/24	11/01/23-12/31/23	11/01/22-10/31/23
Capital Appreciation	$7,212	$3,183	$818	$4,484
The Distributor and financial intermediaries or banks with whom the Distributor has entered into dealer agreements offer shares of the fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. In this connection, the Distributor makes distribution and servicing payments to participating financial intermediaries.
Carillon Tower has entered into agreements with the Distributor and other financial intermediaries or service providers to provide certain services on behalf of the fund. Such services include, but are not limited to, account opening, record retention, processing cash receipts from and disbursements to shareholders and preparing account statements. The Distributor’s role is that of an underwriter and it serves only as an agent for accepting shareholder instructions and does not maintain brokerage accounts for any shareholders. As compensation, Carillon Tower pays from its own resources, not out of fund assets (i.e., without additional cost to the fund or their shareholders), a service fee of up to 0.25% of average daily net assets of the fund to the Distributor and other broker-dealers. CFD’s address is 880 Carillon Parkway, St Petersburg, FL 33716.
Distribution Agreements. The fund has adopted a distribution agreement pursuant to which the Distributor bears the cost of making information about the fund available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling efforts. The Distributor also pays service fees, excluding business related to Class R-6 shares, to dealers for providing personal services to shareholders and for maintaining shareholder accounts. The fund pays the cost of registering and qualifying its shares under state and federal securities laws and typesetting of its prospectuses and printing and distributing prospectuses to existing shareholders.
The distribution agreement may be terminated at any time on 60 days written notice without payment of any penalty by either party. The fund may effect such termination by vote of a majority of the outstanding voting securities of the fund or by vote of a majority of the Independent Trustees. For so long as such a plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons.
Rule 12b-1 Distribution Plan. The fund has adopted a distribution plan under Rule 12b-1 for each class of shares (each a "Plan" and collectively the "Plans"). These Plans permit the fund to pay the Distributor the monthly distribution and service fee ("12b-1 fee") out of the fund’s net assets to finance activity that is intended to result in the sale and retention of each class of shares. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The fund used all Class A and Class C 12b-1 fees to pay the Distributor. Each Plan was approved by the Board, including a majority of the Independent Trustees. In approving such Plans, the Board determined that there is a reasonable likelihood that the fund and its shareholders will benefit from each Plan. Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of a class of the fund. The Board reviews quarterly a written report of Plan costs and the purposes for which such costs have been incurred. A Plan may be amended by vote of the Board, including a majority of the

Independent Trustees, cast in person at a meeting called for such purpose. Any change in a Plan that would increase materially the distribution cost to a class requires shareholder approval of that class.
The Distribution Agreements and each Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (1) by the vote of a majority of the Independent Trustees and (2) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose. If a Plan is terminated, the obligation of the fund to make payments to the Distributor pursuant to the Plan will cease and the fund will not be required to make any payment past the date the Plan terminates.
As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class A shares and in connection with personal services rendered to Class A shareholders and the maintenance of Class A shareholder accounts, the fund may pay the Distributor distribution and service fees of up to 0.50% of the fund’s average daily net assets attributable to Class A shares of the fund. Currently, the fund pays the Distributor a fee of up to 0.25% of its average daily net assets attributable to Class A shares. These fees are computed daily and paid monthly. The Distributor, on Class A shares, may retain the first 18 months’ distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase.
As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class C shares and in connection with personal services rendered to Class C shareholders and the maintenance of Class C shareholder accounts, the fund pays the Distributor a service fee of 0.25% and a distribution fee of 0.75% of that fund’s average daily net assets attributable to Class C shares. These fees are computed daily and paid monthly. The Distributor, on Class C shares, may retain the first 12 months’ distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase.
With respect to Class I and Class R-6 shares, the fund does not currently pay the Distributor a Rule 12b-1 fee. However, Carillon Tower or any third party may make payments for the sale and distribution of Class R-6 shares from its own resources.
The following table illustrates the amount of class specific 12b-1 fees paid by the fund to the Distributor for the fiscal year ended December 31, 2025. 12b-1 payments are made to the Distributor for distribution services designed to promote the sale and retention of fund shares.
Fund	Class A	Class C
Capital Appreciation	$567,324	$83,141
H.	Payments to Dealers

The Distributor may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with the Distributor during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.
The Financial Adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Carillon Tower or one or more of its corporate affiliates (collectively, the "Affiliates") may make additional cash payments to intermediaries in connection with the promotion and sale of shares of the fund. Affiliates make these payments from their own resources, which in the case of the Distributor may include the retention of underwriting concessions and payments the Distributor receives under the Rule 12b-1 plans, if any. Such payments constitute what it sometimes referred to as "revenue sharing." Such fees may also include the payment of a lump sum or fixed amount. In certain cases, the payments may be subject to certain minimum payment levels. These additional cash payments are described below. The categories of cash payments described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of the fund receive one or more types of these cash payments. Financial intermediaries negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial intermediary to another. Affiliates do not make an independent assessment of the cost of providing such services.
The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary, the number of accounts serviced by the financial intermediary that invest in the fund, redemption rates, the financial intermediary’s ability to attract and retain assets, the financial intermediary’s reputation, the level and/or type of shareholder-related services, marketing assistance and educational activities provided by the financial intermediary, the financial intermediary’s level of participation in the fund’s sales and marketing programs, the financial intermediary’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the fund for which these payments are provided.
In this context, "financial intermediaries" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with one or more of the Affiliates.
Revenue Sharing Payments. Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the fund, or for services rendered in connection with fund/investment selection and monitoring. Because an intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest for the intermediaries. For example, these financial incentives may cause the intermediaries to recommend the fund over other investments. Revenue sharing arrangements are not financed by the fund, and thus, do not result in increased fund expenses. They are not reflected in the fees and expenses of the fund disclosed in the Prospectus and do not change the price paid by investors for the purchase of the fund’s shares or the amount received by a shareholder as proceeds from the sale of shares of the fund.
The benefits that Affiliates receive when they make these payments include, among other things, placing funds on the financial intermediary’s funds sales system, placing funds on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as "shelf space"

payments because the payments compensate the financial intermediary for including funds in its fund sales system (on its "sales shelf"). Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.
Revenue sharing payments Affiliates make may be calculated on sales of shares of the fund ("Sales-Based Payments"). Such payments also may be calculated on the average daily net assets of the fund attributable to that particular financial intermediary ("Asset-Based Payments"). Sales-Based Payments primarily create incentives to make new sales of shares of the fund and Asset-Based Payments primarily create incentives to retain previously sold shares of the fund in investor accounts. Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.
Administrative and Processing Support Payments. Affiliates also make payments to certain financial intermediaries that sell fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% of average annual assets. Affiliates also make payments to certain financial intermediaries that sell fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Affiliates may make under this category include, payments, out of their own assets, to those financial intermediaries as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in the fund or that make fund shares available through certain selected no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Such payments may apply to employee benefit plans, such as retirement plans, or fee-based advisory programs, and may also apply to retail sales and assets in certain situations.
Services for which a financial intermediary receives payments may include, but are not limited to, record keeping, reporting or transaction processing, shareholder communications and other account administration services, services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. A financial intermediary may perform such services itself or may arrange with a third party to perform such services.
Other Cash Payments. From time to time, Affiliates, at their expense, may provide additional compensation or waive or reimburse costs to financial intermediaries which sell or arrange for the sale of shares of the fund. This additional compensation, waiver or reimbursement may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority, Inc. Affiliates may make payments for entertainment or other events they deem appropriate, subject to Affiliate guidelines and applicable law. These payments, waivers or reimbursements may vary depending upon the nature of the event or the relationship. Such compensation provided by Affiliates may include financial assistance to financial intermediaries that enable Affiliates to
•	participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees,
•	client entertainment, client and investor events, and other financial intermediary-sponsored events, and

•	travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips.

Affiliates are motivated to make the payments, waivers or reimbursements described above since they promote the sale of fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the fund or retain shares of the fund in their clients’ accounts, Affiliates benefit from the incremental management and other fees paid to Affiliates by the fund with respect to those assets.
In certain cases the payments described above could be significant to the financial intermediary, and/or could establish contractual obligations on the part of such financial intermediaries to provide the Carillon Family of Funds, Carillon or the Affiliates, or their clients, with certain exclusive or preferred access to the use of the subject technology or programs or preferable placement or inclusion with such financial intermediaries’ platforms, programs or products. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus and SAI. You can ask your financial intermediary about any payments it receives from Affiliates or the fund, as well as about fees and/or commissions it charges.
XIII.	Additional Services to the fund
Transfer Agent and Fund Accounting Services. U.S. Bancorp Global Fund Services, with its principal place of business at 615 East Michigan Street, Third Floor, Milwaukee, WI 52302, is the transfer and dividend disbursing agent, fund accountant and shareholder servicing agent for the fund.
The fund pays directly for fund accounting and transfer agent services. Transfer agent fees are paid according to a fee schedule based principally on the number of accounts serviced. Fund accounting fees are paid based on a percentage of fund assets.
The following table shows the fees paid to the transfer agent for each of the indicated periods for Capital Appreciation:
	Transfer Agent Fees Paid
Fund	01/01/25-12/31/24	01/01/24-12/31/24	11/01/23-12/31/23	11/01/22-10/31/23
Capital Appreciation	$386,677	$352,691	$46,851	$300,721
The following table shows the fees paid to the fund accountant for each of the indicated periods for Capital Appreciation:
	Fund Accounting Fees Paid
Fund	01/01/25-12/31/24	01/01/24-12/31/24	11/01/23-12/31/23	11/01/22-10/31/23
Capital Appreciation	$42,195	$37,277	$5,360	$29,057

Custodian. U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian of the fund’s assets. The custodian also serves as the fund’s securities lending agent and provides portfolio accounting and certain other services for the fund.
Legal Counsel. K&L Gates LLP, 1601 K Street NW, Washington, D.C. 20006, serves as counsel to the fund.
Independent Registered Public Accounting Firm. [  ], [  ] is the independent registered public accounting firm for the fund.
Potential Liability
Delaware statutory trust law entitles shareholders to the same limitation of personal liability extended to stockholders of Delaware for-profit corporations. The Trust’s Agreement and Declaration of Trust provides that shareholders shall be entitled, to the fullest extent permitted by law, to the same limitation of personal liability as is extended under the Delaware General Corporation Law to shareholders of private corporations for profit.
Delaware law provides that, except to the extent otherwise provided in the governing instrument of a Delaware statutory trust, a trustee or any other person managing the trust, when acting in such capacity, will not be personally liable to any person other than the trust or a shareholder of the trust for any act, omission or obligation of the trust or any trustee thereof. The Agreement and Declaration of Trust of the Trust provides that trustees, officers, employees and agents of the trust are not personally liable for an obligation of the trust unless they have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Trust’s Agreement and Declaration of Trust also states that, except as required by the 1940 Act, no trustee, officer, employee or agent of the trust shall owe any fiduciary duties to the trust or any series or to any shareholder or any other person.

APPENDIX A
INVESTMENT TYPES GLOSSARY
Equity Securities:
Common Stocks. Common stocks represent the residual ownership interest in the issuer. They are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations, including preferred stock, are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
Convertible Securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, increases as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Please see the discussion of "Investment Grade/Lower Rated Securities" below for additional information.
Money Market Instruments. The fund intends to hold some cash, short-term debt obligations, government securities or other high-quality money market investments for reserves to cover redemptions and unanticipated expenses. The fund may also invest in shares of one or more money market funds, as described below. There may also be times when the fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary, defensive purposes. During those times, the fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment. The types of short-term debt obligations, government securities or other high-quality money market investments readily changeable into cash in which the fund may invest are:
(1)	direct obligations of the U.S. Government such as bills, notes and other debt securities issued by the U.S. Treasury;

(2)
certificates of deposit, bankers’ acceptances and other short-term obligations issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the FDIC or holding companies of such banks;

(3)
commercial paper of companies rated P-2 or higher by Moody’s or A-2 or higher by S&P®, or if not rated by either Moody’s or S&P®, a company’s commercial paper may be purchased by the fund if the company has an outstanding bond issue rated Aa or higher by Moody’s or AA or higher by S&P®;

(4)	short-term debt securities that are non-convertible, have one year or less remaining to maturity at the date of purchase, and are rated Aa or higher by Moody’s or AA or higher by S&P®;

(5)
negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion and which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and

(6)	repurchase agreements secured by issues of the U.S. Treasury or U.S. Government and other collateral acceptable to the Advisor.

Exchange-Traded Funds ("ETFs") and Closed-End Funds. Closed-end funds and ETFs trade like stocks on major stock exchanges. Many ETFs are index funds. ETFs provide an inexpensive alternative for investing in whole indexes, industries or sectors. ETFs are also available for individual corporations, real estate investment trusts, international securities, bonds, and commodities. Unlike traditional mutual funds, ETFs and closed-end funds can be purchased throughout the normal trading day and the market price of the ETFs and closed-end fund shares may trade at a discount to their NAV. The shares of closed-end funds may involve the payment of substantial premiums to, and may sell at substantial discounts to, the value of the portfolio securities.
Preferred Stock. A preferred stock blends some of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond, and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.
Real Estate Investment Trusts ("REITs"). Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify for tax-free pass-through of distributed net income and net realized gains under the Code, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.

Master Limited Partnerships (“MLPs”). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or partners are jointly and severally responsible for the liabilities of the MLP. An MLP also may be an entity similar to a limited partnership, such as an LLC, which has one or more managers or managing members and non-managing members (who are like limited partners).
Warrants and Rights. Warrants may be either perpetual or of limited duration but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
Debt Securities:
Debt Securities. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors that could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an increase in the federal budget deficit or an increase in the price of commodities such as oil.
Corporate Debt Obligations. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. Please see the discussion of “Investment Grade/Lower Rated Securities” below for additional information.
Fixed and Floating Rate Loans. Fixed and floating rate loans (“Loans”) are loans arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). Loans may be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). These investments are considered to be investments in debt securities.
Foreign Debt Securities. A foreign debt security may have fixed and floating rate income securities (including emerging market securities), all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated).

Investment Grade/Lower Rated Securities:
Investment Grade Securities. Investment grade securities include securities rated BBB or above by Standard & Poor’s ("S&P"), Baa or above by Moody’s Investors Service, Inc. ("Moody’s"), or BBB or above by Fitch Ratings Ltd. ("Fitch") or, if unrated, are deemed to be of comparable quality by the fund’s portfolio manager. Securities may be rated by other nationally recognized statistical rating organizations ("NRSROs") and these ratings may be higher or lower. When ratings from multiple agencies are available, the highest is used, consistent with the fund’s portfolio investment processes. Credit quality ratings are subject to change without notice. For more information on S&P’s rating methodology, please visit standardandpoors.com and select "Understanding Ratings" under Rating Resources on the homepage. For more information on Moody’s rating methodology, please visit moodys.com and select "Rating Methodologies" under Research & Ratings on the homepage. For more information on Fitch’s rating methodology, please visit fitchratings.com and select "Ratings Definitions" at the bottom of the homepage.
A subadviser performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, a subadviser considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure-specific characteristics. Any securities that are not rated by S&P, Moody’s, or Fitch are analyzed and monitored by a subadviser on an ongoing basis. For these securities, a subadviser uses its own credit analysis to assign ratings in categories similar to those of S&P or Moody’s. The use of similar categories is not an indication that a subadviser’s credit analysis process is consistent or comparable with that of S&P’s, Moody’s, Fitch’s or any other NRSRO’s process were S&P, Moody’s, Fitch or any other NRSRO to rate the same security. Government securities that are issued or guaranteed as to principal and interest by the U.S. Government are not rated, but are treated by the fund as being rated AAA and Aaa for credit quality purposes.
Lower Rated / High Yield Securities. Lower rated/high-yield securities are securities rated below investment grade, i.e., rated below BBB by S&P, below Baa by Moody’s, or below BBB by Fitch, or unrated securities determined to be below investment grade by its portfolio manager. These securities are commonly referred to as “high yield securities” and are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher grade securities.
Variable- or Floating-Rate Securities:
Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily a percentage of a bank’s prime rate or is determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure.
Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days’ notice. In other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the fund may consider that instrument’s maturity to be shorter than its stated maturity.
Municipal Obligations:
Municipal obligations are issued by or on behalf of states, the District of Columbia and U.S. territories and possessions and their political subdivisions, agencies and instrumentalities. The interest on municipal obligations is generally excludable from gross income for federal income tax purposes (“tax-exempt”) but may be an item of tax preference for purposes of the federal alternative minimum tax. The fund will rely on an opinion of the issuer’s bond counsel at the time municipal obligations are issued to determine the excludability of interest thereon.
There are many different types of municipal obligations. The principal types include “general obligation” securities, which are backed by a municipality’s full taxing power, and “revenue” securities, which are backed only by the income from a specific project, facility or tax. Municipal obligations also include (1) private activity bonds (“PABs”), which are issued by or on behalf of public authorities but are not backed by the credit of any governmental or public authority, (2) “anticipation notes,” which are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes or revenues and (3) tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.
Short-Term Money Market Instruments:
Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed "accepted" when a bank writes on the draft its agreement to pay it at maturity, using the word "accepted." The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Maturities on bankers’ acceptances that are eligible for purchase usually range from 20 to 180 days but may extend for longer periods.
Bank Time Deposits. Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
Certificates of Deposit ("CDs"). CDs available for investment by the fund are issued by domestic institutions with assets in excess of $1 billion. The FDIC is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.
Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix B for a description of commercial paper ratings.

Repurchase and Reverse Repurchase Agreements:
Repurchase Agreements. A repurchase agreement is a transaction in which the fund purchases securities and commits to resell the securities to the original seller at an agreed upon date. The resale price reflects a market rate of interest that is unrelated to the coupon rate or maturity of the purchased securities.
U.S. Government and Zero Coupon Securities:
U.S. Government Securities. U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates.
Zero Coupon and Step Coupon Securities and Pay-In-Kind Bonds. Zero coupon and step coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Zero coupon and step coupon securities are issued and traded at a discount from their face amount or par value, which discount rate varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.
Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.
Pay-in-kind bonds may also be issued by a wide variety of corporate and governmental issuers.
Foreign Securities Exposure:
Depositary Receipts. Sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), Special Drawing Rights (“SDRs”) or other similar securities represent interests in or convertible into securities of foreign issuers (collectively, “Depositary Receipts”). Depositary Receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted and are subject to foreign securities risks, as discussed below.
EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are issued globally for trading in non-U.S. securities markets and evidence a similar ownership arrangement.
Euro/Yankee Bonds. The fund may invest in dollar-denominated bonds issued by foreign branches of domestic banks (“Eurobonds”) and dollar-denominated bonds issued by a U.S. branch of a foreign bank and sold in the U.S. (“Yankee bonds”).
Foreign Securities. The fund may invest in securities of companies that are organized in, based in, and/or have their primary listing on non-U.S. markets including emerging markets.

American Depositary Receipts (“ADRs”):
Sponsored and unsponsored ADRs are receipts that represent interests in, or are convertible into, securities of foreign issuers. These receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted.
ADRs may be purchased through “sponsored” or “unsponsored” facilities and also include New York Shares (“NYRs”). A sponsored facility is established jointly by the issuer of the underlying security and a depositary whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the U.S. For purposes of certain investment limitations, ADRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed previously.
Derivatives - Futures, Forwards, Options and Hedging Transactions:
General Description. Certain financial instruments (“Derivatives”), including futures contracts (sometimes referred to as “futures”) and options, may be used to attempt to hedge the fund’s investment portfolio as discussed below.
Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is the purchase or sale of a Derivative intended partially or fully to offset potential declines in the value of one or more investments held in the fund’s investment portfolio. Thus, in a short hedge, the fund takes a position in a Derivative whose price is expected to move in the opposite direction of the price of the investment being hedged. A long hedge is the purchase or sale of a Derivative intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Derivative whose price is expected to move in the same direction as the price of the prospective investment being hedged. Derivatives on securities generally are used to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Derivatives on indices may be used to hedge broad market sectors.
Options:
Options may include options on securities, equity and debt indices and currencies.
Characteristics of Options Trading. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.
Futures:
Guidelines and Characteristics of Futures Trading. The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge. Futures contracts can also be purchased and sold to attempt to enhance income or yield.
Stock and Bond Index Futures. A stock or bond index assigns relative values to the common stocks or bonds comprised in the index. In an index futures contract, a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.
The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of the fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contracts, the fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities is more than the historical volatility of the index. It is also possible that, where the fund has sold futures contracts to hedge its securities against decline in the market, the market may advance and the value of securities held by the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices upon which the futures contracts are based.
Where index futures contracts are purchased to hedge against a possible increase in the price of securities before the fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in securities at that time because of concern as to possible further market decline for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.
Combined Transactions. The fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
The fund’s options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the fund may also cause the sale of related investments, and increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.
Illiquid and Restricted Securities:
Illiquid securities are securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Not all restricted securities are deemed illiquid.
Index Securities:
Index Securities represent interests in a fixed portfolio of common stocks designed to track the price and dividend yield performance of a broad-based securities index, such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”), but are traded on an exchange like shares of common stock. The value of Index Securities fluctuates in relation to changes in the value of the underlying portfolio of securities. However, the market price of Index Securities may not be equivalent to the pro rata value of the index it tracks. Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks.
When-Issued and Delayed Delivery Transactions:
These transactions involve a commitment by the fund to purchase or sell securities with payment and delivery to take place at a future date, typically one to two months after the date of the transaction. The payment obligations and interest rate are fixed at the time the buyer enters into the transaction.

APPENDIX B
SHORT-TERM RATINGS
The rating services’ descriptions of commercial paper ratings in which the fund may invest are:
Description of Moody’s Investors Service, Inc. ("Moody’s") Short-Term Ratings
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 are rated in the highest category by Moody’s national scale and have a superior ability to repay short-term obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Description of S&P Global Ratings’s Short-Term Issue Ratings
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates S&P Global Ratings’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
Issue credit ratings are based on current information furnished by the obligors or obtained by S&P Global from other sources it considers reliable. S&P Global Ratings does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn at any time.

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.
A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings’s national scale. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Note: Dual Ratings. Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Description of Fitch’s Short-Term Issuer Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality assigned by Fitch’s national scale.
Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
F2: Good short-term credit quality.
Good intrinsic capacity for timely payment of financial commitments. F3: Fair short-term credit quality.
The intrinsic capacity for timely payment of financial commitments is adequate. B: Speculative short-term credit quality.
Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default.
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default
Indicates a broad-based default event for an entity, or the default of a short-term obligation.
LONG-TERM RATINGS
The rating services’ descriptions of corporate debt ratings in which the fund may invest are:
Description of Moody’s Investors Service, Inc. Long-Term Corporate Obligation Ratings
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default or impairment on contractual financial obligations and any financial loss suffered in the event of default or impairment.

Aaa: Obligations rated Aaa are judged to be of the highest quality by Moody’s national scale, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and are subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Description of S&P Global Ratings’s Long-Term Issue Credit Ratings
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	Likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation, and the promise S&P Global Ratings imputes; and
•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree.
The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity of the obligor to meet its financial commitments on the obligation.
Note: BB, B, CCC, CC, and C. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligor is lowered to ‘D’ if it is conducting a distressed debt restructuring.
Note: Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Description of Fitch’s Long-Term Issuer Credit Ratings
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest credit quality assigned by Fitch’s national scale.
‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality.
‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality.
‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.
‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative.
‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly speculative.
‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable. C: Near default.
A default or default-like process has begun, or the issuer is in standstill, or, for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the formal announcement by the issuer or their agent of a distressed debt exchange; or

c.
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted default.
‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
a.	the selective payment default on a specific class or currency of debt;

b.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.
the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

d.	execution of a distressed debt exchange on one or more material financial obligations.

D: Default.
‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or that has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note:
The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

PART C. OTHER INFORMATION
Item 28. Exhibits

(a)	(i)
Certificate of Trust, dated May 5, 2017, is incorporated by reference to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on June 30, 2017

(ii)
Amended and Restated Agreement and Declaration of Trust, dated August 16, 2024, is incorporated by reference to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on January 14, 2025 (“PEA No. 114”)

(b)		Amended and Restated By-laws, dated August 16, 2024, is incorporated by reference to PEA No. 114
(c)		Shareholders’ rights are contained in Articles III, IV, VI, VII, IX, X and XI of the Registrant’s Agreement and Declaration of Trust and Articles III, VII and IX of the Registrant’s By-laws
(d)	(i)
Investment Advisory Agreement between Registrant and Carillon Tower Advisers, Inc. (“Carillon Tower”), dated November 20, 2020, is incorporated by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 26, 2021 (“PEA No. 100”)

(ii)
Amended Schedule A to Investment Advisory Agreement between Registrant and Carillon Tower, dated May 1, 2025, is incorporated by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on April 28, 2025 (“PEA No. 118”)

(iii)
Investment Advisory Agreement between Registrant and Carillon Tower with respect to Exchange-Traded Funds, dated September 1, 2025, is incorporated by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on September 12, 2025 (“PEA No. 123”)

	(iv)	Amended Schedule A to Investment Advisory Agreement between Registrant and Carillon Tower with respect to Exchange-Traded Funds, dated [ ], 2026 — to be filed by subsequent amendment
(v)
Subadvisory Agreement between Carillon Tower and ClariVest Asset Management LLC (“ClariVest”) with respect to Carillon ClariVest Capital Appreciation Fund, dated August 14, 2020, is incorporated by reference to PEA No. 100

(vi)
Amended Schedule A to Subadvisory Agreement between Carillon Tower and ClariVest with respect to Carillon ClariVest Capital Appreciation Fund, dated May 1, 2025, is incorporated by reference to PEA No. 118

	(vii)	Subadvisory Agreement between Carillon Tower and ClariVest with respect to Carillon ClariVest International Stock Fund, dated August 14, 2020, is incorporated by reference to PEA No. 100
(viii)
Amended Schedule A to Subadvisory Agreement between Carillon Tower and ClariVest with respect to Carillon ClariVest International Stock Fund, dated March 1, 2022, is incorporated by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 25, 2022 (“PEA No. 104”)

	(ix)	Subadvisory Agreement between Carillon Tower and Eagle Asset Management, Inc. (“Eagle”), dated May 1, 2025, is incorporated by reference to PEA No. 118
	(x)	Subadvisory Agreement between Carillon Tower and Scout Investments, Inc. (“Scout Investments”), dated November 20, 2020, is incorporated by reference to PEA No. 100

	(xi)	Amended Schedule A to Subadvisory Agreement between Carillon Tower and Scout Investments, dated January 18, 2025, is incorporated by reference to PEA No. 118
(xii)
Subadvisory Agreement between Carillon Tower and Chartwell Investment Partners, LLC (“Chartwell”), dated July 1, 2022, is incorporated by reference to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 24, 2023

	(xiii)	Amended Schedule A to Subadvisory Agreement between Carillon Tower and Chartwell, dated May 1, 2025, is incorporated by reference to PEA No. 118
	(xiv)	Subadvisory Agreement between Carillon Tower and Chartwell with respect to Exchange-Traded Funds, dated September 1, 2025, is incorporated by reference to PEA No. 123
	(xv)	Subadvisory Agreement between Carillon Tower and Eagle with respect to Exchange-Traded Funds, dated September 1, 2025, is incorporated by reference to PEA No. 123
	(xvi)	Subadvisory Agreement between Carillon Tower and Tidal Investments LLC (“Tidal”), dated April 22, 2025, is incorporated by reference to PEA No. 123
	(xvii)	Amended Schedule A to Subadvisory Agreement between Carillon Tower and Tidal, dated [ ], 2026 — to be filed by subsequent amendment
	(xviii)	Subadvisory Agreement between Carillon Tower and ClariVest with respect to RJ ClariVest Capital Appreciation ETF, dated [ ], 2026 — to be filed by subsequent amendment
	(xix)	Expense Limitation Agreement between Registrant and Carillon Tower, effective [ ], 2026 — to be filed by subsequent amendment
	(xx)	Expense Limitation Agreement between Registrant and Carillon Tower with respect to Exchange-Traded Funds, dated May 15, 2025, is incorporated by reference to PEA No. 123
	(xxi)	Expense Limitation Agreement between Registrant and Carillon Tower with respect to RJ ClariVest Capital Appreciation ETF, dated [ ], 2026 — to be filed by subsequent amendment
(e)	(i)
Distribution Agreement between Registrant and Carillon Fund Distributors, Inc. (“CFD”), dated November 18, 2017, is incorporated by reference to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on December 22, 2017 (“PEA No. 93”)

	(ii)	Amended Schedule A to Distribution Agreement between Registrant and CFD, dated January 18, 2025, is incorporated by reference to PEA No. 118
	(iii)	Distribution Agreement between Registrant and Quasar Distributors, LLC (“Quasar”), dated February 14, 2025, is incorporated by reference to PEA No. 123
	(iv)	Amended Exhibit A to Distribution Agreement between Registrant and Quasar, dated [ ], 2026 — to be filed by subsequent amendment
(f)		Bonus, profit sharing or pension plans — none
(g)	(i)
Custody Agreement between Registrant and U.S. Bank National Association (“U.S. Bank”), dated August 31, 2015, is incorporated by reference to Post-Effective Amendment No. 84 to the Trust’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 29, 2016 (“PEA No. 84”)

	(ii)	Assignment and Second Amendment to the Custody Agreement between Registrant and U.S. Bank, dated November 17, 2017, is incorporated by reference to PEA No. 93
	(iii)	Third Amendment to the Custody Agreement between Registrant and U.S. Bank, dated April 18, 2018, is incorporated by reference to PEA No. 118
	(iv)	Custody Agreement between Registrant and U.S. Bank with respect to Exchange-Traded Funds, dated March 28, 2025, is incorporated by reference to PEA No. 123

	(v)	Amended Exhibit A to Custody Agreement between Registrant and U.S. Bank with respect to Exchange-Traded Funds, dated [ ], 2026 — to be filed by subsequent amendment
(h)	(i)	Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC (“USBFS”), dated August 31, 2015, is incorporated by reference to PEA No. 84
	(ii)	Assignment and First Amendment to the Transfer Agent Servicing Agreement between Registrant and USBFS, dated November 17, 2017, is incorporated by reference to PEA No. 93
	(iii)	Second Amendment to the Transfer Agent Servicing Agreement between Registrant and USBFS, dated April 23, 2018, is incorporated by reference to PEA No. 118
	(iv)	Third Amendment to the Transfer Agent Servicing Agreement between Registrant and USBFS, dated January 25, 2019, is incorporated by reference to PEA No. 118
	(v)	Transfer Agent Servicing Agreement between Registrant and USBFS with respect to Exchange-Traded Funds, dated March 28, 2025, is incorporated by reference to PEA No. 123
	(vi)	Amended Exhibit A to Transfer Agent Servicing Agreement between Registrant and USBFS with respect to Exchange-Traded Funds, dated [ ], 2026 — to be filed by subsequent amendment
	(vii)	Administration Agreement between Registrant and Carillon Tower, dated November 18, 2017, is incorporated by reference to PEA No. 93
	(viii)	Amended Schedule A and Schedule B to Administration Agreement between Registrant and Carillon Tower, dated January 18, 2025, is incorporated by reference to PEA No. 118
	(ix)	Administration Agreement between Registrant and Carillon Tower with respect to Exchange-Traded Funds, dated September 1, 2025, is incorporated by reference to PEA No. 123
	(x)	Amended Schedule A to Administration Agreement between Registrant and Carillon Tower with respect to Exchange-Traded Funds, dated [ ], 2026 — to be filed by subsequent amendment
	(xi)	Fund Sub-Administration Servicing Agreement between Eagle and USBFS, dated August 31, 2015, is incorporated by reference to PEA No. 84
	(xii)	Assignment and Second Amendment to the Fund Sub-Administration Servicing Agreement between Eagle and USBFS, dated November 17, 2017, is incorporated by reference to PEA No. 93
	(xiii)	Fund Sub-Administration Servicing Agreement between Carillon and USBFS with respect to Exchange-Traded Funds, dated March 28, 2025, is incorporated by reference to PEA No. 123
	(xiv)	Amended Exhibit A to Fund Sub-Administration Servicing Agreement between Carillon and USBFS with respect to Exchange-Traded Funds, dated [ ], 2026 — to be filed by subsequent amendment

	(xv)	Fund Accounting Servicing Agreement between Registrant and USBFS, dated August 31, 2015, is incorporated by reference to PEA No. 84
	(xvi)	Assignment and Second Amendment to the Fund Accounting Servicing Agreement between Registrant and USBFS, dated November 17, 2017, is incorporated by reference to PEA No. 93
	(xvii)	Fund Accounting Servicing Agreement between Registrant and USBFS with respect to Exchange-Traded Funds, dated March 28, 2025, is incorporated by reference to PEA No. 123
	(xviii)	Amended Exhibit A to Fund Accounting Servicing Agreement between Registrant and USBFS with respect to Exchange-Traded Funds, dated [ ], 2026 — to be filed by subsequent amendment
(xiv)
Securities Lending Agreement between U.S. Bank and Carillon Series Trust, dated May 15, 2019, is incorporated by reference to Post-Effective Amendment No. 98 to the Trust’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 27, 2020

	(xx)	Amended Exhibit A to Securities Lending Agreement between U.S. Bank and Carillon Series Trust, dated [ ], 2026 — to be filed by subsequent amendment
(xxi)
Form of Fund of Funds Investment Agreement among BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc., iShares U.S. ETF Trust and Carillon Series Trust, is incorporated by reference to PEA No. 104

	(xxii)	Form of Authorized Participant Agreement, is incorporated by reference to PEA No. 123
(i)		Opinion and consent of counsel — to be filed by subsequent amendment
(j)		Consent of Independent Registered Certified Public Accounting Firm — to be filed by subsequent amendment
(k)		Financial statements omitted from prospectus — none
(l)
Letter of investment intent, dated March 8, 1993, is incorporated by reference to Post-Effective Amendment No. 10 to the Trust’s Registration Statement on Form N-1A, SEC File No. 033-57986, filed previously on November 30, 1995

(m)	(i)	Class A Distribution Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93
	(ii)	Amended and Restated Schedule A to Class A Distribution Plan Pursuant to Rule 12b-1, dated January 18, 2025, is incorporated by reference to PEA No. 118
	(iii)	Class C Distribution Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93
	(iv)	Amended and Restated Schedule A to Class C Distribution Plan Pursuant to Rule 12b-1, dated January 18, 2025, is incorporated by reference to PEA No. 118
	(v)	Class I Distribution and Service Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93
	(vi)	Class R-6 Distribution and Service Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93
	(vii)	Distribution Plan Pursuant to Rule 12b-1 with respect to Exchange-Traded Funds, dated February 14, 2025, is incorporated by reference to PEA No. 123
(n)	(i)	Multiple Class Plan pursuant to Rule 18f-3, dated November 18, 2017, is incorporated by reference to PEA No. 93
(ii)
Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, dated November 19, 2021, is incorporated by reference to Post-Effective Amendment No. 102 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on January 31, 2022 (“PEA No. 102”)

	(iii)	Amended and Restated Appendix A to Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, dated January 18, 2025, is incorporated by reference to PEA No. 118

(p)	(i)	Code of Ethics for Carillon Tower, Eagle, ClariVest, Scout Investments, Chartwell, CFD and Carillon Series Trust, dated February 5, 2024, is incorporated by reference to PEA No. 118
	(ii)	Code of Ethics for Tidal, dated November 2024, is incorporated by reference to PEA No. 123

Other Exhibits
Powers of Attorney, dated December 8, 2021, is incorporated by reference to PEA No. 102
Item 29. Persons Controlled by or under Common Control with Registrant
None

Item 30. Indemnification
Article IX, Section 9.2 of the Trust’s Agreement and Declaration of Trust provides that:

(a) Subject to the exceptions and limitations contained in paragraph (b) below, every person who is or has been a Trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof. As used herein, the words “claim”, “action”, “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties expressly set forth herein; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement, (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).
(c) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the person or persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.
(d) To the maximum extent permitted by law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 9.2 shall be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 9.2; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission. The advancement of any expenses pursuant to this paragraph (d) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002 or for any other reason.
(e) Any repeal or modification of this Article IX or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article IX shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.
(f) Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 9.2 and any advancement of expenses that any Covered Person is entitled to be paid under paragraph (d) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article IX; provided that (i) any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable; and (ii) the Trustees may determine that any such liability, expense, or obligation should not be allocated to one or more Series (and Classes), and such Series or Classes shall not be liable therefor as provided under Section 3.2(a).

(g) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.
(h) Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other person. Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any person, including a Covered Person, or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX unless otherwise required under applicable law.

Article IX, Section 9.1 of the Trust’s Agreement and Declaration of Trust further provides that:
(a) Except as required by the 1940 Act, no Trustee, officer, employee or agent of the Trust shall owe any fiduciary duties to the Trust or any Series or to any Shareholder or any other person. The Trustees, officers, employees and agents of the Trust shall only have the duty to perform their respective obligations expressly set forth herein in a manner that does not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties as a Trustee, officer, employee or agent expressly set forth in this Declaration of Trust.
(b) To the extent that, at law (common or statutory) or in equity, the Trustees, officers, employees or agents of the Trust otherwise have duties (including fiduciary duties) and liabilities relating thereto, such duties (including fiduciary duties) and liabilities are eliminated and replaced by the duties and liabilities of the Trustees, officers, employees and agents of the Trust as expressly set forth herein
(c) Except as otherwise expressly set forth herein, the officers, employees and agents of the Trust shall not have any personal liability to any person other than the Trust or its Shareholders for any act, omission or obligation of the Trust or any Trustee. No officer, employee or agent of the Trust shall be liable to the Trust or its Shareholders for any act or omission or any conduct whatsoever; provided that nothing contained herein shall protect any officer, employee or agent against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties as an officer, employee or agent as expressly set forth herein.
(d) A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of his duties expressly set forth herein, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing: (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any other person, including any officer, agent, employee, independent contractor or consultant, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may rely upon advice of legal counsel or other experts and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) the Trustees shall be entitled to rely upon the records of the Trust and upon information, opinions, reports or statements presented by another Trustee or any officer, employee or agent of the Trust, or by any other person, as to matters reasonably believed to be within such person’s professional or expert competence. The appointment, designation or identification of a Trustee as an expert on any topic or in any area (including an audit committee financial expert), or any other special appointment, designation or identification of a Trustee, shall not impose on that Trustee any standard of care or liability that is greater than that imposed on him as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.
According to Article XI, Section 11.1 of the Trust’s Declaration of Trust, the Trust is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust or any Series. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Paragraph 8 of the Investment Advisory Agreement provides that Carillon Tower shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Series in connection with the matters to which the Advisory Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement. Any person, even though also an officer, partner, employee, or agent of Carillon Tower, who may be or become an officer, Board member, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Carillon Tower even though paid by it.
Paragraph 8 of the Investment Advisory Agreement with respect to the Exchange-Traded Funds provides that Carillon Tower shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Series, and its or their shareholders, in connection with the matters to which the Advisory Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement. Any person, even though also an officer, director, partner, employee, or agent of Carillon Tower, who may be or become an officer, Board member, employee or agent of the Trust shall be deemed, when rendering services to the Trust or any Series or acting in any business of the Trust or such Series, to be rendering such services to or acting solely for the Trust or such Series and not as an officer, director, partner, employee, or agent or one under the control or direction of Carillon Tower even though paid by it.

Paragraph 9 of the Subadvisory Agreements with ClariVest provides that, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to Carillon Tower, the Trust or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement. However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys’ fees) which arise or result from the Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the Subadvisory Agreement.
Paragraph 9 of the Subadvisory Agreements with Eagle provides that, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to Carillon Tower, the Trust or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services hereunder. However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys’ fees) which arise or result from the Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder.
Paragraph 9 of the Subadvisory Agreement with Scout Investments provides that, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to Carillon Tower, the Trust or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services hereunder. However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys’ fees) which arise or result from the Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder.
Paragraph 9 of the Subadvisory Agreements with Chartwell provides that, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to Carillon Tower, the Trust or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement. However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys’ fees) which arise or result from the Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the Subadvisory Agreement.
Paragraph 14 of the Subadvisory Agreement with Tidal provides that:

14.1.     The Subadviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but the Subadviser and its affiliates and their respective agents, control persons, directors, officers, employees, supervised persons and access persons shall not be liable for any action taken or omitted to be taken by the Subadviser in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which the Trust, a Fund or any shareholder of a Fund may have under any federal securities law or state law the applicability of which is not permitted to be contractually waived.
14.2.     The Subadviser shall indemnify the Trust, each Fund, the Manager and each of their respective affiliates, agents, control persons, directors, members of the Board, officers, employees and shareholders (the “Manager Indemnified Parties”) against, and hold them harmless from, any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) arises out of or is based upon: (i) any material misstatement or omission of a material fact in information regarding the Subadviser furnished in writing to the Manager by the Subadviser for use in the Registration Statement, proxy materials or reports filed with the SEC; or (ii) the willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties of the Subadviser in the performance of its duties under this Agreement (collectively, “Subadviser Disabling Conduct”).
14.3.     Notwithstanding anything to the contrary contained herein, the Subadviser, its affiliates and their respective agents, control persons, directors, partners, officers, employees, supervised persons and access persons shall not be liable to, nor shall they have any indemnity obligation to, the Manager, any Designee, their respective officers, directors, agents, employees, controlling persons or shareholders or to a Fund, Trust or their shareholders for: (i) any material misstatement or omission of a material fact in a Fund’s Prospectus, Registration Statement, proxy materials or reports filed with the SEC, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, the information furnished to the Manager by or on behalf of the Subadviser specifically for use therein; (ii) any action taken or failure to act in good faith reliance upon (A) information, instructions or requests, whether oral or written, with respect to a Fund made to the Subadviser by a duly authorized officer of the Manager, a Designee, or the Trust; (B) the advice of counsel to the Trust; or (C) any written instruction of the Board; or (iii) acts of the Subadviser which are the result of or arise from acts or omissions of the Manager or a Designee, including, but not limited to, a failure of the Manager or a Designee to provide accurate and current information with respect to any records maintained by Manager or a Designee, which records are not also maintained by the Subadviser; provided, however, that the limitations on the Subadviser’s liability and indemnification obligations described in (i) through (iii) above shall not apply with respect to, and to the extent, any portion of liability is attributable to Subadviser Disabling Conduct.
14.4.     The Subadviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results, either relative or absolute, will be achieved.
14.5.     For the avoidance of doubt, neither Fund shareholders nor the members of the Board shall be personally liable under this Agreement.
14.6.     The Manager shall indemnify the Subadviser and each of its respective affiliates, agents, control persons, directors, officers, employees and shareholders (the “Subadviser Indemnified Parties”) against, and hold them harmless from, any Losses arising out of any Proceedings in so far as such Loss (or actions with respect thereto) arises out of or is based upon: (i) any material misstatement or omission of a material fact in information regarding the Manager furnished by or on behalf of the Manager in writing for use in the Registration Statement, proxy materials or reports filed with the SEC; or (ii) the willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties of the Manager or a Designee in the performance of their respective duties under this Agreement (collectively, “Manager Disabling Conduct”).

14.7.     Notwithstanding anything to the contrary contained herein, the Manager, its affiliates and their respective agents, control persons, directors, partners, officers, employees, supervised persons and access persons shall not be liable to, nor shall they have any indemnity obligation to, any Subadviser Indemnified Party for: (i) any material misstatement or omission of a material fact in a Fund’s Prospectus, Registration Statement, proxy materials or reports filed with the SEC, to the extent such material misstatement or omission was made in reliance upon, and is consistent with, the information furnished to the Manager by or on behalf of the Subadviser specifically for use therein; (ii) any action taken or failure to act in good faith reliance upon acts or omissions of the Subadviser or which results from or is based upon acts or omissions of the Subadviser, including, but not limited to, a failure of the Subadviser to provide accurate and current information with respect to any records maintained by Subadviser; provided, however, that the limitations on the Manager’s liability and indemnification obligations described in this Section 14.7 shall not apply with respect to, and to the extent, that portion of liability that is attributable to Manager Disabling Conduct.
14.8.     The Manager shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results, either relative or absolute, will be achieved.
Paragraph 9 of the Distribution Agreement with CFD provides that the Trust agrees to indemnify, defend and hold harmless the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or directors, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect the Distributor against any liability to the Trust or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement. The Trust shall not indemnify the Distributor for certain conduct, including any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Trust for use in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement, Prospectus or Statement of Additional Information or necessary to make such information not misleading. The Distributor agrees that it shall look only to the assets of a particular Series, as applicable, and not to any other Series for satisfaction of any obligation created by this Section or otherwise arising under the Distribution Agreement.
Paragraph 6 of the Distribution Agreement with Quasar states that:
(a) The Trust agrees to indemnify and hold free and harmless the Distributor, its affiliates and each of their respective directors, officers and employees and agents and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act (any of the Distributor, its officers, employees, agents and directors or such control persons, for purposes of this paragraph, a “Distributor Indemnitee”) against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable outside counsel fees incurred in connection therewith) (“Losses”) that a Distributor Indemnitee may incur arising out of or based upon: (i) any willful misfeasance, bad faith, or gross negligence of the Trust or any Trust Indemnitee (as defined below) in connection with its duties, representations or responsibilities in this Agreement; (ii) any claim that the Registration Statement, shareholder reports, and Marketing Materials specifically approved by the Trust and an ETF Fund’s investment adviser(s) and filed or made public by or on behalf of the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein (and in the case of the Prospectus, in light of the circumstances under which they were made) not misleading under the 1933 Act, or any other statute or the common law, unless such statement or omission was made in reasonable reliance upon, and in conformity with, information furnished to the Trust, in writing, by the Distributor for use in the Registration Statement; (iii) the material breach by the Trust of any obligation, representation or warranty contained in this Agreement; or (iv) the Trust’s failure to comply in any material respect with applicable securities laws including SEC and FINRA regulations, unless such failure is related to the willful misfeasance, bad faith or gross negligence of the Distributor. The Distributor shall act in good faith and in a commercially reasonable manner to mitigate any Losses it may suffer to the extent possible.

(b) The Distributor agrees to indemnify and hold harmless the Trust and each of its Trustees and officers and any person who controls the Trust within the meaning of Section 15 of the 1933 Act (for purposes of this paragraph, the Trust and each of its Trustees and officers and its controlling persons are collectively referred to as the “Trust Indemnitees”) against any Losses arising out of or based upon (i) any willful misfeasance, bad faith or gross negligence of the Distributor or any of its Distributor Indemnitee in connection with its duties, representations or responsibilities pursuant to this Agreement; (ii) the material breach of any obligation, representation or warranty contained in this Agreement by the Distributor; (iii) the Distributor’s failure to comply in any material respect with applicable securities laws, including applicable SEC and FINRA regulations; or (iv) any allegation that the Registration Statement, shareholder reports, any information or materials relating to the ETF Funds (as described in Section 3(f)) or other information filed or made public by or on behalf of the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein (and in the case of the Prospectus, in light of the circumstances under which they were made) not misleading under the 1933 Act, or any other statute or the common law, insofar as such statement or omission was made in reasonable reliance upon, and in conformity with information furnished to the Trust, in writing, by the Distributor for use in the Registration Statement. The Trust shall act in good faith and in a commercially reasonable manner to mitigate any Losses it may suffer to the extent possible.
In no case (i) is the indemnification described in Sections 6(a) and 6(b) above provided by an indemnifying party to be deemed to protect it against any liability the indemnified party would otherwise be subject to by reason of its own willful misfeasance, bad faith, fraud or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement, or (ii) is the indemnifying party to be liable under the indemnity agreement contained in this Section with respect to any claim made against any indemnified party unless the indemnified party notifies the indemnifying party in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the indemnified party (or after the indemnified party shall have received notice of service on any designated agent).
Notwithstanding the foregoing, failure to notify the indemnifying party of any claim shall not relieve the indemnifying party from any liability that it may have to the indemnified party against whom such action is brought, on account of this Section, unless failure or delay to so notify the indemnifying party prejudices the indemnifying party’s ability to defend against such claim. The indemnifying party shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim, but if the indemnifying party elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the indemnified party. In the event that indemnifying party elects to assume the defense of any suit and retain counsel, the indemnified party shall bear the fees and expenses of any additional counsel retained by the indemnified party. If the indemnifying party does not elect to assume the defense of any suit, it will reimburse the indemnified party for the reasonable fees and expenses of any counsel retained by them. The indemnifying party agrees to notify the indemnified party promptly of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the purchase or redemption of any of the Creation Units or the Shares.
(c) No indemnified party shall settle any claim against it for which it intends to seek indemnification from the indemnifying party, under the terms of Section 6(a) or 6(b) above, without prior written notice to and consent from the indemnifying party, which consent shall not be unreasonably withheld. No indemnified or indemnifying party shall settle any claim unless the settlement contains a full release of liability with respect to the other party in respect of such action. This Section 6 shall survive the termination of this Agreement.
(d) The Trust acknowledges and agrees that as part of its duties, Distributor will negotiate and enter into AP Agreements with certain Authorized Participants for the purchase and redemption of Creation Units. The APs may insert and require that Distributor agree to certain representations, undertakings and indemnifications that are not included in the form-of AP Agreement (“Non-Standard Representations”). The Distributor will submit to the Trust or its counsel for review, comment and approval prior to execution by the Distributor, any AP Agreement with such Non-Standard Representations and any other AP Agreement containing material changes from the “form of” AP Agreement as approved by the Trust (each, a “Non-Standard AP Agreement”). For avoidance of doubt, so long as a Non-Standard AP Agreement was executed by the Distributor only in accordance with this Section 6(d), the Trust shall indemnify, defend and hold the Distributor Indemnitees harmless from and against Losses arising out of any Non-Standard AP Agreement. In no event shall anything contained herein be so construed as to protect the Distributor Indemnitees against any liability to the Trust or its shareholders to which the Distributor Indemnitees would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of Distributor’s obligations or duties under the Non-Standard AP Agreement or by reason of Distributor’s reckless disregard of its obligations or duties under the Non-Standard AP Agreement.
(e) Notwithstanding anything contained herein to the contrary, neither party shall be liable to the other party for any indirect, special or consequential damages (“Indirect Damages”); provided that the foregoing limitation shall not apply with respect to Indirect Damages arising out of or relating to that party’s fraud or willful misconduct.

Paragraph 12 of the Administration Agreement states that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Series in connection with the matters to which the Administration Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Administration Agreement. Any person, even though also an officer, partner, employee, or agent of the Administrator, who may be or become an officer, trustee, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Administrator even though paid by it.

Paragraph 12 of the Administration Agreement with respect to the Exchange-Traded Funds states that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Series, and its or their shareholders in connection with the matters to which the Administration Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Administration Agreement. Any person, even though also an officer, director, partner, employee, or agent of the Administrator, who may be or become an officer, board member, employee or agent of the Trust shall be deemed, when rendering services to the Trust or any Series or acting in any business of the Trust or such Series, to be rendering such services to or acting solely for the Trust or such Series and not as an officer, director, partner, employee, or agent or one under the control or direction of the Administrator even though paid by it.

Section 6.A. of the Sub-Administration Servicing Agreement with USBFS, dated August 31, 2015, provides that USBFS shall at all times act in good faith and exercise reasonable care and due diligence in the performance of its duties under this Agreement. USBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by Carillon Tower in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’ reasonable control, except a loss arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if USBFS has acted in good faith and exercised reasonable care and due diligence in the performance of its duties under this Agreement, Carillon Tower shall indemnify and hold harmless USBFS from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of Carillon Tower, or any duly authorized officer of a Trust approved by the Trust’s Board of Trustees, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement. This indemnity shall be a continuing obligation of Carillon Tower, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “USBFS” shall include USBFS’ directors, officers and employees USBFS shall indemnify and hold Carillon Tower harmless from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that Carillon Tower may sustain or incur or that may be asserted against Carillon Tower by any person arising out of or related to any action taken or omitted to be taken by USBFS as a result of USBFS’ refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services provided by USBFS misappropriated, infringes and/or violates and/or Carillon Tower’s or Trusts’ use of USBFS’ services in accordance with the terms of this Agreement constitutes a misappropriation, infringement and/or violation of any intellectual property rights of any party. This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “Carillon Tower” shall include its directors, officers and employees.
Neither party to this Agreement shall be liable to the other party for consequential, special or punitive damages under any provision of this Agreement.
Section 6 of the Sub-Administration Servicing Agreement with USBFS with respect to the Exchange-Traded Funds, provides that:
A.
USBFS shall exercise reasonable care in the performance of its duties under this Agreement.  USBFS nor any of its affiliates shall be liable for any error of judgment; mistake of law; fraud or misconduct by the Administrator; or for any loss suffered by the Administrator in connection with USBFS’ duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’ control, except a loss arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement (other than where such compliance would violate applicable law) or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement.  Notwithstanding any other provision of this Agreement, if USBFS has exercised reasonable care in the performance of its duties under this Agreement, the Administrator shall indemnify and hold harmless USBFS and its affiliates from and against any and all claims, demands, losses, expenses, and liabilities of any and every nature (including reasonable attorneys’ fees) that USBFS or its affiliates may sustain or incur or that may be asserted against USBFS or its affiliates by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of the Administrator, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement (other than where such compliance would violate applicable law) or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement.  This indemnity shall be a continuing obligation of the Administrator, its successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the term “USBFS” shall include USBFS’ directors, officers and employees.

USBFS and its affiliates shall indemnify and hold the Administrator harmless from and against any and all claims, demands, losses, expenses, and liabilities of any and every nature (including reasonable attorneys’ fees) that the Administrator may sustain or incur or that may be asserted against the Administrator by any person arising out of or related to any action taken or omitted to be taken by USBFS or its affiliates as a result of USBFS’ or its affiliates’ refusal or failure to comply with the terms of this Agreement, or from USBFS’ or its affiliates’ bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement.  This indemnity shall be a continuing obligation of USBFS and its affiliates, their successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the term “Administrator” shall include the Administrator’s trustees, officers and employees.
In no case shall either party be liable to the other for (i) any special, indirect or consequential damages, loss of profits or goodwill (even if advised of the possibility of such), or (ii) any delay by reason of circumstances beyond its control, including acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdown, flood or catastrophe, acts of God, insurrection, war, riots, or failure beyond its control of transportation or power supply.
In the event of a mechanical breakdown or failure of communication or power supplies beyond its reasonable control, USBFS shall take all reasonable steps to minimize service interruptions for any period that such interruption continues.  USBFS shall as promptly as possible under the circumstances notify the Administrator in the event of any service interruption that impacts USBFS’ services under this Agreement.  USBFS will make every reasonable effort to restore any lost or damaged data and correct any errors resulting from such a breakdown at the expense of USBFS as soon as practicable.  USBFS agrees that it shall, at all times, have reasonable business continuity and disaster recovery contingency plans with appropriate parties, making reasonable provision for emergency use of electrical data processing equipment to the extent appropriate equipment is available.  Representatives of the Administrator shall be entitled to inspect USBFS’ premises and operating capabilities and the books and records maintained on behalf of the Administrator at any time during regular business hours of USBFS, upon reasonable notice to USBFS.  Moreover, USBFS shall provide the Administrator, at such times as the Administrator may reasonably require, copies of reports rendered by independent accountants on the internal controls and procedures of USBFS relating to the services provided by USBFS under this Agreement.

Notwithstanding the above, USBFS reserves the right to reprocess and correct administrative errors at its own expense. USBFS shall promptly notify the Administrator upon discovery of any administrative error and shall consult with the Administrator about the actions it intends to take to correct the error prior to taking such actions.
B.
In order that the indemnification provisions contained in this section shall apply, it is understood that if in any case the indemnitor may be asked to indemnify or hold the indemnitee harmless, the indemnitor shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the indemnitee will use all reasonable care to notify the indemnitor promptly concerning any situation that presents or appears likely to present the probability of a claim for indemnification. The indemnitor shall have the option to defend the indemnitee against any claim that may be the subject of this indemnification.  In the event that the indemnitor so elects, it will so notify the indemnitee and thereupon the indemnitor shall take over complete defense of the claim, and the indemnitee shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this section.  The indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnitor will be asked to indemnify the indemnitee except with the indemnitor’s prior written consent.

C.	The indemnity and defense provisions set forth in this section shall indefinitely survive the termination and/or assignment of this Agreement.
D.	If USBFS is acting in another capacity for the Administrator pursuant to a separate agreement, nothing herein shall be deemed to relieve USBFS of any of its obligations in such other capacity.
E.
In conjunction with the tax services provided to the Fund by USBFS hereunder, USBFS shall not be deemed to act as an income tax return preparer for any purpose including as such term is defined under Section 7701(a)(36) of the IRC, or any successor thereof.  Any information provided by USBFS to a Fund for income tax reporting purposes with respect to any item of income, gain, loss, or credit will be performed solely in USBFS’ administrative capacity. USBFS shall not be required to determine, and shall not take any position with respect to whether, the reasonable belief standard described in Section 6694 of the IRC has been satisfied with respect to any income tax item.  Each Fund, and any appointees thereof, shall have the right to inspect the transaction summaries produced and aggregated by USBFS, and any supporting documents thereto, in connection with the tax reporting services provided to each Fund by USBFS.  USBFS shall not be liable for the provision or omission of any tax advice with respect to any information provided by USBFS to a Fund. The tax information provided by USBFS shall be pertinent to the data and information made available to USBFS, and is neither derived from nor construed as tax advice.

Section  9.01 of the Custody Agreement with U.S. Bank, dated August 31, 2015, provides that the Custodian shall act on good faith and exercise reasonable care and diligence such as a person having responsibility for the provision of such services to a management investment company, registered under the 1940 Act would exercise in the performance of its duties under this Agreement. The Custodian shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trusts in connection with its duties under this Agreement, except a loss arising out of or relating to the Custodian’s (or a Sub-Custodian’s) refusal or failure to comply with the terms of this Agreement (or any sub-custody agreement) or from its (or a Sub-Custodian’s) bad faith, negligence or willful misconduct in the performance of its duties under this Agreement (or any sub-custody agreement). The Custodian shall be entitled to rely on and may act upon advice of counsel on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. The Custodian shall promptly notify the Trusts of any action taken or omitted by the Custodian pursuant to advice of counsel.
Article X of the Custody Agreement with U.S. Bank with respect to the Exchange-Traded Funds, provides that

10.01    Indemnification by Trust.  The Trust shall indemnify and hold harmless the Custodian, any Sub-Custodian and any nominee thereof (each, an “Indemnified Party” and collectively, the “Indemnified Parties”) from and against any and all claims, demands, losses, reasonable expenses and liabilities of any and every nature (including reasonable attorneys' fees) that an Indemnified Party may sustain or incur or that may be asserted against an Indemnified Party by any person arising directly or indirectly (i) from the fact that Securities are registered in the name of any such nominee, (ii) from any action taken or omitted to be taken by the Custodian or such Sub-Custodian (a) at the request or direction of or in reliance on the advice of the Trust, or (b) upon Written Instructions, or (iii) from the performance of its obligations under this Agreement or any sub-custody agreement, provided that neither the Custodian nor any such Sub-Custodian shall be indemnified and held harmless from and against any such claim, demand, loss, expense or liability arising out of or relating to its refusal or failure to comply with the terms of this Agreement (or any sub-custody agreement), or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement (or any sub-custody agreement), or from any allegations that the Trust misappropriates, infringes and/or violates any intellectual property right of any party.  This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the terms “Custodian” and “Sub-Custodian” shall include their respective directors, officers and employees.
10.02    Indemnification by Custodian.  The Custodian shall indemnify and hold harmless the Trust from and against any and all claims, demands, losses, expenses, and liabilities of any and every nature (including reasonable attorneys’ fees) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising directly or indirectly out of any action taken or omitted to be taken by an Indemnified Party as a result of the Indemnified Party’s refusal or failure to comply with the terms of this Agreement (or any sub-custody agreement), or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement (or any sub-custody agreement), or from any allegations that the services provided by the Custodian misappropriate, infringe and/or violate any intellectual property right of any party.  This indemnity shall be a continuing obligation of the Custodian, its successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the term “Trust” shall include the Trust’s trustees, officers and employees.
10.03    Security.  If the Custodian advances cash or Securities to a Fund for any purpose, either at the Trust's request or as otherwise contemplated in this Agreement, or in the event that the Custodian or its nominee incurs, in connection with its performance under this Agreement, any claim, demand, loss, expense or liability (including reasonable attorneys' fees) (except such as may arise from its or its nominee's bad faith, negligence or willful misconduct), then, in any such event, any property at any time held for the account of a Fund shall be security therefor, and should a Fund fail promptly to repay or indemnify the Custodian within 30 days of the parties’ agreement as to the amount owed, the Custodian shall be entitled to utilize available cash of such Fund and to dispose of other assets of such Fund to the extent necessary to obtain reimbursement or indemnification.
10.04    Miscellaneous.
Neither party to this Agreement shall be liable to the other party for consequential, special or punitive damages under any provision of this Agreement.
The indemnity provisions of this Article shall indefinitely survive the termination and/or assignment of this Agreement.
In order that the indemnification provisions contained in this Article X shall apply, it is understood that if in any case the indemnitor may be asked to indemnify or hold the indemnitee harmless, the indemnitor shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the indemnitee will use all reasonable care to notify the indemnitor promptly concerning any situation that presents or appears likely to present the probability of a claim for indemnification. The indemnitor shall have the option to defend the indemnitee against any claim that may be the subject of this indemnification.  In the event that the indemnitor so elects, it will so notify the indemnitee and thereupon the indemnitor shall take over complete defense of the claim, and the indemnitee shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this Article X.  The indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnitor will be asked to indemnify the indemnitee except with the indemnitor’s prior written consent.

Section 7.A. of the Transfer Agent Servicing Agreement with USBFS, dated August 31, 2015, provides that USBFS shall at all times act in good faith and exercise reasonable care and due diligence in the performance of its duties under this Agreement. USBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trusts in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’s reasonable control, except a loss arising out of or relating to USBFS’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if USBFS acted in good faith and exercised reasonable care and due diligence in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless USBFS from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of the Trust, as approved by its Board of Trustees (the “Board of Trustees”), except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement. This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “USBFS” shall include USBFS’s directors, officers and employees.
USBFS shall indemnify and hold the Trust harmless from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising out of or related to any action taken or omitted to be taken by USBFS as a result of USBFS’s refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services provided by USBFS misappropriated, infringes and/or violates and/or the Trust’s use of the USBFS services in accordance with the terms of this Agreement constitutes a misappropriation, infringement and/or violation of any intellectual property right of any party. This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “Trust” shall include the Carillon Family of Funds’ trustees, officers and employees.
Neither party to this Agreement shall be liable to the other party for consequential, special or punitive damages under any provision of this Agreement.
Section 7 of the Transfer Agent Servicing Agreement with USBFS with respect to the Exchange-Traded Funds, provides that:
A.     USBFS shall exercise reasonable care in the performance of its duties under this Agreement. Neither USBFS nor any of its affiliates shall be liable for any error of judgment; mistake of law; fraud or misconduct by the Trust or any Fund; or for any loss suffered by the Trust, or a Fund, in connection with USBFS’ duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’ control, except a loss arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement (other than where such compliance would violate applicable law) or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement.  Notwithstanding any other provision of this Agreement, if USBFS has exercised reasonable care in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless USBFS and its affiliates from and against any and all claims, demands, losses, expenses, and liabilities of any and every nature (including reasonable attorneys’ fees) that USBFS or its affiliates may sustain or incur or that may be asserted against USBFS or its affiliates by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of the Trust, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement (other than where such compliance would violate applicable law) or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement.  This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the term “USBFS” shall include USBFS’ directors, officers and employees.

USBFS and its affiliates shall indemnify and hold the Trust harmless from and against any and all claims, demands, losses, expenses, and liabilities of any and every nature (including reasonable attorneys’ fees) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising out of or related to any action taken or omitted to be taken by USBFS or its affiliates as a result of USBFS’ or its affiliates’ refusal or failure to comply with the terms of this Agreement, or from USBFS’ or its affiliates’ bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement.  This indemnity shall be a continuing obligation of USBFS and its affiliates, their successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the term “Trust” shall include the Trust’s trustees, officers and employees.
In no case shall either party be liable to the other for (i) any special, indirect or consequential damages, loss of profits or goodwill (even if advised of the possibility of such), or (ii) any delay by reason of circumstances beyond its control, including acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdown, flood or catastrophe, acts of God, insurrection, war, riots, or failure beyond its control of transportation or power supply.
In the event of a mechanical breakdown or failure of communication or power supplies beyond its control, USBFS shall take all reasonable steps to minimize service interruptions for any period that such interruption continues.  USBFS shall as promptly as possible under the circumstances notify the Trust in the event of any service interruption that impacts USBFS’ services under this Agreement.  USBFS will make every reasonable effort to restore any lost or damaged data and correct any errors resulting from such a breakdown at the expense of USBFS as soon as practicable.  USBFS agrees that it shall, at all times, have reasonable business continuity and disaster recovery contingency plans with appropriate parties, making reasonable provision for emergency use of electrical data processing equipment to the extent appropriate equipment is available.  Representatives of the Trust shall be entitled to inspect USBFS’ premises and operating capabilities and the books and records maintained on behalf of the Trust at any time during regular business hours of USBFS, upon reasonable notice to USBFS.  Moreover, USBFS shall provide the Trust, at such times as the Trust may reasonably require, copies of reports rendered by independent accountants on the internal controls and procedures of USBFS relating to the services provided by USBFS under this Agreement.
Notwithstanding the above, USBFS reserves the right to reprocess and correct administrative errors at its own expense.  USBFS shall promptly notify the Trust upon discovery of any administrative error, and shall consult with the Trust about the actions it intends to take to correct the error prior to taking such actions.
B.     In order that the indemnification provisions contained in this section shall apply, it is understood that if in any case the indemnitor may be asked to indemnify or hold the indemnitee harmless, the indemnitor shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the indemnitee will use all reasonable care to notify the indemnitor promptly concerning any situation that presents or appears likely to present the probability of a claim for indemnification.  The indemnitor shall have the option to defend the indemnitee against any claim that may be the subject of this indemnification.  In the event that the indemnitor so elects, it will so notify the indemnitee and thereupon the indemnitor shall take over complete defense of the claim, and the indemnitee shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this section.  The indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnitor will be asked to indemnify the indemnitee except with the indemnitor’s prior written consent.
C.     The indemnity and defense provisions set forth in this section shall indefinitely survive the termination and/or assignment of this Agreement.
D.    If USBFS is acting in another capacity for the Trust pursuant to a separate agreement, nothing herein shall be deemed to relieve USBFS of any of its obligations in such other capacity.
Section 9.A of the Fund Accounting Services Agreement with USBFS, dated August 31, 2015, provides that USBFS shall at all times act in good faith and exercise reasonable care and due diligence in the performance of its duties under this Agreement. Neither USBFS nor its suppliers shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trusts or any third party in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’ reasonable control, except a loss arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement or its suppliers’ bad faith, negligence, or willful misconduct. Notwithstanding any other provision of this Agreement, if USBFS acted in good faith and exercised reasonable care and due diligence in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless USBFS and its suppliers from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of or related to (X) any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of the Trust, as approved by its Board of Trustees, or (Y) the Data, or any information, service, report, analysis or publication derived therefrom, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement or its suppliers’ bad faith, negligence, or willful misconduct. This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “USBFS” shall include USBFS’ directors, officers and employees.

The Trust acknowledges that the Data are intended for use as an aid to institutional investors, registered brokers or professionals of similar sophistication in making informed judgments concerning securities. The Trust accepts responsibility for, and acknowledges it exercises its own independent judgment in, its selection of the Data, its selection of the use or intended use of such, and any results obtained. Nothing contained herein shall be deemed to be a waiver of any rights existing under applicable law for the protection of investors.
USBFS shall indemnify and hold the Trust harmless from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising out of or related to any action taken or omitted to be taken by USBFS as a result of USBFS’ refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services or Data provided by USBFS misappropriated, infringes and/or violates and/or the Trust’s use of the services or Data provided by USBFS in accordance with the terms of this Agreement constitutes a misappropriation infringement and/or violation of any intellectual property right of any party. This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “Trust” shall include the Carillon Family of Funds’ trustees, officers and employees.
Section 9 of the Fund Accounting Servicing Agreement with USBFS with respect to the Exchange-Traded Funds, provides that
A.     USBFS shall exercise reasonable care in the performance of its duties under this Agreement.  Neither USBFS nor any of its affiliates shall be liable for any error of judgment; mistake of law; fraud or misconduct by the Trust or any Fund; or for any loss suffered by the Trust or a Fund in connection with USBFS’ duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’ control, except a loss arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement (other than where such compliance would violate applicable law) or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement.  Notwithstanding any other provision of this Agreement, if USBFS has exercised reasonable care in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless USBFS and its affiliates from and against any and all claims, demands, losses, expenses, and liabilities of any and every nature (including reasonable attorneys’ fees) that USBFS or its affiliates may sustain or incur or that may be asserted against USBFS or its affiliates by any person arising out of or related to (X) any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of the Trust, as approved by the Board of Trustees of the Trust, or (Y) the Data, or any information, service, report, analysis or publication derived therefrom, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement (other than where such compliance would violate applicable law) or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement.  This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the term “USBFS” shall include USBFS’ directors, officers and employees.

The Trust acknowledges that the Data is intended for use as an aid to institutional investors, registered brokers or professionals of similar sophistication in making informed judgments concerning securities.  The Trust accepts responsibility for, and acknowledges it exercises its own independent judgment in, its selection of the Data, its selection of the use or intended use of such, and any results obtained.  Nothing contained herein shall be deemed to be a waiver of any rights existing under applicable law for the protection of investors.
USBFS and its affiliates shall indemnify and hold the Trust harmless from and against any and all claims, demands, losses, expenses, and liabilities of any and every nature (including reasonable attorneys' fees) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising out of or related to any action taken or omitted to be taken by USBFS or its affiliates as a result of USBFS’ or its affiliates’ refusal or failure to comply with the terms of this Agreement, or from USBFS’ or its affiliates’ bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement.  This indemnity shall be a continuing obligation of USBFS and its affiliates, their successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the term “Trust” shall include the Trust’s trustees, officers and employees.
In the event of a mechanical breakdown or failure of communication or power supplies beyond its reasonable control, USBFS shall take all reasonable steps to minimize service interruptions for any period that such interruption continues.  USBFS shall as promptly as possible under the circumstances notify the Trust in the event of any service interruption that impacts USBFS’ services under this Agreement.  USBFS will make every reasonable effort to restore any lost or damaged data and correct any errors resulting from such a breakdown at the expense of USBFS as soon as practicable.  USBFS agrees that it shall, at all times, have reasonable business continuity and disaster recovery contingency plans with appropriate parties, making reasonable provision for emergency use of electrical data processing equipment to the extent appropriate equipment is available.  Representatives of the Trust shall be entitled to inspect USBFS’ premises and operating capabilities and the books and records maintained on behalf of the Trust at any time during regular business hours of USBFS, upon reasonable notice to USBFS.  Moreover, USBFS shall provide the Trust, at such times as the Trust may reasonably require, copies of reports rendered by independent accountants on the internal controls and procedures of USBFS relating to the services provided by USBFS under this Agreement.
Notwithstanding the above, USBFS reserves the right to reprocess and correct administrative errors at its own expense.  USBFS shall promptly notify the Trust upon discovery of any administrative error and shall consult with the Trust about the actions it intends to take to correct the error prior to taking such actions.
In no case shall either party be liable to the other for (i) any special, indirect or consequential damages, loss of profits or goodwill (even if advised of the possibility of such); (ii) any delay by reason of circumstances beyond its control, including acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdown, flood or catastrophe, acts of God, insurrection, war, riots, or failure beyond its control of transportation or power supply; or (iii) any claim that arose more than one year prior to the institution of suit therefor.
B.     In order that the indemnification provisions contained in this section shall apply, it is understood that if in any case the indemnitor may be asked to indemnify or hold the indemnitee harmless, the indemnitor shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the indemnitee will use all reasonable care to notify the indemnitor promptly concerning any situation that presents or appears likely to present the probability of a claim for indemnification.  The indemnitor shall have the option to defend the indemnitee against any claim that may be the subject of this indemnification.  In the event that the indemnitor so elects, it will so notify the indemnitee and thereupon the indemnitor shall take over complete defense of the claim, and the indemnitee shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this section.  The indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnitor will be asked to indemnify the indemnitee except with the indemnitor’s prior written consent.
C.     The indemnity and defense provisions set forth in this Section 9 shall indefinitely survive the termination and/or assignment of this Agreement.

D.     If USBFS is acting in another capacity for the Trust pursuant to a separate agreement, nothing herein shall be deemed to relieve USBFS of any of its obligations in such other capacity.

Item 31.
I. Business and Other Connections of Investment Adviser
Carillon Tower Advisers, Inc. (“Carillon Tower”) is a Florida corporation and a registered investment adviser that offers investment management services. Carillon Tower provides investment advisory services to all Funds of the Trust. Carillon Tower’s offices are located at 880 Carillon Parkway, St. Petersburg, Florida 33716. Information as to the directors and officers of Carillon Tower is included in its current Form ADV filed with the SEC (File No. 801-100356). Raymond James Financial, Inc. (“RJF”) owns all shares of stock of Carillon Tower.
II. Business and Other Connections of Subadvisers
ClariVest Asset Management LLC (“ClariVest”), 3611 Valley Centre Drive, Suite 100, San Diego, CA 92130, is a Delaware limited liability company that offers subadvisory services and is a registered investment adviser. ClariVest provides subadvisory services to Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund and RJ ClariVest Capital Appreciation ETF. Information as to the officers and directors of ClariVest is included in the current Form ADV filed with the SEC (File No. 801-66386).  Eagle (as defined below) owns all shares of stock of ClariVest.
Eagle Asset Management, Inc. (“Eagle”), 880 Carillon Parkway, St. Petersburg, Florida 33716, is a Florida corporation and a registered investment adviser that offers subadvisory services. Eagle provides subadvisory services to Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, RJ Eagle Municipal Income ETF, RJ Eagle Vertical Income ETF, and RJ Eagle GCM Dividend Select Income ETF. Information as to the officers and directors of Eagle is included in its current Form ADV filed with the SEC (File No. 801-21343). RJF owns all shares of stock of Eagle.
Scout Investments, Inc. (“Scout Investments”), 1201 Walnut Street, 21st Floor, Kansas City, MO 64106, is a Missouri corporation and a registered investment adviser that offers investment advisory and subadvisory services. Scout Investments provides subadvisory services to Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Scout Mid Cap Fund and Carillon Reams Unconstrained Bond Fund. Information as to the officers and directors of Scout Investments is included in its current Form ADV filed with the SEC (File No. 801-60188). RJF owns all shares of stock of Scout Investments.
Chartwell Investment Partners (“Chartwell”), 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, is a Pennsylvania limited liability company and SEC registered investment adviser that offers subadvisory services to open-end and closed-end funds as well as investment advisory services to institutional and high net worth clients. Chartwell provides subadvisory services to Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Fund, Carillon Chartwell Small Cap Growth Fund, Carillon Chartwell Small Cap Value Fund, Carillon Chartwell Real Income Fund, Carillon Chartwell Short Duration High Yield Fund and RJ Chartwell Premium Income ETF. Information as to the officers and directors of Chartwell is included in the current Form ADV filed with the SEC (File No. 801-54124). RJF owns all shares of stock of Chartwell.
Tidal Investments LLC (“Tidal”), 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204 is a Florida limited liability corporation and SEC registered investment adviser that offers investment advisory and subadvisory services. Tidal provides subadvisory services to RJ Chartwell Premium Income ETF, RJ Eagle GCM Dividend Select Income ETF and RJ ClariVest Capital Appreciation ETF. Information as to the officers and directors of Tidal is included in its current Form ADV filed with the SEC (File No. 801-76857).
Item 32. Principal Underwriter
(a)(1) CFD, 880 Carillon Parkway, St. Petersburg, Florida 33716, is a principal underwriter for the Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout Mid Cap Fund, Carillon

Chartwell Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Reams Unconstrained Bond Fund, Carillon Chartwell Real Income Fund, Carillon Chartwell Short Duration High Yield Fund, Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Growth Fund and Carillon Chartwell Small Cap Value Fund. Eagle owns all shares of stock of CFD.

(a)(2) Quasar, 190 Middle Street, Suite 301, Portland, ME 04101, is a principal underwriter for the RJ Chartwell Premium Income ETF, RJ ClariVest Capital Appreciation ETF, RJ Eagle Municipal Income ETF, RJ Eagle Vertical Income ETF and RJ Eagle GCM Dividend Select Income ETF. Quasar serves as the principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Abacus FCF ETF Trust
2.	Advisor Managed Portfolios
3.	Antares Private Credit Fund
4.	Capital Advisors Growth Fund, Series of Advisors Series Trust
5.	Chase Growth Fund, Series of Advisors Series Trust
6.	Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
7.	Edgar Lomax Value Fund, Series of Advisors Series Trust
8.	First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust
9.	First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
10.	Huber Large Cap Value Fund, Series of Advisors Series Trust
11.	Huber Mid Cap Value Fund, Series of Advisors Series Trust
12.	Huber Select Large Cap Value Fund, Series of Advisors Series Trust
13.	Huber Small Cap Value Fund, Series of Advisors Series Trust
14.	Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
15.	Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust
16.	Medalist Partners Short Duration Fund, Series of Advisors Series Trust
17.	O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
18.	PIA BBB Bond Fund, Series of Advisors Series Trust
19.	PIA High Yield (MACS) Fund, Series of Advisors Series Trust
20.	PIA High Yield Fund, Series of Advisors Series Trust
21.	PIA MBS Bond Fund, Series of Advisors Series Trust
22.	PIA Short-Term Securities Fund, Series of Advisors Series Trust
23.	Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
24.	Poplar Forest Partners Fund, Series of Advisors Series Trust
25.	Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
26.	Pzena International Small Cap Value Fund, Series of Advisors Series Trust
27.	Pzena International Value Fund, Series of Advisors Series Trust
28.	Pzena Mid Cap Value Fund, Series of Advisors Series Trust
29.	Pzena Small Cap Value Fund, Series of Advisors Series Trust
30.	Reverb ETF, Series of Advisors Series Trust
31.	Scharf ETF, Series of Advisors Series Trust
32.	Scharf Global Opportunity ETF, Series of Advisors Series Trust
33.	Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
34.	Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
35.	Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
36.	The Aegis Funds
37.	Allied Asset Advisors Funds
38.	Angel Oak Funds Trust
39.	Angel Oak Strategic Credit Fund
40.	Brookfield Infrastructure Income Fund Inc.
41.	Brookfield Investment Funds
42.	Buffalo Funds
43.	DoubleLine Funds Trust
44.	EA Series Trust (f/k/a Alpha Architect ETF Trust)
45.	AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
46.	AAM Brentview Dividend Growth ETF, Series of ETF Series Solutions

47.	AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
48.	AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
49.	AAM Sawgrass U.S. Large Cap Quality Growth ETF, Series of ETF Series Solutions
50.	AAM Sawgrass U.S. Small Cap Quality Growth ETF, Series of ETF Series Solutions
51.	AAM SLC Low Duration Income ETF, Series of ETF Series Solutions
52.	AAM Todd International Intrinsic Value ETF, Series of ETF Series Solutions
53.	AAM Transformers ETF, Series of ETF Series Solutions
54.	Acquirers Deep Value ETF, Series of ETF Series Solutions
55.	Aptus Collared Investment Opportunity ETF, Series of ETF Series Solutions
56.	Aptus Deferred Income ETF, Series of ETF Series Solutions
57.	Aptus Defined Risk ETF, Series of ETF Series Solutions
58.	Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
59.	Aptus Enhanced Yield ETF, Series of ETF Series Solutions
60.	Aptus International Enhanced Yield ETF, Series of ETF Series Solutions
61.	Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions
62.	Aptus Large Cap Upside ETF, Series of ETF Series Solutions
63.	Bahl & Gaynor Dividend ETF, Series of ETF Series Solutions
64.	Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions
65.	Bahl & Gaynor Small Cap Dividend ETF, Series of ETF Series Solutions
66.	BTD Capital Fund, Series of ETF Series Solutions
67.	Carbon Strategy ETF, Series of ETF Series Solutions
68.	ClearShares OCIO ETF, Series of ETF Series Solutions
69.	ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
70.	ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
71.	Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
72.	Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
73.	Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
74.	ETFB Green SRI REITs ETF, Series of ETF Series Solutions
75.	Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
76.	Hoya Capital Housing ETF, Series of ETF Series Solutions
77.	LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
78.	LHA Market State Tactical Q ETF, Series of ETF Series Solutions
79.	LHA Risk-Managed Income ETF, Series of ETF Series Solutions
80.	McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
81.	NETLease Corporate Real Estate ETF, Series of ETF Series Solutions
82.	Opus Small Cap Value ETF, Series of ETF Series Solutions
83.	The Acquirers Fund, Series of ETF Series Solutions
84.	The Brinsmere Fund - Conservative ETF, Series of ETF Series Solutions
85.	The Brinsmere Fund - Growth ETF, Series of ETF Series Solutions
86.	U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
87.	U.S. Global JETS ETF, Series of ETF Series Solutions
88.	U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
89.	U.S. Global Technology and Aerospace & Defense ETF, Series of ETF Series Solutions
90.	US Vegan Climate ETF, Series of ETF Series Solutions
91.	Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
92.	Vest 2 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
93.	First American Funds Trust
94.	FundX Investment Trust
95.	The Glenmede Fund, Inc.
96.	The GoodHaven Funds Trust
97.	Harding, Loevner Funds, Inc.
98.	Hennessy Funds Trust
99.	Horizon Funds
100.	Hotchkis & Wiley Funds
101.	Intrepid Capital Management Funds Trust
102.	Jacob Funds Inc.

103.	The Jensen Quality Growth Fund Inc.
104.	Kirr, Marbach Partners Funds, Inc.
105.	Core Alternative ETF, Series of Listed Funds Trust
106.	Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
107.	Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
108.	LKCM Funds
109.	LoCorr Investment Trust
110.	MainGate Trust
111.	ATAC Rotation Fund, Series of Managed Portfolio Series
112.	Coho Relative Value Equity Fund, Series of Managed Portfolio Series
113.	Coho Relative Value ESG Fund, Series of Managed Portfolio Series
114.	Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
115.	Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series
116.	Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
117.	Kensington Active Advantage Fund, Series of Managed Portfolio Series
118.	Kensington Defender Fund, Series of Managed Portfolio Series
119.	Kensington Dynamic Allocation Fund, Series of Managed Portfolio Series
120.	Kensington Hedged Premium Income ETF, Series of Managed Portfolio Series
121.	Kensington Managed Income Fund, Series of Managed Portfolio Series
122.	LK Balanced Fund, Series of Managed Portfolio Series
123.	Leuthold Core ETF, Series of Managed Portfolio Series
124.	Leuthold Core Investment Fund, Series of Managed Portfolio Series
125.	Leuthold Global Fund, Series of Managed Portfolio Series
126.	Leuthold Grizzly Short Fund, Series of Managed Portfolio Series
127.	Leuthold Select Industries ETF, Series of Managed Portfolio Series
128.	Muhlenkamp Fund, Series of Managed Portfolio Series
129.	Nuance Concentrated Value Fund, Series of Managed Portfolio Series
130.	Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
131.	Olstein All Cap Value Fund, Series of Managed Portfolio Series
132.	Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series
133.	Port Street Quality Growth Fund, Series of Managed Portfolio Series
134.	Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
135.	Reinhart International PMV Fund, Series of Managed Portfolio Series
136.	Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
137.	Tremblant Global ETF, Series of Managed Portfolio Series
138.	Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
139.	Hood River International Opportunity Fund, Series of Manager Directed Portfolios
140.	Hood River New Opportunities Fund, Series of Manager Directed Portfolios
141.	Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
142.	SanJac Alpha Core Plus Bond ETF, Series of Manager Directed Portfolios
143.	SanJac Alpha Low Duration ETF, Series of Manager Directed Portfolios
144.	SWP Growth & Income ETF, Series of Manager Directed Portfolios
145.	Vert Global Sustainable Real Estate ETF, Series of Manager Directed Portfolios
146.	Mason Capital Fund Trust
147.	Matrix Advisors Funds Trust
148.	Monetta Trust
149.	Nicholas Equity Income Fund, Inc.
150.	Nicholas Fund, Inc.
151.	Nicholas II, Inc.
152.	Nicholas Limited Edition, Inc.
153.	Oaktree Diversified Income Fund Inc.
154.	Permanent Portfolio Family of Funds
155.	Perritt Funds, Inc.
156.	Procure ETF Trust II
157.	Professionally Managed Portfolios
158.	Prospector Funds, Inc.

159.	Provident Mutual Funds, Inc.
160.	Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
161.	Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
162.	Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
163.	Aquarius International Fund, Series of The RBB Fund, Inc.
164.	Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
165.	Boston Partners Emerging Markets Dynamic Equity Fund, Series of The RBB Fund, Inc.
166.	Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
167.	Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
168.	Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
169.	Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
170.	Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
171.	Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
172.	F/m 10-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
173.	F/m 2-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
174.	F/m 3-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
175.	F/m Compoundr High Yield Bond ETF, Series of The RBB Fund, Inc.
176.	F/m Compoundr U.S. Aggregate Bond ETF, Series of The RBB Fund, Inc.
177.	F/m Emerald Life Sciences Innovation ETF, Series of The RBB Fund, Inc.
178.	F/m High Yield 100 ETF, Series of The RBB Fund, Inc.
179.	F/m Investments Large Cap Focused Fund Series of The RBB Fund, Inc.
180.	F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.
181.	F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF Series of The RBB Fund, Inc.
182.	F/m US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
183.	F/m US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
184.	F/m US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
185.	F/m US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
186.	F/m US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
187.	F/m US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
188.	F/m US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
189.	F/m US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
190.	F/m US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
191.	F/m US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
192.	Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
193.	Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
194.	Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
195.	Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
196.	Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
197.	Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
198.	Oakhurst Fixed Income Fund, Series of The RBB Fund, Inc.
199.	Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
200.	SGI Dynamic Tactical ETF, Series of The RBB Fund, Inc.
201.	SGI Enhanced Core ETF, Series of The RBB Fund, Inc.
202.	SGI Enhanced Global Income ETF, Series of The RBB Fund, Inc.
203.	SGI Enhanced Market Leaders ETF, Series of The RBB Fund, Inc.
204.	SGI Global Equity Fund, Series of The RBB Fund, Inc.
205.	SGI Peak Growth Fund, Series of The RBB Fund, Inc.
206.	SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
207.	SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
208.	SGI U.S. Large Cap Core ETF, Series of The RBB Fund, Inc.
209.	SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
210.	WPG Partners Select Hedged Fund, Series of The RBB Fund, Inc.
211.	WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
212.	WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
213.	The RBB Fund Trust
214.	RBC Funds Trust

215.	Rockefeller Municipal Opportunities Fund
216.	SEG Partners Long/Short Equity Fund
217.	Series Portfolios Trust
218.	Tax-Exempt Private Credit Fund, Inc.
219.	Thompson IM Funds, Inc.
220.	Tortoise Capital Series Trust
221.	Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
222.	Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
223.	CrossingBridge Low Duration High Income Fund, Series of Trust for Professional Managers
224.	CrossingBridge Nordic High Income Bond Fund, Series of Trust for Professional Managers
225.	CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
226.	CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
227.	RiverPark Strategic Income Fund, Series of Trust for Professional Managers
228.	Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
229.	Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
230.	Jensen Quality MidCap Fund, Series of Trust for Professional Managers
231.	Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
232.	Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers
233.	USQ Core Real Estate Fund
234.	Wall Street EWM Funds Trust

(b)(1) The directors and officers of CFD are:

Name	Position with Underwriter	Position with Registrant
Susan Walzer	Senior Vice President, Fund Administration, Director	President & PEO

Jordan Lillian	Chief Executive Officer and President, Principal Operations Officer, Assistant AML and OFAC Sanctions Officer, Compliance Officer, Privacy Officer, Director	None

Bryan Gervais	Chief Financial Officer, Director, Financial and Operations Principal	None

Tsvetelina Georgiev	Chief Compliance Officer, Vice President	None

Damian Sousa	Director	None

Michael Scharmer	Anti Money Laundering and OFAC Sanctions Officer	Anti-Money Laundering Compliance Officer and Sanctions Compliance Officer

Robert Morrison	Secretary	None

Cassandra Cook Stevenson	Assistant Treasurer	None

Ryan Memoli	Vice President, Finance and Strategy	None

Andrew Zolper	Chief Information Security Officer	None
The business address for each of the above directors and officers is 880 Carillon Parkway, St. Petersburg, Florida 33716.

(b)(2) The directors and officers of Quasar are:

Name	Position with Underwriter	Position with Registrant
Teresa Cowan	President/Manager	None

Chris Lanza	Vice President	None

Kate Macchia	Vice President	None

Susan L. LaFond	Vice President and Chief Compliance Officer and Treasurer	None

Kelly B. Whetstone	Secretary	None

Weston Sommers	Financial and Operations Principal and Chief Financial Officer	None
The business address for each of the above directors and officers is 190 Middle Street, Suite 301, Portland, ME 04101.
(c) Not applicable.
Item 33. Location of Accounts and Records
The books and other documents required by Rule 31a-1 under the Investment Company Act of 1940, as amended (“1940 Act”) are maintained in the physical possession of the Trust’s Custodian through February 28, 1994, except that: Carillon Tower and U.S. Bancorp maintain some or all of the records required by the 1940 Act; and the Subadvisers will maintain some or all of the records required by the 1940 Act. Since March 1, 1994, all required records are maintained by Carillon Tower at 880 Carillon Parkway, St. Petersburg, Florida 33716 and U.S. Bancorp at 615 East Michigan Street, Milwaukee, Wisconsin 53202.
Item 34. Management Services
None.
Item 35. Undertakings
Not Applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 125 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg and the State of Florida, on the day of March 2, 2026.

CARILLON SERIES TRUST

By:	/s/ Susan L. Walzer
Susan L. Walzer
President & Principal Executive Officer
Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 125 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Susan L. Walzer	President & Principal Executive Officer	March 2, 2026
Susan L. Walzer

/s/ Deborah L. Talbot*	Board Chair	March 2, 2026
Deborah L. Talbot

/s/ John Carter*	Trustee	March 2, 2026
John Carter

/s/ Liana Marante*	Trustee	March 2, 2026
Liana Marante

/s/ Jerry A. Webman*	Trustee	March 2, 2026
Jerry A. Webman

/s/ Carolyn K. Gill	Principal Financial Officer and Treasurer	March 2, 2026
Carolyn K. Gill

*By:	/s/ Susan L. Walzer
Susan L. Walzer
Attorney-In-Fact

EXHIBIT INDEX

Exhibit	Description

None